                                   [GRAPHIC]


                                   Smith Barney Muni Funds
                                   New York Money Market Portfolio

                                   New York Portfolio

                                   ANNUAL REPORT

                                   March 31, 1998

                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.(SM)

New York                           [PHOTO]                      [PHOTO]
Money Market
Portfolio                          HEATH B.                     JOSEPH
New York                           MCLENDON                     BENEVENTO
Portfolio
                                   Chairman                     Vice President
Dear Shareholder:

We are pleased to provide you with the annual report
for the Smith Barney Muni Funds--New York Money Market
Portfolio and New York Portfolio for the year ended             [PHOTO]
March 31, 1998. For your convenience, we have summarized
the period's prevailing economic and market conditions          PETER M.
below and outlined each Portfolio's investment strategy.        COFFEY
A detailed summary of performance can be found in the
appropriate sections that follow.                               Vice President

New York Portfolio's Performance and Investment Strategy

The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing.

For the year ended March 31, 1998, the Class A shares of the New York Portfolio generated a total return of 11.83% and outperformed its New York municipal bond fund peer group average total return of 10.49% for the same time period, according to Lipper Analytical Services, Inc. (Lipper is an independent fund-tracking organization.)

Based on the net asset value ("NAV") of $13.91 as of March 31, 1998 for Class A shares and the current monthly income dividend rate of $0.06 per Class A Share, the New York Portfolio's annualized distribution rate is 5.18%. For a New York resident in the combined federal and state income tax bracket of 40.62%, the New York Portfolio's tax-free yield of 5.18% is equivalent to a taxable yield of 8.72%. (This figure assumes a Federal income tax bracket of 36%, which represents 10% of all U.S. Federal taxpayers according to the Internal Revenue Service.)


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Smith Barney Muni Funds -- NY Money Market and NY Portfolios                   1

We are pleased to report that the New York Portfolio has been given a four-star rating overall for Class A shares and Class B shares from Morningstar, Inc.* as of March 31, 1998.

In response to the overall decline in interest rates, we have gradually pared away bonds that were vulnerable to early calls and replaced them with newer issues with better call protection. We extended the weighted average life of the New York Portfolio from 7.81 years on March 31, 1997 to 8.67 years on March 31, 1998 to help provide a more competitive stream of income over the long term. (The weighted average life differs from the weighted average maturity in that it is based on the length of time before the first optional call date rather than simply the final maturity of the bond. A longer weighted average life increases exposure to current interest rates, which reduces the risk that the bond will be called and the proceeds reinvested at a lower interest rate than the current investment.)

Given current market conditions, we have also upgraded the overall credit quality of the New York Portfolio. Because many investors have been seeking the higher yields found in lower-rated issues, the yield gap between high- and lower-quality bonds has narrowed during the past fiscal year. We believe that the lower-quality, higher-yielding bonds do not currently offer sufficient reward to justify the added risk. Therefore, we have placed an even greater emphasis on high-quality securities. As of March 31, 1998, 96.9% of the Portfolio was rated investment grade or better with roughly 33% rated AAA, the highest rating. (Investment-grade bonds are those rated in one of the highest four rating categories by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)

During the past year, we have also maintained a broad diversification over a range of different kinds of bonds. As of March 31, 1998, the Portfolio's assets were concentrated in hospital bonds (15.8%), transportation bonds (13.6%) and education bonds (11.2%).

Market and Economic Overview

During the past year, domestic bond market performance was driven primarily by a healthy economy with low inflation and the uncertainties that continue to cloud many of the world's major stock markets. Despite robust consumer demand and labor shortages in many areas, consumer prices remained fairly stable while wholesale prices for many commodities, particularly oil, actually fell. The Gross

----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through 3/31/98. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A shares, the Fund received 4 stars for the overall, the 3-year period and the 5-year period. For Class B shares, the Fund received 4 stars for the overall, and the 3-year periods. It was rated among 1,525 municipal bond funds for the 3-year period and 782 municipal bond funds for the 5-year period. Ten percent of the funds in a rating category receive five stars.

--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Domestic Product, which measures the total output of goods and services produced, grew at an annual rate of nearly 4% in 1997 and continued at about the same rate in the first quarter of 1998.

In late October 1997, the U.S. stock market experienced its first major shock during its record-setting seven-year rise when the Dow Jones Industrial Average (a price-weighted average of 30 actively traded blue chip stocks) fell more than 554 points, the largest single-day point drop in stock market history. The stock market plunge was triggered by concerns that Asia's spreading economic and financial crisis might eventually impact domestic markets. Despite the ease in which U.S. and European stock markets recovered from the downturn, many investors began to shift their attention towards "safe haven" investments such as U.S. Treasury securities. This renewed demand helped push the yield on the bellwether 30-year U.S. Treasury bond, which moves in the opposite direction of its price, to a record low of 5.73% on January 5, 1998.

Just fifteen months ago, Federal Reserve Board Chairman Alan Greenspan warned against what he viewed as "irrational exuberance" in financial markets. Since that time, the economy has continued to expand, the stock market has soared to even greater heights and in May 1997, unemployment reached its lowest level in more than 20 years. Yet, inflation has remained subdued. In a widely expected action, Federal Reserve policymakers emerged from their meeting on March 31, 1998 with no decision and let stand the 5.5% federal-funds rate, which has remained unchanged since March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.)

Interest rates, as represented by the 30-year U.S. Treasury bond yield, have dropped nearly 1.16% in the past year. Similarly, municipal bond yields have also declined, although not as sharply. According to the Bond Buyer 25-Year Revenue Index, municipal bond yields have fallen from approximately 6.09% on March 31, 1997 to 5.42% on March 31, 1998. One result of these historically low interest rates has been a record volume of municipal bond issuance.

In the first quarter of 1998 alone, more than $68 billion of bonds were sold, representing an increase of roughly 70% from the same period last year. Many municipalities took advantage of the low interest rates by refinancing older, higher-coupon bonds. Moreover, the strength of the economy has filled government coffers and increased their debt capacity while the economic expansion has accelerated demand for more infrastructure improvements, many of which have been on hold in an era of fiscal conservatism.

In our view, this surge in municipal bond supply has created a number of investment opportunities. The massive issuance volume that we have witnessed recently has helped keep municipal bond yields from falling as much as their

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Smith Barney Muni Funds -- NY Money Market and NY Portfolios                   3
taxable counterparts. In addition, the oversupply has resulted in a steeper yield curve than U.S. Treasury securities and consequently created many attractive investment opportunities, especially in the longer-term issues. (The yield curve shows the difference between short- and long-term yields.)

New York Economic Highlights

New York has finally begun to reap the benefits of the nation's ongoing economic expansion. In 1997, new job creation increased by roughly 1.2%. However, the Empire State still substantially lags the rest of the U.S. in job growth. Like many other regions, New York's economy continues to evolve from one dominated by manufacturing to a more services-oriented economy. In particular, the Empire State has benefited immensely from Wall Street's spectacular success in recent years. Strong stock market volume, high levels of merger and acquisition activity and a large volume of corporate underwriting has led to equally outstanding profit growth for many financial services firms. Wall Street's success has enabled New York City officials to project budget surpluses for the first time in years.

However, New York State still faces a number of challenges. So far, economic recovery has been limited almost entirely to the downstate region. In 1997, upstate New York posted a job growth rate of less than half that of the state as a whole and continues to struggle amid manufacturing layoffs and military base closures. This regional disparity and somewhat sluggish recovery coupled with its notoriously contentious budget processes has kept the State lingering near the bottom tier of state credit ratings. Although we are encouraged by recent developments, we remain somewhat cautious about New York's economic future.

Outlook

We remain bullish on the prospects for the municipal bond market in the coming months. We believe our positive outlook is supported by the following four factors:

o The full impact of the Asian crisis on the U.S. economy has yet to be realized. Economic strength continued into the first quarter of this year, but we attribute much of that to temporary factors such as unusually warm weather. As Asian companies attempt to recover, domestic companies will face fierce competition and that will tend to hold prices down and help to contain any emerging inflationary pressures.

o The rate of inflation remains historically low. Salomon Smith Barney research forecasts a Consumer Price Index ("CPI") increase of approximately a 1.3% annual rate for 1998, well below the roughly 5.5% annual average since 1970.

o The reduction of the Federal budget, which should also reduce the need for issuing Treasury securities.

o A significant possibility that the Asian economic and financial recovery will take longer than many investment professionals currently anticipate, therefore extending the disinflationary influence on the U.S. economy.

--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

New York Money Market Portfolio

The New York Money Market Portfolio seeks to provide investors with income exempt from Federal income tax (other than the alternative minimum tax) and New York State and City personal income taxes by investing in a portfolio of high quality, short-term New York municipal obligations selected for liquidity and stability of principal.

As of March 31, 1998, the New York Money Market Portfolio's 7-day current yield was 2.92%. The Portfolio's 7-day effective yield--which reflects compounding--was 2.97%.

The New York Money Market Portfolio invests only in short-term securities that carry minimal credit risk. All of the Portfolio's investments are rated within the top two short-term credit rating categories or are of comparable quality. During the reporting period, the Portfolio's average weighted maturity was approximately 45 days.

While the New York Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance this goal will be achieved. The U.S. government neither insures nor guarantees an investment in the New York Money Market Portfolio.

In closing, thank you for investing in the Smith Barney Muni Funds--New York Money Market Portfolio and New York Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Joseph Benevento

Heath B. McLendon                            Joseph Benevento
Chairman                                     Vice President
                                             New York Money Market Portfolio


/s/ Peter M. Coffey

Peter M. Coffey
Vice President
New York Portfolio

April 21, 1998

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Smith Barney Muni Funds -- NY Money Market and NY Portfolios                   5

================================================================================
                               New York Portfolio
================================================================================

================================================================================
Historical Performance -- Class A Shares
================================================================================

                     Net Asset Value
                  ---------------------
                  Beginning       End        Income    Capital Gain    Total
Year Ended         of Year      of Year     Dividends  Distributions Returns(1)
================================================================================
3/31/98            $13.16       $13.91        $0.73        $0.05       11.83%
--------------------------------------------------------------------------------
3/31/97             13.19        13.16         0.74         0.00        5.48
--------------------------------------------------------------------------------
3/31/96             12.83        13.19         0.74         0.00        8.71
--------------------------------------------------------------------------------
3/31/95             12.83        12.83         0.77         0.00        6.32
--------------------------------------------------------------------------------
3/31/94             13.25        12.83         0.79         0.00        2.66
--------------------------------------------------------------------------------
3/31/93             12.33        13.25         0.81         0.00       14.48
--------------------------------------------------------------------------------
3/31/92             11.80        12.33         0.81         0.00       11.98
--------------------------------------------------------------------------------
3/31/91             11.67        11.80         0.85         0.00        8.74
--------------------------------------------------------------------------------
3/31/90             11.48        11.67         0.87         0.00        9.28
--------------------------------------------------------------------------------
3/31/89             11.25        11.48         0.86         0.00       10.03
================================================================================
Total                                         $7.97        $0.05
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================
                          Net Asset Value
                        ------------------
                        Beginning   End      Income     Capital Gain   Total
Year Ended               of Year   of Year  Dividends   Distributions Returns(1)
================================================================================
3/31/98                  $13.15    $13.89     $0.66         $0.05      11.19%
--------------------------------------------------------------------------------
3/31/97                   13.18     13.15      0.67          0.00       4.96
--------------------------------------------------------------------------------
3/31/96                   12.84     13.18      0.68          0.00       8.05
--------------------------------------------------------------------------------
Inception* - 3/31/95      11.96     12.84      0.29          0.00       9.92+
================================================================================
Total                                         $2.30         $0.05
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================
                          Net Asset Value
                        ------------------
                        Beginning   End      Income     Capital Gain   Total
Year Ended               of Year   of Year  Dividends   Distributions Returns(1)
================================================================================
3/31/98                  $13.14    $13.88     $0.65         $0.05      11.13%
--------------------------------------------------------------------------------
3/31/97                   13.17     13.14      0.67          0.00       4.91
--------------------------------------------------------------------------------
3/31/96                   12.83     13.17      0.68          0.00       8.07
--------------------------------------------------------------------------------
3/31/95                   12.82     12.83      0.68          0.00       5.66
--------------------------------------------------------------------------------
3/31/94                   13.24     12.82      0.70          0.00       1.96
--------------------------------------------------------------------------------
Inception* - 3/31/93      12.84     13.24      0.12          0.00       4.04+
================================================================================
Total                                         $3.50         $0.05
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

================================================================================
                               New York Portfolio
================================================================================

================================================================================
Average Annual Total Return
================================================================================

                                             Without Sales Charge(1)
                                  ----------------------------------------------
                                  Class A             Class B           Class C
================================================================================
Year Ended 3/31/98                 11.83%               11.19%           11.13%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98            6.96                 N/A              6.30
--------------------------------------------------------------------------------
Ten Years Ended 3/31/98             8.90                 N/A               N/A
--------------------------------------------------------------------------------
Inception* through 3/31/98          7.69                10.09             6.82
================================================================================
                                            With Sales Charge(2)
                                 -----------------------------------------------
                                 Class A          Class B           Class C
================================================================================
Year Ended 3/31/98                7.34%             6.69%            10.13%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98          6.09               N/A              6.30
--------------------------------------------------------------------------------
Ten Years Ended 3/31/98           8.45               N/A               N/A
--------------------------------------------------------------------------------
Inception* through 3/31/98        7.30              9.62              6.82
================================================================================

================================================================================
Cumulative Total Return
================================================================================
                                               Without Sales Charge(1)
================================================================================
Class A (3/31/88 through 3/31/98)                      134.54%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/98)                    38.61
--------------------------------------------------------------------------------
Class C (Inception* through 3/31/98)                    41.20
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are January 16, 1987, November 11, 1994 and January 8, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                   7

================================================================================
Historical Performance
================================================================================
                 Growth of $10,000 Invested in Class A Shares of
                           the New York Portfolio vs.
                    Lehman Brothers Municipal Long Bond Index
                    and Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                            March 1988 -- March 1998

       [THE FOLLOWING DATA APPEARED IN A LINE CHART IN THE PRINTED MATTER]

                                  Lehman Brothers         Lehman Brothers
              New York            Municipal Long          Municipal Bond
              Portfolio           Bond Index*             Index*
--------------------------------------------------------------------------------
3/88            9,698                 10,000                  10,000
3/89           10,639                 11,054                  10,721
3/90           11,593                 12,281                  11,851
3/91           12,569                 13,442                  12,944
3/92           14,035                 14,972                  14,238
3/93           16,027                 17,164                  16,020
3/94           16,415                 17,360                  16,391
3/95           17,428                 18,864                  17,610
3/96           18,946                 20,598                  19,087
3/97           19,985                 21,896                  20,125
3/89           22,348                 24,649                  22,282

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index is a more appropriate broad-based benchmark for the market in which the New York Portfolio invests, rather than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as a basis of comparison of total return performance than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to any management and trading expenses incurred mutual funds.

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

===========================================================================================================
Schedules of Investments                                                                     March 31, 1998
===========================================================================================================

                         NEW YORK MONEY MARKET PORTFOLIO

     FACE
    AMOUNT      RATING                       DESCRIPTION                                           VALUE
===========================================================================================================
                              Albany IDA IDR, 540 Broadway Project:
$  1,255,000     NR++            Series B-2 4.200% due 12/1/98(a)(c)                            $ 1,255,000
   1,250,000     NR++            Series B-3 4.200% due 12/1/98(a)(c)                              1,250,000
   5,000,000     SP-1+        Buffalo RANS 4.400% due 8/5/98                                      5,009,767
   3,600,000     NR++         Chautauqua County IDA Red Wing Project 3.450%(b)                    3,600,000
   5,000,000     NR++         Columbia County IDR Rural Manufacturing Project
                                 3.600%(a)(b)                                                     5,000,000
   7,000,000     NR+          East Islip UFSD TAN 4.250% due 6/26/98                              7,005,236
  10,500,000     NR+          East Meadow UFSD TAN 4.250% due 6/29/98                            10,510,106
  10,000,000     NR+          Eastern Suffolk County BOCES RAN 4.500% due 6/24/98                10,011,144
                              Erie County IDA:
                                 Colad Group:
   2,160,000     A-1                Series A 3.600%(a)(b)                                         2,160,000
   2,229,000     A-1                Series B 3.600%(a)(b)                                         2,229,000
   8,500,000     MIG 1*          Erie County Series A 4.500% due 6/25/98                          8,513,338
   3,995,000     VMIG 1*         Rosina Food Products 3.400%(a)(b)                                3,995,000
   2,560,000     A-1          Fulton County IDR (Fiber Conversion Inc.) 3.950%(a)(b)              2,560,000
   1,050,000     A-1          Glens Falls IDA Broad Street Center Project 3.650%(b)               1,050,000
  13,419,000     NR+          Hempstead BAN Series D 4.000% due 10/15/98                         13,432,944
   3,350,000     A-1+         Hempstead IDA Trigen-Nassau Energy Corp. 3.550%(b)                  3,350,000
                              Jefferson County IDA IDR:
   1,585,000     A-1             The Climax Manufacturing Co. Project 3.600%(a)(b)                1,585,000
   2,300,000     A-1             Fisher Gauge 3.600%(a)(b)                                        2,300,000
   2,150,000     NR+          Lancaster Village BAN 4.250% due 6/25/98                            2,151,828
   3,100,000     A-1          Lewis County IDA IDR (The Climax Manufacturing Co.
                                 Project) 3.600%(a)(b)                                            3,100,000
   8,000,000     NR+          Longwood CSD TAN 4.250% due 6/30/98                                 8,006,467
   2,500,000     NR+          Monroe County BOCES RANS Series 1997
                                 4.250% due 6/19/98                                               2,501,456
   4,565,000     P-1*         Monroe County IDA (Granite Building) 3.500%(b)                      4,565,000
   6,200,000     A-1          Monroe County IDA JADA Precision Plastic 97
                                 3.600%(a)(b)                                                     6,200,000
   5,000,000     A-1+         Municipal Assistance Corp. Series F Bond
                                 AMBAC-Insured TECP Series G 3.400% due 4/6/98                    5,000,000
   9,000,000     NR+          Nassau County BOCES RAN Lot 1 4.250% due 6/30/98                    9,005,336
   3,600,000     A-1+         Nassau County IDA Cold Spring Harbor 3.800%(b)                      3,600,000
  13,750,000     SP-1+        Nassau County RAN Series B 4.500% due 4/10/98                      13,752,139
                              New York City GO:
   4,500,000     A-1+            Sub-Series 92D FGIC-Insured 3.500%(b)                            4,500,000
   4,200,000     A-1+            Sub-Series 92D FGIC-Insured 3.550%(b)                            4,200,000
   5,000,000     A-1+            Sub-Series 92D FGIC-Insured 3.550%(b)                            5,000,000
  12,300,000     A-1+            Sub-Series 94B-8 3.450%(b)                                      12,300,000
   6,500,000     A-1+            Sub-Series 94B-10 3.450%(b)                                      6,500,000
   2,200,000     A-1+            Sub-Series 95 F2 3.550%(b)                                       2,200,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                   9

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                         NEW YORK MONEY MARKET PORTFOLIO

     FACE
    AMOUNT      RATING                       DESCRIPTION                                           VALUE
===========================================================================================================
$ 29,500,000     A-1+         New York City HDC MFH Carnegie Park Series A 3.500%(b)            $29,500,000
                              New York City HDC Mortgage Revenue MFH:
                                 400 West 59th Street:
   7,000,000     A-1                Series A-1 3.550%(a)(b)                                       7,000,000
  12,700,000     A-1                Series A-2 3.650%(a)(b)                                      12,700,000
  10,200,000     A-1+            Columbus Apartments 3.500%(b)                                   10,200,000
   2,250,000     A-1+            Parkgate Tower 1 3.600%(b)                                       2,250,000
  10,400,000     A-1             York Avenue Project 3.600%(a)(b)                                10,400,000
  43,000,000     A-1+         New York City Health & Hospital Series A 3.500%(b)                 43,000,000
                              New York City IDA:
  19,000,000     A-1             Air Express International Corporation Project
                                    3.750%(a)(b)                                                 19,000,000
   2,326,000     VMIG 1*         Civic Facilities Revenue Berkeley Carroll
                                    School Project 3.500%(b)                                      2,326,000
   2,500,000     A-1             Civic Facilities Revenue Children Oncology
                                    Society 3.500%(b)                                             2,500,000
   2,150,000     A-1             Civic Facilities Revenue Columbia
                                    Grammar School Project 3.500%(b)                              2,150,000
   3,050,000     VMIG 1*         Series 87-A 3.500%(a)(b)                                         3,050,000
     900,000     VMIG 1*         Series 89-0 3.500%(a)(b)                                           900,000
   1,620,000     VMIG 1*         Series 89-G 3.500%(a)(b)                                         1,620,000
  12,000,000     A-1+            Solid Waste Facility USA Waste Services 3.550%(a)(b)            12,000,000
                              New York City Municipal Water Finance Authority:
   5,100,000     A-1+            Tax-Exempt Eagle Trust Series B 3.770%
                                    PART MBIA-Insured(b)                                          5,100,000
  10,000,000     A-1+            TECP Series 5A 3.450% due 5/7/98                                10,000,000
  10,000,000     A-1+            TECP Series 5B 3.400% due 5/7/98                                10,000,000
  30,000,000     SP-1+        New York City RAN Series A 4.500% due 6/30/98                      30,067,736
  23,735,000     VMIG 1*      New York City Transitional Financial Authority PART
                                 3.750%(b)                                                       23,735,000
   9,175,000     A-1+         New York City Trust Cultural Resource Revenue
                                 Carnegie Hall Series A 3.500%(b)                                 9,175,000
                              New York State Dormitory Authority Revenue:
   2,000,000     A-1+            City University Revenue FGIC-Insured 3.750%(b)                   2,000,000
   8,625,000     A-1+            Colgate University PART FGIC-Insured 3.700%(b)                   8,625,000
                                 Memorial Sloan Kettering TECP:
   9,600,000     A-1                Series 89 A 3.250% due 5/1/98                                 9,600,000
  10,560,000     A-1                Series 89 A 3.150% due 4/1/98                                10,560,000
   1,500,000     A-1                Series 89 B 3.150% due 4/2/98                                 1,500,000
  11,400,000     A-1                Series 89 B 3.350% due 4/2/98                                11,400,000
   2,900,000     A-1                Series 89 B 3.250% due 5/1/98                                 2,900,000
   3,500,000     A-1                Series 89 C 3.150% due 4/1/98                                 3,500,000
   6,600,000     A-1                Series 89 C 3.250% due 5/11/98                                6,600,000
   1,000,000     A-1                Series 89 D 3.150% due 4/2/98                                 1,000,000
  10,000,000     A-1+               Series 96 3.500% due 4/7/98                                  10,000,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                         NEW YORK MONEY MARKET PORTFOLIO

     FACE
    AMOUNT      RATING                       DESCRIPTION                                           VALUE
===========================================================================================================
$  1,500,000     A-1+               Series 96 3.250% due 5/1/98                                 $ 1,500,000
  10,300,000     A-1+               Series 96 3.450% due 5/15/98                                 10,300,000
   7,235,000     A-1+            Mental Health Facilities FSA-Insured PART 3.770%(b)              7,235,000
   6,250,000     A-1+            United Health Services AMBAC-Insured PART
                                    3.90% due 10/1/98(c)                                          6,250,000
                              New York State Energy Research &
                                 Development Authority Electric Facilities:
   8,300,000     VMIG 1*            LILCO Series A 3.550%(a)(b)                                   8,300,000
  10,500,000     VMIG 1*            LILCO Series A 3.700%(a)(b)                                  10,500,000
                                 Niagara Mohawk:
   3,400,000     P-1*               Series 86A 3.800%(a)(b)                                       3,400,000
  14,200,000     A-1+               Tax-Exempt Eagle Trust
                                       PART FGIC-Insured 3.400%(b)                               14,200,000
   9,500,000     A-1+               Tax-Exempt Eagle Trust
                                       PART FGIC-Insured 3.770%(b)                                9,500,000
                              New York State Energy Research &
                                 Development Authority Gas Facilities:
                                    Brooklyn Union Gas MBIA-Insured:
  14,300,000     A-1+                  Project A 3.600%(b)                                       14,300,000
   1,300,000     A-1+                  Project B 3.600%(b)                                        1,300,000
  11,250,000     P-1*               Central Hudson Gas & Electric 3.850%(b)                      11,250,000
  11,900,000     A-1+               Rochester Gas & Electric Series 97A
                                       MBIA-Insured 3.400%(b)                                    11,900,000
  18,000,000     A-1+               Rochester Gas & Electric B
                                       MBIA-Insured 3.600%(b)                                    18,000,000
                              New York State Environmental Facilities Corp. PCR:
  20,000,000     A-1+            Tax-Exempt Eagle Trust PART FSA-Insured 3.770%(b)               20,000,000
  16,300,000     A-1+            Tax-Exempt Eagle Trust PART Series D 3.750%
                                    due 7/1/98(c)                                                16,300,000
   1,100,000     A-1+         New York State Environmental Quality
                                 Series 97A TECP 3.450% due 4/9/98                                1,100,000
                              New York State Housing Finance Authority:
  24,500,000     VMIG 1*         250 West 50th Street 3.600%(a)(b)                               24,500,000
  15,000,000     A-1+            Liberty View Apartment Series 97 A 3.500%(a)(b)                 15,000,000
   9,900,000     VMIG 1*         Normandy Court Project 1 3.500%(b)                               9,900,000
  20,000,000     VMIG 1*         Saxony Housing Series 97A 3.650%(a)(b)                          20,000,000
                              New York State Local Government Assistance Corp.:
   3,000,000     A-1+            PART AMBAC-Insured 3.900%(b)                                     3,000,000
   7,400,000     A-1+            Series 93 A 3.450%(b)                                            7,400,000
   3,300,000     A-1+            Series 94 B 3.400%(b)                                            3,300,000
  29,000,000     A-1+            Series 95 B 3.450%(b)                                           29,000,000
  19,700,000     A-1+            Series 95 C 3.450%(b)                                           19,700,000
   4,200,000     A-1+            Series 95 C 3.500%(b)                                            4,200,000
   6,600,000     A-1+            Series 95 E 3.500%(b)                                            6,600,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  11

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                         NEW YORK MONEY MARKET PORTFOLIO

     FACE
    AMOUNT      RATING                       DESCRIPTION                                           VALUE
===========================================================================================================
                              New York State Medical Care Facility Finance Agency:
$  7,700,000     VMIG 1*         Lenox Hill Hospital 3.600%(b)                                  $ 7,700,000
  12,125,000     VMIG 1*         St. Luke's PART FHA-Insured 3.770%(b)                           12,125,000
   2,000,000     A-1+            Tax-Exempt Eagle Trust New York Hospital 3.770%
                                    PART AMBAC-Insured(b)                                         2,000,000
                              New York State Mortgage Revenue Agency:
   6,480,000     VMIG 1*         PART Series HHZ 3.800%(a)(b)                                     6,480,000
  13,500,000     VMIG 1*         PART Series 38 3.800%(a)(b)                                     13,500,000
   7,530,000     VMIG 1*         PART Series KK 3.900%(a)(c)                                      7,530,000
  32,000,000     A-1+         New York State Power Authority TECP Series 2
                                 3.200% due 4/9/98                                               32,000,000
  22,275,000     A-1+         New York State Thruway PART Series 97 3.700%(b)                    22,275,000
  14,595,000     A-1          New York State UDC 93A Refunding FSA-Insured
                                 PART 3.900% due 10/14/98(c)                                     14,595,000
  12,342,000     VMIG 1*      New York State UDC Correctional Facilities
                                 Series 3 PART 3.800%(b)                                         12,342,000
   2,140,000     NR+          Niagara County GO BAN 4.250% due 7/17/98                            2,142,107
   8,000,000     A-1+         Niagara County IDA American Re-Fuel Co.
                                 Series D 3.700%(a)(b)                                            8,000,000
   3,500,000     P-1*         Niagara County IDA IDR (General Abrasive Tribacher)
                                 3.750%(a)(b)                                                     3,500,000
  15,000,000     NR+          Onondaga County BAN Series 97 4.125% due 6/19/98                   15,010,162
                              Onondaga County IDA:
   3,125,000     A-1             Civic Facilitiy B 3.550%(a)(b)                                   3,125,000
   4,500,000     A-1             Southern Container Series A 3.550%(a)(b)                         4,500,000
   1,725,000     A-1             Southern Container Series B 3.550%(a)(b)                         1,725,000
  10,000,000     NR+          Oyster Bay NY BAN 4.000% due 2/25/99                               10,045,420
   4,400,000     NR+          Plainedge UFSD 4.250% due 6/30/98                                   4,402,896
   5,990,000     A-1+         Port Authority NY NJ, JFK International Airport PART
                                 MBIA-Insured 4.200%(b)                                           5,990,000
   1,000,000     VMIG 1*      Puerto Rico Commonwealth GDB MBIA-Insured
                                 3.700%(b)                                                        1,000,000
   6,000,000     NR+          Puerto Rico Industrial Medical PCR (Abbott
                                 Laboratory) Series 1983 3.550% due 3/1/99(c)                     6,000,000
   7,158,000     NR+          Rensselaer County BAN Series B 4.250% due 6/25/98                   7,164,084
   1,100,000     NR++         Rensselaer County IDA IDR (Millers Supermarket Inc.                 1,100,000
                                 Project) 3.750% due 3/1/99(a)(c)
  13,000,000     NR++         Rochester BANS Series 1998 I 4.000% due 3/9/99                     13,050,567
   5,690,000     NR++         Rochester GO Series 94 A PART AMBAC-Insured
                                 3.800%(b)                                                        5,690,000
   1,000,000     P-1*         Rotterdam IDA IDR Rotterdam Park 3.500%(b)                          1,000,000
   1,900,000     P-1*         Schenectady County IDA IDR Refunding (Scotia
                                 Industrial Park Project) Series 94A 3.500%(b)                    1,900,000
   7,000,000     A-1          Seneca County IDA Chiropractic College 3.500%(b)                    7,000,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                         NEW YORK MONEY MARKET PORTFOLIO

     FACE
    AMOUNT      RATING                       DESCRIPTION                                           VALUE
===========================================================================================================
 $25,000,000     SP-1+        Suffolk County NY TRANS Series RA 1
                                 4.250% due 8/13/98                                            $ 25,058,434
   5,000,000     NR+          Sullivan County GO BAN 4.500% due 7/17/98                           5,007,036
                              Syracuse New York BANS:
  20,000,000     SP-1+           Series B 4.000% due 12/18/98                                    20,024,666
  11,304,000     SP-1+           Series C 4.250% due 12/18/98                                    11,331,045
                              Triborough Bridge & Tunnel Authority:
   3,000,000     NR+             Series A 4.250% due 1/1/99                                       3,016,500
  40,100,000     VMIG 1*         Special Obligations 3.450%(b)                                   40,100,000
   8,525,000     AAA             Pre-Refunded -- Escrowed with U.S. government
                                    securities to 1/1/99 Call @ 101.50
                                    6.500% due 1/1/15                                             8,836,878
   2,650,000     A-1+         United Nations Development Corp. PART 3.850%(b)                     2,650,000
   4,924,000     NR+          Wilson CSD BAN 4.250% due 4/16/98                                   4,924,784
-----------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100%
                              (Cost-- $1,153,534,076**)                                      $1,153,534,076
===========================================================================================================

(a) Income from this issue is considered a preference item for the purposes of calculating the alternative minimum tax.

(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(c)  Variable rate obligation payable at par on demand on the date indicated.

++ Security has not been rated by either Moody's Investors Service or Standard & Poor's Ratings Services. However, the Board of Trustees has determined the security to be considered a first tier quality issue due to enhancement features such as insurance or irrevocable letters of credit.

+ Security has not been rated by either Moody's Investors Service or Standard & Poor's Ratings Services. However, the Board of Trustees has determined that the security presents minimal credit risk.

** Aggregate cost for Federal income tax purposes is substantially the same. See pages 24 through 26 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  13

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Education -- 11.2%
$  2,500,000     AAA          New York State Dormitory Authority Revenue Bonds:
                                 Center Development of Disabilities, Series A,
                                    AMBAC-Insured, 5.000% due 7/1/17                            $ 2,450,000
                                 City University Systems:
                                    Series A:
   5,625,000     BBB+                  5.625% due 7/1/16                                          5,941,405
   5,000,000     AAA                   FGIC-Insured, 5.000% due 7/1/16                            4,887,500
   7,000,000     BBB+               Series B, 6.000% due 7/1/14                                   7,708,750
   2,500,000     BBB+               Series C, 7.500% due 7/1/10(a)                                3,087,500
                                 Cornell University, Series A:
   2,000,000     AA                 7.375% due 7/1/20                                             2,177,500
   1,000,000     AA                 7.375% due 7/1/30                                             1,088,750
     200,000     Baa1*           Department of Health, State of New York Issue,
                                    7.250% due 7/1/02                                               215,750
   2,700,000     AA              Manhattan College, Asset Guaranty,
                                    6.500% due 7/1/19                                             2,892,375
                                 New York Medical College:
   1,100,000     AAA                7.250% due 10/1/03                                            1,123,375
     220,000     AA                 Asset Guaranty, 6.700% due 7/1/01                               237,875
   2,000,000     AAA             Rockefeller University, 4.750% due 7/1/37                        1,847,500
                                 State University Educational Facility:
   4,000,000     A-                 5.375% due 7/1/21                                             4,020,000
  20,000,000     A-                 5.125% due 5/15/21                                           19,525,000
  12,110,000     A-                 Series A, 5.875% due 5/15/17                                 13,472,374
                                    Series B:
   1,000,000     A-                    7.500% due 5/15/11                                         1,252,500
   5,000,000     AAA                   FGIC-Insured, 5.250% due 5/15/19                           5,156,250
   7,370,000     A+              University of Rochester, Series A, 6.500% due 7/1/19             8,180,700
     285,000     BBB+            Upstate Community College, Series B,
                                    7.100% due 7/1/01                                               309,225
-----------------------------------------------------------------------------------------------------------
                                                                                                 85,574,329
-----------------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 0.9%
   1,495,000     AAA          Commonwealth of Puerto Rico, Aqueduct & Sewer
                                 Authority Revenue Bonds, 10.250% due 7/1/09                      2,068,706
   3,150,000     AAA          New York City GO, AMBAC-Insured, Series I,
                                 7.250% due 8/15/14                                               3,319,313
   1,470,000     AAA          New York State Power Authority Revenue &
                                 General Purpose, 9.500% due 1/1/01                               1,560,038
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,948,057
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Finance -- 8.1%
                              New York City Transitional Finance Authority
                                 Revenue, Future Tax:
$  5,400,000     AA                 Series A, 5.125% due 8/15/21                                $ 5,305,500
                                    Series B:
  10,000,000     AA                    4.750% due 11/15/23                                        9,275,000
  15,000,000     AA                    4.500% due 11/15/27                                       13,237,500
                              New York State Local Government Assistance Corp.:
                                 Series B, MBIA-Insured:
   8,000,000     AAA                5.000% due 4/1/18                                             7,840,000
   5,000,000     AAA                4.875% due 4/1/20                                             4,793,750
  12,000,000     AAA                5.000% due 4/1/21                                            11,760,000
   6,450,000     A+              Series C, 5.500% due 4/1/17                                      6,828,938
                              New York State Municipal Bond Bank Agency,
                                 Special Revenue Program:
   1,000,000     BBB+               City of Buffalo, 6.875% due 3/15/06                           1,086,250
   1,500,000     A+                 City of Rochester, 6.750% due 3/15/11                         1,623,750
-----------------------------------------------------------------------------------------------------------
                                                                                                 61,750,688
-----------------------------------------------------------------------------------------------------------
General Obligation -- 6.7%
   1,000,000     A            Commonwealth of Puerto Rico GO,
                                 8.000% due 7/1/08                                                1,029,260
                              Green Island GO:
     100,000     Baa*            9.375% due 11/1/01                                                 114,375
     125,000     Baa*            9.375% due 11/1/02                                                 146,719
                              New York City Refunding Bonds, GO:
   1,145,000     AAA             Series B1, MBIA-Insured, 6.950% due 8/15/12                      1,321,044
   5,000,000     A3*             Series C, 6.660% due 8/1/09                                      5,262,500
   5,000,000     A3*             Series D, 5.250% due 8/1/21                                      4,968,750
   6,000,000     A3*             Series F, 5.000% due 8/1/23                                      5,737,500
   5,000,000     A3*             Series G, 5.125% due 8/1/25                                      4,812,500
                                 Series H:
     660,000     A3*                7.000% due 2/1/21                                               724,350
  10,000,000     A3*                6.125% due 8/1/25                                            10,812,500
     540,000     A3*             Series I, 7.250% due 8/15/14                                       569,025
                              New York State GO:
   1,000,000     A               12.000% due 11/15/03(a)                                          1,380,000
   2,750,000     A               9.875% due 11/15/05(a)                                           3,705,625
   3,195,000     Aa2*         Orange County GO, 5.125% due 9/1/23                                 3,202,987
   6,000,000     A            Puerto Rico Commonwealth, Public Improvement,
                                 Refunding Bonds, 4.500% due 7/1/23                               5,407,500
   1,500,000     AAA          Yonkers GO, Series B, FGIC-Insured,
                                 5.000% due 9/1/17                                                1,473,750
-----------------------------------------------------------------------------------------------------------
                                                                                                 50,668,385
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  15

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Government Facilities -- 2.4%
                              New York State Urban Development Corp. Revenue:
                                 Correctional Facilities Service Contract, Series A:
$ 10,700,000     BBB+               5.000% due 1/1/19                                           $10,231,874
   5,000,000     BBB+               5.000% due 1/1/28                                             4,750,000
   3,000,000     BBB+            State Facilities, 5.700% due 4/1/20                              3,187,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 18,169,374
-----------------------------------------------------------------------------------------------------------
Hospitals -- 15.8%
     680,000     B1*          Monroe County IDA Revenue, Civic Facilities,
                                 Genesee Hospital, Series A, 6.500% due 11/1/99                     693,600
   2,000,000     AAA          New York State Dormitory Authority Revenue:
                                 Long Island Medical Center, Series A, FHA-Insured,
                                    7.750% due 8/15/27                                            2,045,000
   5,350,000     Aa3*            Lutheran Center at Poughkeepsie, LOC Key Bank,
                                    6.050% due 7/1/26                                             5,664,313
   5,000,000     AAA             Memorial Sloan Kettering Cancer Center,
                                    Series C, MBIA-Insured, 5.500% due 7/1/23                     5,293,750
                                 Mental Health Services Facilities, Series B:
   2,500,000     A-                 5.000% due 2/15/18                                            2,396,875
   7,000,000     A-                 5.625% due 2/15/21                                            7,262,500
   8,500,000     AAA             Millard Fillmore Hospital, AMBAC/FHA-Insured,
                                    5.375% due 2/1/32                                             8,542,500
  21,000,000     AAA             New York & Presbyterian Hospital, FHA-Insured,
                                    4.750% due 8/1/16                                            19,950,000
   5,850,000     AAA             St. Joseph's Hospital, MBIA-Insured,
                                    5.250% due 7/1/18                                             5,842,688
   3,000,000     AA              St. Luke's Home, Residential Health,
                                    FHA-Insured, 6.375% due 8/1/35                                3,262,500
   2,450,000     AAA             St. Vincent's Hospital & Medical Center, FHA-Insured,
                                    7.400% due 8/1/30                                             2,682,750
                              New York State Medical Care Facilities Finance
                                 Agency Revenue:
   2,080,000     A-                 8.875% due 8/15/07                                            2,129,400
     550,000     A-                 7.700% due 2/15/18                                              568,255
                                    Hospital & Nursing Home Insured Mortgage,
                                       FHA-Insured:
                                          Series A:
      90,000     AA                          6.100% due 2/15/02                                      95,063
  11,805,000     AAA                         6.200% due 2/15/21                                  12,675,618
   4,090,000     AA                          7.450% due 8/15/31                                   4,534,788
     990,000     AA                       Series B, 7.000% due 8/15/32                            1,093,950
                                    Series A:
   2,500,000     BB                    Central Suffolk Hospital Mortgage Project,
                                          6.125% due 11/1/16                                      2,543,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Hospitals -- 15.8% (continued)
$  1,000,000     Aa2*                  Health Center Projects, Secured Mortgage
                                          Program, 6.375% due 11/15/19                          $ 1,098,750
   6,800,000     AA                    Methodist Hospital, FHA-Insured,
                                          6.700% due 8/15/23                                      7,352,500
   4,000,000     AA                    Mortgage Project, FHA-Insured,
                                          6.375% due 8/15/24                                      4,350,000
                                    Series B:
   1,860,000     AAA                   Long Term Healthcare, FSA-Insured,
                                          6.450% due 11/1/14                                      2,027,400
   3,500,000     AA                    Mortgage Project, FHA-Insured,
                                          6.100% due 2/15/15                                      3,766,875
                                    Series F, Mental Health Services Facilities
                                       Improvement:
   4,720,000     A-                       6.500% due 8/15/12                                      5,127,100
   4,615,000     A-                       6.500% due 2/15/19                                      4,909,205
   2,755,000     NR           Newark-Wayne Community Hospital Inc., Hospital Revenue
                                 Refunding & Improvement, Series A, 7.600% due 9/1/15             2,892,750
     500,000     Baa1*        Port Jervis, NY Industrial Development Authority,
                                 Franciscan Health Partnership, 5.200% due 11/1/8                   506,875
     710,000     A            Valley Health Development Corp., Mortgage Revenue Bonds,
                                 Mortgage Loan, FHA-Insured, 11.300% due 2/1/23                     851,113
-----------------------------------------------------------------------------------------------------------
                                                                                                120,159,868
-----------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.5%
   6,470,000     Baa*         Commonwealth of Puerto Rico, Urban Renewal &
                                 Housing Corp. Revenue Bonds, 7.875% due 10/1/04                  6,930,987
   1,750,000     NR           Lincoln Towers Housing Corp., Mortgage Revenue,
                                 11.250% due 1/1/15                                               1,814,295
                              New York City Housing Development Corp.,
                                 Multi-Family Housing:
   1,560,015     NR                 Cadman Project, 6.500% due 11/15/18                           1,638,062
     990,157     NR                 Heywood Towers Project, 6.500% due 10/15/17                   1,039,694
   1,258,358     NR                 Kelly Project, 6.500% due 2/15/18                             1,326,347
   1,344,757     AAA                Pass Through Certificates, AMBAC-Insured,
                                       6.500% due 12/20/01                                        1,413,676
   1,613,960     NR                 Riverside Project, 6.500% due 11/15/18                        1,696,902
                                    Series A, FHA-Insured:
   4,000,000     AAA                   6.600% due 4/1/30                                          4,235,000
   5,000,000     AAA                   Multi-Unit Mortgage Refunding,
                                          7.350% due 6/1/19                                       5,306,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  17

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Housing: Multi-Family -- 6.5% (continued)
                              New York State Housing Finance Agency Revenue,
                                 Multi-Family Housing:
                                    FHA-Insured:
$  2,000,000     Aa2*                  Secured Mortgage, Series A,
                                          6.200% due 8/15/15(c)                                 $ 2,132,500
   1,500,000     AAA                   Series C, 6.500% due 8/15/24                               1,597,500
   3,450,000     AAA                Housing Project Mortgage, Series A, FSA-Insured,
                                       6.125% due 11/1/20                                         3,657,000
                                    Secured Mortgage Project, SONYMA-Insured:
                                       Series A:
     500,000     Aa2*                     7.000% due 8/15/12(c)                                     539,375
     500,000     Aa2*                     7.050% due 8/15/24(c)                                     535,625
   6,870,000     Aa2*                  Series B, 6.250% due 8/15/29(c)                            7,256,438
   1,750,000     Aa2*                  Series C, 6.600% due 8/15/27                               1,881,250
   5,200,000     Aa2*         New York State Mortgage Agency Revenue,
                                 Homeowner Mortgage, Series 69,
                                 5.500% due 10/1/28(c)                                            5,219,500
   1,000,000     A1*          Rensselaer Housing Authority, Multi-Family
                                 Mortgage Revenue, Rensselaer Elderly Apartments,
                                 Series A, 7.750% due 1/1/11                                      1,076,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 49,296,651
-----------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.0%
                              New York State Mortgage Agency Revenue:
   1,345,000     Aaa*            9th Series A, Pool-Insured, 7.300% due 4/1/17(c)                 1,353,568
   1,000,000     Aaa*            Series 41-A, 6.450% due 10/1/14                                  1,078,750
                                 Homeowner Mortgage:
   2,625,000     Aa2*               Series 37-A, 6.375% due 10/1/14                               2,828,437
   4,000,000     Aa2*               Series 42, FHA-Insured, 6.650% due 4/1/26(c)                  4,300,000
   9,880,000     Aa2*               Series 46, 6.650% due 10/1/25(c)                             10,658,050
   4,400,000     Aa2*               Series 65, 5.850% due 10/1/28(c)                              4,521,000
   5,000,000     Aa2*               Series 67, 5.800% due 10/1/28(c)                              5,118,750
     785,000     Aa2*               Series SS, FHA-Insured, 7.950% due 10/1/22(c)                   834,063
-----------------------------------------------------------------------------------------------------------
                                                                                                 30,692,618
-----------------------------------------------------------------------------------------------------------
Industrial Development -- 6.8%
   2,250,000     A-           Essex County IDA Revenue, Solid Waste,
                                 (International Paper Co. Project), Series A,
                                 6.150% due 4/1/21(c)                                             2,430,000
     500,000     AA-          Monroe County IDA, Public Improvement,
                                 Canal Ponds Park, Series A, 7.000% due 6/15/13                     555,000
                              New York City IDA:
   5,000,000     BBB-            Brooklyn Navy Yard Cogen Partners,
                                    5.750% due 10/1/36(c)                                         5,106,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Industrial Development -- 6.8% (continued)
                                 Civic Facility Revenue, (The Lighthouse Project):
$  1,000,000     AA                 6.375% due 7/1/10                                           $ 1,067,500
   2,250,000     AA                 6.500% due 7/1/22                                             2,404,688
     925,000     Aa1*            Prime Laboratories Inc., Series C, 7.700%
                                    Mandatory Tender 11/1/10                                        928,145
   1,450,000     Baa2*           Special Facilities Revenue, (1990 American
                                    Airlines Inc. Project), 8.000% due 7/1/20(c)                  1,512,336
   8,000,000     AAA          Onondaga County IDA Sewer Facilities Revenue, (Bristol-
                                 Meyers Squibb Co. Project), 5.750% due 3/1/24(c)                 8,780,000
   1,600,000     AA           Oswego County IDA, (Seneca Hill Project), Series A,
                                 FHA-Insured, 5.650% due 8/1/37                                   1,638,000
                              Port Authority of New York & New Jersey:
   8,000,000     BBB-            Delta Airlines Inc. Project, Series 1R, 6.950% due 6/1/08        8,780,000
  12,000,000     NR              Special Project, 5th Installment, 6.750% due 10/1/19(c)         13,380,000
   1,410,000     A            Rensselear County IDA, Albany International Corp.,
                                 7.550% due 6/1/07(a)(c)                                          1,670,850
   1,250,000     AAA          Syracuse GO, IDA, James Square Association,
                                 FHA-Insured, 7.000% due 8/1/25(a)                                1,345,313
   2,230,000     B2*          Warren & Washington Counties IDA, Resource Recovery
                                 Revenue Bonds, Series A, 7.900% due 12/15/07                     2,321,987
-----------------------------------------------------------------------------------------------------------
                                                                                                 51,920,069
-----------------------------------------------------------------------------------------------------------
Life Care Systems -- 5.4%
   7,450,000     AAA          Castle Residential Health Care Facility Mortgage Revenue,
                                 FHA-Insured, 5.750% due 8/1/37                                   7,682,813
                              New York State Dormitory Authority Revenue Bonds:
                                 Chapel Oaks Inc.:
   1,100,000     Aa3*               5.375% due 7/1/17                                             1,098,625
   1,000,000     Aa3*               5.450% due 7/1/26                                             1,005,000
   1,230,000     AAA             Crouse Community Center, FHA-Insured,
                                    7.500% due 8/1/29                                             1,320,713
   7,000,000     BBB+            Department of Health, Veterans Home,
                                    5.500% due 7/1/21                                             7,078,750
                                 FHA-Insured:
   1,000,000     AAA                Eger Health Care, Nursing Home, 5.100% due 2/1/28               970,000
                                    Genessee Valley:
   1,000,000     AA                    Series A, 6.900% due 2/1/32                                1,076,250
     685,000     AA                    Series B, 6.850% due 8/1/16                                  750,075
   3,815,000     AA                 Hebrew Nursing Home, 6.125% due 2/1/37                        4,058,205
   1,310,000     AAA                Heritage House Nursing Center, 7.000% due 8/1/31              1,431,175
   2,450,000     AA-                Iroquois Nursing Home, 7.050% due 2/1/31                      2,655,188
   2,190,000     AAA                Jewish Geriatric Center, 7.150% due 8/1/14                    2,510,287
   1,500,000     AAA                Menorah Campus, Nursing Home,
                                       6.100% due 2/1/37                                          1,584,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  19

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Life Care Systems -- 5.4% (continued)
$  1,600,000     AA                 Niagara Frontier Home, Mortgage Revenue,
                                       6.200% due 2/1/15                                        $ 1,750,000
   3,350,000     AA                 Wesley Garden Nursing Home, 6.125% due 8/1/35                 3,576,125
   2,160,000     A            Oneida Health Care Corp. Mortgage Revenue, Series A,
                                 FHA-Insured, 7.200% due 8/1/31                                   2,308,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 40,856,081
-----------------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 2.5%
   4,500,000     AAA          Dutchess County Resource Recovery Agency Revenue
                                 Bonds, Solid Waste Management, Series A,
                                 FGIC-Insured, 7.500% due 1/1/09                                  4,826,250
                              New York State Energy,
                                 Research & Development Authority:
                                    MBIA-Insured, Central Hudson Gas & Electric:
   1,100,000     AAA                   Series B, 7.375% due 10/1/14(a)                            1,183,875
   1,000,000     A                     Series C, 8.375% due 12/1/28(c)                            1,047,320
   2,660,000     AAA                Rochester Gas & Electric, FSA-Insured,
                                       8.375% due 12/1/28(c)                                      2,793,612
                              New York State Environmental Facilities Corp.:
   3,085,000     Baa1*           Huntington Project, 7.375% due 10/1/99                           3,204,543
                                 PCR, State Water Revolving Fund, Series A:
   1,950,000     Aa2*               7.500% due 6/15/12                                            2,127,938
     805,000     Aaa*               7.250% due 6/15/10                                              894,556
   1,000,000     AAA          North Country Development Authority, Solid Waste
                                 Management System Revenue Refunding, FSA-Insured,
                                 6.000% due 5/15/15                                               1,125,000
   1,710,000     Baa1*        Puerto Rico Industrial, Medical & Environmental
                                 Pollution Control Facilities Finance Authority Revenue,
                                 Series A, American Airlines Inc., 6.450% due 12/1/25             1,866,038
-----------------------------------------------------------------------------------------------------------
                                                                                                 19,069,132
-----------------------------------------------------------------------------------------------------------
Pre-Refunded (d) -- 9.3%
      35,000     AAA          Battery Park City Authority Housing Revenue, FHA-Insured,
                                 (Call 6/1/05 @ 100), 8.625% due 6/1/23                              44,100
   1,000,000     AAA          Buffalo Municipal Water Finance Authority,
                                 Water Systems Revenue, FGIC-Insured,
                                 (Call 7/1/06 @ 102), 6.100% due 7/1/26                           1,133,750
     500,000     AAA          Municipal Assistance Corp., New York City, Series 67,
                                 (Call 7/1/99 @ 102), 7.625% due 7/1/08                             532,500
                              New York City GO:
   2,855,000     AAA             Series B1, MBIA-Insured, (Call 8/15/04 @ 101),
                                    6.950% due 8/15/12                                            3,301,094
   1,715,000     AAA             Series H, (Call 2/1/02 @ 101.5), 7.000% due 2/1/21               1,905,794
   1,310,000     AAA             Series I, (Call 8/15/99 @ 101.5), 7.250% due 8/15/14             1,388,600

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Pre-Refunded (d) -- 9.3% (continued)
$  3,270,000     AAA          New York City Municipal Water Finance Authority,
                                 Water & Sewer System Revenue, Series A, FSA-
                                 Insured, (Call 6/15/01 @ 101), 7.000% due 6/15/15              $ 3,543,863
                              New York State Dormitory Authority Revenue:
   5,000,000     AAA             Department of Education, State of New York Issue,
                                    (Call 7/1/01 @ 102), 7.750% due 7/1/21(a)                     5,631,250
     800,000     AAA             Ideal Senior Living Center, FHA-Insured,
                                    (Call 2/1/99 @ 102), 7.625% due 8/1/28                          840,824
     990,000     AAA             United Health Services Inc., FHA-Insured Mortgage,
                                    (Call 2/1/00 @ 102), 7.350% due 8/1/29(d)                     1,066,725
                              New York State Medical Care Facilities
                                 Finance Agency Revenue:
   1,320,000     AAA                Call 2/15/00 @ 102, 7.750% due 2/15/20                        1,433,850
   2,500,000     AAA                Hospital & Nursing Home, Series C,
                                       (Call 8/15/02 @ 102), 6.650% due 8/15/32                   2,693,750
                                    MBIA-Insured:
     830,000     AAA                   Call 2/15/00 @ 102, 7.750% due 2/15/20                       901,588
     135,000     AAA                   Partially Pre-Refunded, (Call 2/15/00 @ 102),
                                          7.750% due 2/15/20                                        145,631
     515,000     AAA                Partially Pre-Refunded, (Call 2/15/00 @ 102),
                                       7.750% due 2/15/20                                           556,200
                                    Series A:
   3,000,000     AAA                   Beth Israel Medical Center, MBIA-Insured,
                                          (Call 11/1/00 @ 102), 7.500% due 11/1/10                3,303,750
   4,000,000     AAA                   Brookdale Hospital Medical Center,
                                          (Call 2/15/05 @ 102), 6.800% due 8/15/12                4,635,000
   4,700,000     AAA                   New York Downtown Hospital,
                                          (Call 2/15/05 @ 102), 6.800% due 2/15/20                5,446,125
                                       New York Hospital, Series A, FHA-Insured:
   8,500,000     AAA                      Call 2/15/05 @ 102, 6.800% due 8/15/24(a)               9,881,250
   7,600,000     AAA                      Call 2/15/05 @ 102, 6.500% due 8/15/29                  8,702,000
   2,500,000     AAA                      Call 2/15/05 @ 102, 6.900% due 8/15/34(a)               2,918,750
   5,000,000     AAA                   Secured Hospital Revenue Bonds 1991,
                                          (Call 8/15/01 @ 102), 7.400% due 8/15/21                5,593,750
   1,700,000     AAA                   St. Luke's Hospital, Series B, FHA-Insured,
                                          (Call 2/15/00 @ 102), 7.450% due 2/15/29                1,838,125
   2,150,000     AAA          Monroe County Water Authority Revenue,
                                 AMBAC-Insured, (Call 8/1/04 @ 101),
                                 7.000% due 8/1/19                                                2,491,312
   1,000,000     AAA          Orangetown Housing Authority, Housing Facility Revenue,
                                 Orangetown Senior Housing Center, (Call 10/1/00 @ 102),
                                 7.600% due 4/1/30                                                1,100,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 71,029,581
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  21

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Public Facilities -- 0.5%
$  1,000,000     A            Albany Parking Authority Revenue Refunding,
                                 (Green & Hudson Street Garage Project),
                                 Series A, 7.150% due 9/15/16                                   $ 1,070,000
     915,000     BBB+         New York State COP, (Hanson Redevelopment Project),
                                 8.375% due 5/1/08                                                1,104,863
   1,500,000     BBB+         Triborough Bridge & Tunnel Authority, (Convention
                                 Center Project), Series E, 7.250% due 1/1/10(a)                  1,792,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,967,363
-----------------------------------------------------------------------------------------------------------
Transportation -- 13.6%
   2,500,000     AAA          Albany County Airport Authority Revenue, FSA-Insured,
                                 5.500% due 12/15/19(c)                                           2,553,125
                              Metropolitan Transportation Authority:
   5,000,000     AAA             Commuter Facility Revenue, Series E, AMBAC-Insured,
                                    5.000% due 7/1/21                                             4,843,750
                                 Transit Facilities Revenue:
                                    Series A, MBIA-Insured:
   5,000,000     AAA                   4.750% due 7/1/21                                          4,693,750
  10,000,000     AAA                   5.625% due 7/1/25                                         10,462,500
   5,600,000     AAA                Series B-2, MBIA-Insured, 5.000% due 7/1/20                   5,432,000
   5,000,000     BBB+               Service Contract, Series N, 7.125% due 7/1/09                 5,512,500
   2,250,000     AAA          Monroe County Airport Authority, Airport Revenue,
                                 Greater Rochester International, MBIA-Insured,
                                 7.250% due 1/1/19(c)                                             2,399,063
   4,230,000     AAA          New York State Highway Authority, Emergency Services,
                                 Construction and Reconstruction, Series A,
                                 FSA-Insured, 6.600% due 3/1/01                                   4,531,387
                              New York State Thruway Authority, Local Highway &
                                 Bridge Authority:
   5,000,000     AAA                Series B, FGIC-Insured, 5.250% due 4/1/14                     5,068,750
   3,500,000     BBB+               Service Contract Revenue, 5.000% due 4/1/17                   3,364,375
   1,000,000     AAA          Niagara Falls Bridge Authority, Toll Revenue, Series B,
                                 FGIC-Insured, 5.250% due 10/1/15                                 1,040,000
                              Puerto Rico Commonwealth Highway & Transportation
                                 Authority Revenue Refunding:
   7,500,000     A                  Series A, 4.750% due 7/1/38                                   6,918,750
                                    Series Y:
  10,000,000     A                     5.000% due 7/1/36                                          9,650,000
  17,000,000     A                     5.500% due 7/1/36                                         17,743,750
  20,000,000     Aa3*         Triborough Bridge & Tunnel Authority, General Purpose,
                                 Series B, 5.200% due 1/1/27                                     19,850,000
-----------------------------------------------------------------------------------------------------------
                                                                                                104,063,700
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

===========================================================================================================
Schedules of Investments (continued)                                                         March 31, 1998
===========================================================================================================

                                             NEW YORK PORTFOLIO

     FACE
    AMOUNT      RATING                       SECURITY                                              VALUE
===========================================================================================================
Utilities -- 2.8%
                              New York State Energy, Research & Development
                                 Authority, Facilities Revenue Bonds:
                                    Brooklyn Union Gas Co. Project:
$  3,000,000     A1*                   Regular linked SAVRS and RIBS,
                                          6.952% due 7/1/26(c)                                  $ 3,360,000
   1,500,000     A1*                   Regular RIBS, Series B,
                                          9.939% due 7/1/26(c)(e)                                 1,921,874
   5,750,000     A1*             Consolidated Edison Co. Inc. Project, Series A,
                                    7.125% due 12/1/29(a)(c)                                      6,648,438
   1,500,000     Baa2*           Corning National Gas Corp., Series A,
                                    8.250% due 12/1/18(c)                                         1,582,935
                                 Long Island Lighting Co. Project:
   4,000,000     BB+                Series A, 7.150% due 12/1/20(c)                               4,380,000
   3,000,000     BB+                Series B, 7.150% due 2/1/22(c)                                3,285,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 21,178,247
-----------------------------------------------------------------------------------------------------------
Water & Sewer -- 3.5%
   1,000,000     AA           Monroe County Water Authority Revenue Refunding,
                                 5.000% due 8/1/19                                                  983,750
                              New York City Municipal Water Finance Authority,
                                 Water & Sewer System Revenue:
  10,000,000     A2*                Series A, 5.125% due 6/15/21                                  9,762,500
   2,500,000     AAA                Series C, FGIC-Insured, 5.000% due 6/15/21                    2,434,374
   8,000,000     A2*                Series D, 4.750% due 6/15/25                                  7,380,000
   6,520,000     Aa2*         New York State Environmental Facilities Corp.,
                                 Clean Water & Drinking Revolving Funds,
                                 Series C, 5.000% due 6/15/16                                     6,381,450
-----------------------------------------------------------------------------------------------------------
                                                                                                 26,942,074
-----------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $716,216,436**)                                         $762,286,217
===========================================================================================================

(a)  Security segregated by Custodian for open purchase agreements.

(b) Bond is escrowed to maturity by U.S. government securities and is considered by the Manager to be triple-A rated even if isssuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Bond is escrowed by U.S. government securities and is considered by the Manager to be triple-A rated even if isssuer has not applied for new ratings.

(e) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.

**   Aggregate cost for Federal income tax purposes is substanially the same.

     See pages 24 through 26 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  23

================================================================================
Bond Ratings (unaudited)
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.
AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa  -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa  -- Bonds that are rated "Baa" are considered as medium grade obligations,
        i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba   -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B    -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR   -- Indicates the bond is not rated by Standard & Poor's, Moody's or Fitch.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues 1 determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1 -- Moody's highest rating for issues having a demand feature-- VRDO.
MIG1   -- Moody's highest rating for short-term municipal obligations.
MIG 2  -- Moody's second highest rating for short-term municipal obligations.



================================================================================
Security Descriptions (unaudited)
================================================================================
ABAG  -- Association of Bay Area Governments
AIG   -- American International Guaranty
AMBAC -- AMBAC Indemnity Corporation
BAN   -- Bond Anticipation Notes
BIG   -- Bond Investors Guaranty
BOCES -- Board of Cooperative Education Services
CGIC  -- Capital Guaranty Insurance Company
COP   -- Certificate of Participation
CSD   -- Central School District
ETM   -- Escrowed to Maturity
FAIRS -- Floating Adjustable Interest Rate Securities
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FRTC  -- Floating Rate Trust Certificates
FSA   -- Financial Security Assurance
GDB   -- Government Development Bank
GIC   -- Guaranteed Investment Contract
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HDC   -- Housing Development Corporation
HFA   -- Housing Finance Authority
IDA   -- Industrial Development Authority




--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  25

================================================================================
Security Descriptions (unaudited) (continued)
================================================================================
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
IRB    -- Industrial Revenue Bonds
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PART   -- Partnership Structure
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
SAVRS  -- Select Auction Variable Rate Securities
SONYMA -- State of New York Mortgage Association
SWAP   -- SWAP Structure
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bond Structure
TRAN   -- Tax and Revenue Anticipation Notes
UFSD   -- Union Free School District
VRDD   -- Variable Rate Demand Note
VRWE   -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

==================================================================================================
Statements of Assets and Liabilities                                                March 31, 1998
==================================================================================================
                                                               New York Money          New York
                                                              Market Portfolio         Portfolio
==================================================================================================
ASSETS:
   Investments, at value (Cost -- $1,153,534,076 and
      $716,216,436, respectively)                              $ 1,153,534,076       $ 762,286,217
   Cash                                                                 18,541              49,941
   Interest receivable                                               9,421,559          11,100,201
   Receivable for securities sold                                           --           4,547,425
   Receivable for Fund shares sold                                          --             409,603
   Other assets                                                             --                 864
--------------------------------------------------------------------------------------------------
   Total Assets                                                  1,162,974,176         778,394,251
--------------------------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                 1,430,578                  --
   Management fees payable                                             469,395             340,036
   Distribution fees payable                                            41,912              76,653
   Deferred compensation                                                 8,560              10,831
   Payable for Fund shares purchased                                        --             120,534
   Payable for securities purchased                                         --          18,498,892
   Accrued expenses                                                     23,319              94,325
--------------------------------------------------------------------------------------------------
   Total Liabilities                                                 1,973,764          19,141,271
--------------------------------------------------------------------------------------------------
Total Net Assets                                               $ 1,161,000,412       $ 759,252,980
==================================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                  $     1,161,205       $      54,614
   Capital paid in excess of par value                           1,160,043,612         702,778,678
   Overdistributed net investment income                                    --              (4,874)
   Accumulated net realized gain (loss)
      from security transactions                                      (204,405)         10,354,781
   Net unrealized appreciation of investments                               --          46,069,781
--------------------------------------------------------------------------------------------------
Total Net Assets                                               $ 1,161,000,412       $ 759,252,980
==================================================================================================

Shares Outstanding:
   Class A                                                       1,161,204,817          39,839,756
--------------------------------------------------------------------------------------------------
   Class B                                                                  --          14,009,746
--------------------------------------------------------------------------------------------------
   Class C                                                                  --             764,632
--------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $1.00              $13.91
--------------------------------------------------------------------------------------------------
   Class B*                                                                 --              $13.89
--------------------------------------------------------------------------------------------------
   Class C**                                                                --              $13.88
--------------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.17% of net asset value per share)                --              $14.49
==================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSCif shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  27

=====================================================================================
Statements of Operations                            For the Year Ended March 31, 1998
=====================================================================================
                                                         New York Money    New York
                                                        Market Portfolio   Portfolio
=====================================================================================
INVESTMENT INCOME:
   Interest                                                $37,571,313   $ 44,696,981
-------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 4)                                  5,154,859      3,734,185
   Distribution fees (Note 4)                                1,030,972      2,139,690
   Shareholder and system servicing fees                       163,519        289,215
   Shareholder communications                                  123,990         48,949
   Registration fees                                            92,196         19,989
   Custody                                                      32,861         32,501
   Audit and legal                                              29,000         25,000
   Trustees' fees                                               15,500          5,749
   Pricing service fees                                             --         28,800
   Other                                                        39,620         13,501
-------------------------------------------------------------------------------------
   Total Expenses                                            6,682,517      6,337,579
-------------------------------------------------------------------------------------
Net Investment Income                                       30,888,796     38,359,402
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5):
   Realized Gain From Security Transactions
   (excluding short-term securities*):
      Proceeds from sales                                   94,419,877    526,168,354
      Cost of securities sold                               94,364,631    506,790,311
-------------------------------------------------------------------------------------
   Net Realized Gain                                            55,246     19,378,043
-------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                             --     22,219,651
      End of year                                                   --     46,069,781
-------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                          --     23,850,130
-------------------------------------------------------------------------------------
Net Gain on Investments                                         55,246     43,228,173
-------------------------------------------------------------------------------------
Increase in Net Assets From Operations                     $30,944,042   $ 81,587,575
=====================================================================================

* Represents net realized gains only from the sale of short-term securities for the New York Money Market Portfolio.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                For the Years Ended March 31,
================================================================================

New York Money Market Portfolio                   1998                1997
================================================================================
OPERATIONS:
   Net investment income                     $    30,888,796    $    25,602,712
   Net realized gain                                  55,246             37,788
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations         30,944,042         25,640,500
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                         (30,888,796)       (25,602,712)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders              (30,888,796)       (25,602,712)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares            4,017,556,068      3,558,756,790
   Net asset value of shares issued
      for reinvestment of dividends               29,748,114         25,115,287
   Cost of shares reacquired                  (3,823,473,761)    (3,529,287,358)
--------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                    223,830,421         54,584,719
--------------------------------------------------------------------------------
Increase in Net Assets                           223,885,667         54,622,507

NET ASSETS:
   Beginning of year                             937,114,745        882,492,238
--------------------------------------------------------------------------------
   End of year                               $ 1,161,000,412    $   937,114,745
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  29

======================================================================================
Statements of Changes in Net Assets (continued)
======================================================================================
                                                        For the Years Ended March 31,
                                                       -------------------------------
New York Portfolio                                          1998             1997
======================================================================================
OPERATIONS:
  Net investment income                                $  38,359,402    $  40,107,817
  Net realized gain (loss)                                19,378,043         (673,031)
  Increase (decrease) in net unrealized appreciation      23,850,130         (922,316)
-------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                  81,587,575       38,512,470
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                  (38,599,604)     (40,014,974)
  Net realized gains                                      (2,539,192)              --
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (41,138,796)     (40,014,974)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                        73,045,552       62,049,446
  Net asset value of shares issued
    for reinvestment of dividends                         25,013,632       25,048,123
  Cost of shares reacquired                             (105,052,560)    (107,681,450)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                               (6,993,376)     (20,583,881)
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         33,455,403      (22,086,385)
NET ASSETS:
  Beginning of year                                      725,797,577      747,883,962
-------------------------------------------------------------------------------------
  End of year*                                         $ 759,252,980    $ 725,797,577
======================================================================================
* Includes undistributed (overdistributed)
      net investment income of:                        $      (4,874)   $     235,328
======================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and six other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since each Portfolio invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  31

================================================================================
Notes to Financial Statements (continued)
================================================================================

3. Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The New York Money Market Portfolio pays MMC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays MMC a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the year ended March 31, 1998, SB received sales charges of approximately $489,000 on sales of the New York Portfolio's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended March 31, 1998, CDSCs paid to SB were approximately:

                                                     Class B            Class C
================================================================================
CDSCs                                               $203,000            $2,000
================================================================================

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the


--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 1998, total Distribution Plan fees incurred were:

Portfolio                      Class A            Class B            Class C
-------------------------------------------------------------------------------
New York Money Market         $1,030,972                  --               --
-------------------------------------------------------------------------------
New York                         815,993          $1,250,544          $73,153
===============================================================================

All officers and one Trustee of the Fund are employees of SB.

5. Investments

During the year ended March 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                New York Money                 New York
                               Market Portfolio                Portfolio
================================================================================
Purchases                             --                      $532,398,354
--------------------------------------------------------------------------------
Sales                                 --                       526,168,354
================================================================================

At March 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                         New York Money            New York
                                        Market Portfolio           Portfolio
==============================================================================

Gross unrealized appreciation                  --                 $47,911,562
Gross unrealized depreciation                  --                  (1,841,781)
------------------------------------------------------------------------------
Net unrealized appreciation                    --                  $46,069,781
==============================================================================

6. Capital Loss Carryforward

At March 31, 1998, the New York Money Market Portfolio had, for Federal income tax purposes, $206,000 of loss carryforwards expiring March 31, 2000 which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  33

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Shares of Beneficial Interest

At March 31, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 1998, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                        Class A          Class B              Class C
================================================================================
New York Money Market        $1,161,204,817               --                  --
--------------------------------------------------------------------------------
New York                        500,250,658     $192,365,369         $10,217,265
================================================================================

Transactions in shares of each class were as follows:

                                               Year Ended                             Year Ended
                                             March 31, 1998                         March 31, 1997
New York                            -------------------------------       ---------------------------------
Money Market Portfolio                 Shares            Amount              Shares             Amount
===========================================================================================================
Class A
Shares sold                         4,017,556,068    $ 4,017,556,068      3,558,756,790      $3,558,756,790
Shares issued on reinvestment          29,748,114         29,748,114         25,115,287          25,115,287
Shares redeemed                    (3,823,473,761)    (3,823,473,761)    (3,529,287,358)     (3,529,287,358)
-----------------------------------------------------------------------------------------------------------
Net Increase                          223,830,421    $   223,830,421         54,584,719      $   54,584,719
===========================================================================================================
New York Portfolio
===========================================================================================================
Class A
Shares sold                             3,850,913       $ 53,040,777          2,751,378        $ 36,566,344
Shares issued on reinvestment           1,362,472         18,669,863          1,438,119          19,033,592
Shares redeemed                        (5,700,162)       (78,035,339)        (6,161,975)        (81,524,659)
-----------------------------------------------------------------------------------------------------------
Net Decrease                             (486,777)      $ (6,324,699)        (1,972,478)       $(25,924,723)
===========================================================================================================
Class B
Shares sold                             1,316,193       $ 18,054,603          1,729,769        $ 22,891,545
Shares issued on reinvestment             436,910          5,982,453            428,975           5,674,888
Shares redeemed                        (1,800,898)       (24,706,176)        (1,843,688)        (24,383,430)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                   (47,795)      $   (669,120)           315,056        $  4,183,003
===========================================================================================================
Class C
Shares sold                               143,210       $  1,950,172            195,814        $  2,591,557
Shares issued on reinvestment              26,418            361,316             25,705             339,643
Shares redeemed                          (170,356)        (2,311,045)          (134,481)         (1,773,361)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                      (728)      $        443             87,038        $  1,157,839
===========================================================================================================

--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year:

                                                                    New York Money Market Portfolio
                                                     ------------------------------------------------------------
Class A Shares                                         1998          1997         1996         1995         1994
=================================================================================================================
Net Asset Value, Beginning of Year                    $1.00          $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------------------
   Net investment income(1)                           0.030          0.028        0.038        0.025        0.018
   Dividends from net investment income              (0.030)        (0.028)      (0.038)      (0.025)      (0.018)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $1.00          $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------------------
Total Return                                           3.04%          2.85%        3.17%        2.49%        1.77%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                   $1,161           $937         $882         $708          $82
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(1)                                         0.65%          0.67%        0.67%        0.68%        0.60%
   Net investment income                               2.99%          2.80         3.11         2.94         1.73
=================================================================================================================

(1) The manager has waived all or part of its fees for the year ended March 31, 1994. If such fees were not waived, the per share decrease on net investment income would have been $0.001 and the expense ratio would have been 0.67%.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  35

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

                                                                  New York Portfolio
                                              ------------------------------------------------------
Class A Shares                                 1998        1997        1996       1995(1)      1994
====================================================================================================
Net Asset Value, Beginning of Year            $13.16      $13.19      $12.83      $12.83      $13.25
----------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                        0.72        0.74        0.75        0.76       0.78
   Net realized and unrealized gain (loss)      0.81       (0.03)       0.35        0.01*     (0.41)
----------------------------------------------------------------------------------------------------
Total Income From Operations                    1.53        0.71        1.10        0.77       0.37
----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.73)      (0.74)      (0.74)      (0.77)     (0.79)
   Net realized gains                          (0.05)         --          --          --         --
----------------------------------------------------------------------------------------------------
Total Distributions                            (0.78)      (0.74)      (0.74)      (0.77)     (0.79)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $13.91      $13.16      $13.19      $12.83     $12.83
----------------------------------------------------------------------------------------------------
Total Return                                   11.83%       5.48%       8.71%       6.32%      2.66%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $554        $531        $558         $83        $70
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                  0.71%       0.75%       0.72%       0.63%      0.55%
   Net investment income                        5.28        5.58        5.84        6.00       5.79
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           71%         53%         36%         30%        20%
====================================================================================================

(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.

(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A shares.

* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.

--------------------------------------------------------------------------------
36                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

                                                                        New York Portfolio
                                                  --------------------------------------------------------
Class B Shares                                     1998            1997            1996           1995(1)
===========================================================================================================
Net Asset Value, Beginning of Year                $13.15          $13.18          $12.84          $11.96
-----------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                            0.65            0.67            0.67            0.31
   Net realized and unrealized gain (loss)          0.80           (0.03)           0.35            0.86*
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                        1.45            0.64            1.02            1.17
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.66)          (0.67)          (0.68)          (0.29)
   Net realized gains                              (0.05)             --              --              --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                (0.71)          (0.67)          (0.68)          (0.29)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $13.89          $13.15          $13.18          $12.84
-----------------------------------------------------------------------------------------------------------
Total Return                                       11.19%           4.96%           8.05%           9.92%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $194,641        $184,916        $181,144          $3,813
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                      1.23%           1.27%           1.25%           1.27%+
   Net investment income                            4.76            5.06            5.45            5.76+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               71%             53%             36%             30%
===========================================================================================================

(1)  For the period from November 11, 1994 (inception date) to March 31, 1995.

(2) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class B shares.

* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.

++ Total return is not annualized, as the result may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  37

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

                                                                            New York Portfolio
                                                    ------------------------------------------------------------------
Class C Shares                                        1998           1997           1996        1995(1)         1994
=====================================================================================================================
Net Asset Value, Beginning of Year                   $13.14         $13.17         $12.83        $12.82        $13.24
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.64           0.66           0.66          0.68          0.68
   Net realized and unrealized gain (loss)             0.80          (0.02)          0.36          0.01*        (0.40)
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           1.44           0.64           1.02          0.69          0.28
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.65)         (0.67)         (0.68)        (0.68)        (0.70)
   Net realized gains                                 (0.05)            --             --            --            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.70)         (0.67)         (0.68)        (0.68)        (0.70)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $13.88         $13.14         $13.17        $12.83        $12.82
---------------------------------------------------------------------------------------------------------------------
Total Return                                          11.13%          4.91%          8.07%         5.66%         1.96%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $10,611        $10,055         $8,931        $5,896        $5,461
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                         1.28%          1.32%          1.28%         1.28%         1.23%
   Net investment income                               4.71           5.01           5.02          5.38          4.98
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  71%            53%            36%           30%           20%
=====================================================================================================================

(1)  On November 7, 1994, the former Class B shares were renamed Class C shares.

(2) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class C shares.

* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.


--------------------------------------------------------------------------------
38                                            1998 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Trustees of the New York Money Market and New York Portfolios of Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the New York Money Market and New York Portfolios of Smith Barney Muni Funds as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the New York Money Market and New York Portfolios of Smith Barney Muni Funds as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                 /s/ KPMG Peat Marwick LLP


New York, New York
May 15, 1998


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- NY Money Market and NY Portfolios                  39

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1998:

     o Percentages of dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes:

               New York Money Market Portfolio         100.00%
               New York Portfolio                       99.95%

     o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the New York Portfolio designates:

          o Total long-term capital gain distributions paid of $1,951,159. $34,340 are considered "28 percent rate gains".
               $1,916,819 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
40                                            1998 Annual Report to Shareholders

Smith Barney
Muni Funds




TRUSTEES

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Joseph Benevento
Vice President

Irving P. David
Controller -- New York
Money Market Portfolio

Thomas M. Reynolds
Controller -- New York Portfolio

Christina T. Sydor
Secretary


                                SMITHBARNEY
                                -----------
           A Member of TravelersGroup[LOGO]


INVESTMENT MANAGER
Mutual Management Corp.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134



This report is submitted for the general information of the shareholders of Smith
Barney Muni Funds--New York Money Market and New York Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the
Portfolios' investment policies and
expenses as well as other pertinent
information.



SMITH BARNEY
MUNI FUNDS
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD2397 5/98

================================================================================




                                             [GRAPHIC]

[GRAPHIC]

                                             Smith Barney Muni Funds
                                             National
                                             Portfolio

                                             ANNUAL REPORT

                                             March 31, 1998



                                      [LOGO] Smith Barney Mutual Funds
                                             Investing for your future.
                                             Every day.(SM)






================================================================================

Smith Barney Muni Funds
National Portfolio


================================================================================

================================================================================

The Smith Barney Muni Funds -- National Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing.

Smith Barney Muni Funds -- National Portfolio
Average Annual Total Returns
March 31, 1998

                                                  Without Sales Charges*
                                           -------------------------------------
                                           Class A        Class B        Class C
================================================================================
One-Year                                    11.47%         10.80%         10.71%
--------------------------------------------------------------------------------
Five-Year                                    7.02            N/A           6.35
--------------------------------------------------------------------------------
Ten-Year                                     8.96            N/A            N/A
--------------------------------------------------------------------------------
Since Inception+                             8.22          10.09           6.85
================================================================================

                                                  Without Sales Charges**
                                           -------------------------------------
                                           Class A        Class B        Class C
================================================================================
One-Year                                     6.98%          6.30%          9.71%
--------------------------------------------------------------------------------
Five-Year                                    6.14            N/A           6.35
--------------------------------------------------------------------------------
Ten-Year                                     8.52            N/A            N/A
--------------------------------------------------------------------------------
Since Inception+                             7.84           9.62           6.85
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and C shares are August 20, 1996, November 7, 1994 and January 5, 1993, respectively.


================================================================================
FUND HIGHLIGHT
================================================================================

Given current market conditions, we have upgraded the overall credit quality of the Portfolio. Because many investors have been seeking the higher yields found in lower-rated issues, the yield gap between high- and lower-quality bonds has narrowed during the past fiscal year. We believe that the lower-quality, higher-yielding bonds do not currently offer sufficient reward to justify the added risk.


================================================================================
NASDAQ SYMBOL
================================================================================

           Class A                      SBBNX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter .....................................................   1

Historical Performance .................................................   4

Smith Barney Muni Funds -- National Portfolio
at a Glance ............................................................   6

Schedule of Investments ................................................   7

Statement of Assets and Liabilities ....................................  19

Statement of Operations ................................................  20

Statements of Changes in Net Assets ....................................  21

Notes to Financial Statements ..........................................  22

Financial Highlights ...................................................  25

Independent Auditors' Report ...........................................  28

Tax Information ........................................................  29

================================================================================
Shareholder Letter
================================================================================


[PHOTO]                    [PHOTO]

Heath B. McLendon          Peter M. Coffey
Chairman                   Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- National Portfolio ("Portfolio") for the year ended March 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended March 31, 1998, the Class A shares of the Portfolio generated a total return of 11.47% without sales charges, significantly outperforming the average total return of 10.61% for general municipal bond funds for the same period, according to Lipper Analytical Services, Inc., an independent fund-tracking organization. Performance information on other share classes of the Portfolio appears on pages four and five.

Smith Barney Muni Funds -- National Portfolio
Average Annual Total Returns -- Without Sales Charges+

Your Portfolio continues to be a consistent performer among its Lipper peers. The Portfolio has ranked in the first quartile of general municipal bond funds in the Lipper Survey for the 1-, 5- and 10-year periods ended March 31, 1998.++

                                                Lipper Peer
                       Class A Shares          Group Average
                       --------------          -------------
One-Year Return             11.47%                 10.61%
Five-Year Return             7.02                   6.18
Ten-Year Return              8.96                   8.05

Based on its net asset value of $14.16 as of March 31, 1998 for Class A shares and the current income distribution of $0.067 per Class A share, this equates to an annualized distribution rate of 5.68%. For an individual in the Federal income tax bracket of 36%, the Portfolio's tax free yield of 5.68% is equivalent to a taxable yield of 8.88%. (According to the Internal Revenue Service, the 36% tax bracket constitutes nearly 10% of all U.S. taxpayers.)

We are very proud to report that your Portfolio was awarded a five-star rating overall for Class A shares and a four-star rating for Class B and Class C shares from Morningstar, Inc.* as of March 31, 1998.

Market and Economic Overview

During the past year, domestic bond market performance was driven primarily by a healthy economy with low


----------
+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares.

++   Lipper rankings show a fund's one, five and ten year annualized returns (at
     NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results. For the 1-, 5- and 10-year periods, ended March 31, 1998, there were 237, 120 and 71 funds, respectively, in the Lipper peer group category.

* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar, Inc. ratings are calculated from the Portfolio's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A shares, the Portfolio received 5 stars for the overall, 4 stars for the 3-year period, 5 stars for the 5-year period and 5 stars for the ten year period. For Class B shares, the Portfolio received 4 stars for the overall and 4 stars for the 3-year period. For Class C shares, the Portfolio received 4 stars for the overall, 3-year and 5-year periods. It was rated among 1,525 municipal bond funds for the 3-year period and 782 municipal bond Portfolios for the 5-year period. The top ten percent of the funds in a rating category receive five stars.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                  1
inflation and the uncertainties that continue to cloud many of the world's major stock markets. Despite robust consumer demand and labor shortages in many areas, consumer prices remained fairly stable while wholesale prices for many commodities, particularly oil, actually fell. The Gross Domestic Product, which measures the total output of goods and services produced, grew at an annual rate of nearly 4% in 1997 and continued at about the same rate in the first quarter of 1998.

In late October 1997, the U.S. stock market experienced its first major shock during its record-setting seven-year rise when the Dow Jones Industrial Average (a price-weighted average of 30 actively traded blue chip stocks) fell more than 554 points, the largest single-day point drop in stock market history. The stock market plunge was triggered by concerns that Asia's spreading economic and financial crisis might eventually impact domestic markets. Despite the ease in which U.S. and European stock markets recovered from the downturn, many investors began to shift their attention toward "safe haven" investments such as U.S. Treasury securites. This renewed demand helped push the yield on the bellwether 30-year U.S. Treasury bond, which moves in the opposite direction of its price, to a record low of 5.73% on January 5, 1998.

Just fifteen months ago, Federal Reserve Board Chairman Alan Greenspan warned against what he viewed as "irrational exuberance" in financial markets. Since that time, the economy has continued to expand, the stock market has soared to even greater heights and in May 1997, unemployment reached its lowest level in more than 20 years. Yet, inflation has remained subdued. In a widely expected action, Federal Reserve policymakers emerged from their meeting on March 31, 1998 with no decision and let stand the 5.5% federal-funds rate, which has remained unchanged since March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.)

Interest rates, as represented by the 30-year U.S. Treasury bond yields, have dropped nearly 1.16% in the past year. Similarly, municipal bond yields have also declined, although not as sharply. According to the Bond Buyer 25-Year Revenue Index, municipal bond yields have fallen from approximately 6.09% on March 31, 1997 to 5.42% on March 31, 1998. One result of these historically low interest rates has been a record volume of municipal bond issuance.

In the first quarter of 1998 alone, more than $68 billion of bonds were sold, an increase of roughly 70% from the same period last year. Many municipalities took advantage of the low interest rates by refinancing older, higher-coupon bonds. Moreover, the strength of the economy has filled government coffers and increased their debt capacity while the economic expansion has accelerated demand for more infrastructure improvements, many of which have been on hold in an era of fiscal conservatism.

In our view, this surge in muncipal bond supply has been positive for investors. The massive issuance volume that we have witnessed recently has helped keep municipal bond yields from falling as much as their taxable counterparts. In addition, the oversupply has resulted in a steeper yield curve than U.S. Treasury securities and consequently created many attractive investment opportunities, especially in the longer-term issues. (The yield curve shows the difference between short- and long-term yields.)


Investment Strategy

The Smith Barney Muni Funds - National Portfolio seeks to provide investors with as high a level of current income exempt from federal income taxes as is consistent with a prudent investment approach. The Portfolio has a bias towards good quality, higher-coupon bonds.

In response to the overall decline in interest rates, we have gradually pared away bonds that were vulnerable to early calls and replaced them with newer issues with better call protection. We extended the weighted average life of the Portfolio from 9.77 years on March 31, 1997 to 10.18 years on March 31, 1998 to help provide a more competitive stream of income


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
over the long term. (The weighted average life differs from the average weighted maturity in that it shows the length of time before the first optional call date rather than simply the maturity life of the bond. A longer weighted average life helps to reduce reinvestment risk, which is the risk that the reinvested portion will earn less interest than the original investment.)

Given current market conditions, we have also upgraded the overall credit quality of the Portfolio. Because many investors have been seeking the higher yields found in lower-rated issues, the yield gap between high- and lower-quality bonds has narrowed during the past fiscal year. We believe that the lower-quality, higher-yielding bonds do not currently offer sufficient reward to justify the added risk. Therefore, we have placed an even greater emphasis on high-quality securities. As of March 31, 1998, 96.5% of the Portfolio was rated investment grade or better with roughly 45.2% rated AAA, the highest rating. (Investment-grade bonds are those rated in one of the four highest ratings categories by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)

During the past year, we have also maintained a broad diversification over a range of different kinds of bonds. In particular, we have emphasized housing and hospital bonds because we believe that these bonds offer slightly higher yields than similarly-rated bonds of other categories. As of March 31, 1998, the Portfolio's assets were concentrated in hospital bonds (14.8%), multi-family housing bonds (10.0%) and education bonds (8.5%).

Municipal Bond Market Outlook

We remain bullish on the prospects for the municipal bond market in the coming months. We believe our positive outlook is supported by the following four factors:

o The full impact of the Asian crisis on the U.S. economy has yet to be realized.

     Economic strength continued into the first quarter of this year, but we attribute much of that to temporary factors such as unusually warm weather. As Asian companies attempt to recover, domestic companies will face fierce competition and that will tend to hold prices down and help to contain any emerging inflationary pressures.

o The rate of inflation remains historically low. Salomon Smith Barney research forecasts a Consumer Price Index increase of approximately a 1.3% annual rate for 1998, well below the roughly 5.5% annual average since 1970.

o The reduction of the federal budget, which should also reduce the need for issuing Treasury securities.

o A significant possibility that the Asian economic and financial recovery will take longer than many investment professionals currently anticipate, therefore extending the disinflationary influence on the U.S. economy.

In closing, we would like to thank you for investing in Smith Barney Muni Funds
- National Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon      /s/ Peter M. Coffey

Heath B. McLendon          Peter M. Coffey
Chairman                   Vice President

April 21, 1998


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                  3

====================================================================================================================================
Historical Performance -- Class A Shares
====================================================================================================================================

                                                  Net Asset Value
                                           ---------------------------
                                           Beginning              End               Income            Capital Gain          Total
Year Ended                                  of Year             of Year            Dividends          Distributions       Returns(1)
====================================================================================================================================
3/31/98                                     $13.60              $14.16                $0.80               $0.16              11.47%
------------------------------------------------------------------------------------------------------------------------------------
3/31/97                                      13.67               13.60                 0.79                0.00               5.41
------------------------------------------------------------------------------------------------------------------------------------
3/31/96                                      13.32               13.67                 0.81                0.00               8.83
------------------------------------------------------------------------------------------------------------------------------------
3/31/95                                      13.35               13.32                 0.84                0.00               6.38
------------------------------------------------------------------------------------------------------------------------------------
3/31/94                                      13.81               13.35                 0.86                0.06               3.17
------------------------------------------------------------------------------------------------------------------------------------
3/31/93                                      12.95               13.81                 0.89                0.00              13.96
------------------------------------------------------------------------------------------------------------------------------------
3/31/92                                      12.49               12.95                 0.90                0.00              11.21
------------------------------------------------------------------------------------------------------------------------------------
3/31/91                                      12.24               12.49                 0.83                0.00               9.13
------------------------------------------------------------------------------------------------------------------------------------
3/31/90                                      12.11               12.24                 0.98                0.00               9.60
------------------------------------------------------------------------------------------------------------------------------------
3/31/89                                      11.82               12.11                 0.96                0.00              10.93
====================================================================================================================================
   Total                                                                              $8.66               $0.22
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class B Shares
====================================================================================================================================

                                                  Net Asset Value
                                           ---------------------------
                                           Beginning              End               Income            Capital Gain          Total
Year Ended                                  of Year             of Year            Dividends          Distributions       Returns(1)
====================================================================================================================================
3/31/98                                     $13.61              $14.16                $0.73               $0.16              10.80%
------------------------------------------------------------------------------------------------------------------------------------
3/31/97                                      13.67               13.61                 0.72                0.00               4.95
------------------------------------------------------------------------------------------------------------------------------------
3/31/96                                      13.33               13.67                 0.74                0.00               8.26
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 3/31/95                        12.41               13.33                 0.32                0.00              10.11+
====================================================================================================================================
   Total                                                                              $2.51               $0.16
====================================================================================================================================

====================================================================================================================================
 Historical Performance -- Class C Shares
====================================================================================================================================

                                                  Net Asset Value
                                           ---------------------------
                                           Beginning              End               Income            Capital Gain          Total
Year Ended                                  of Year             of Year            Dividends          Distributions       Returns(1)
====================================================================================================================================
3/31/98                                     $13.59              $14.16                $0.70               $0.16              10.71%
------------------------------------------------------------------------------------------------------------------------------------
3/31/97                                      13.65               13.59                 0.71                0.00               4.90
------------------------------------------------------------------------------------------------------------------------------------
3/31/96                                      13.32               13.65                 0.74                0.00               8.13
------------------------------------------------------------------------------------------------------------------------------------
3/31/95                                      13.33               13.32                 0.74                0.00               5.80
------------------------------------------------------------------------------------------------------------------------------------
3/31/94                                      13.80               13.33                 0.77                0.06               2.40
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 3/31/93                        13.47               13.80                 0.20                0.00               3.98+
====================================================================================================================================
   Total                                                                              $3.86               $0.22
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

====================================================================================================================================
Average Annual Total Return
====================================================================================================================================

                                                                                               Without Sales Charge(1)
                                                                                    ------------------------------------------------
                                                                                    Class A              Class B            Class C
====================================================================================================================================
Year Ended 3/31/98                                                                   11.47%               10.80%              10.71%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 3/31/98                                                              7.02                 N/A                 6.35
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 3/31/98                                                               8.96                 N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/98                                                            8.22                10.09                6.85
====================================================================================================================================

                                                                                               Without Sales Charge(2)
                                                                                    ------------------------------------------------
                                                                                    Class A              Class B            Class C
====================================================================================================================================
Year Ended 3/31/98                                                                    6.98%                6.30%               9.71%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 3/31/98                                                              6.14                 N/A                 6.35
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 3/31/98                                                               8.52                 N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 3/31/98                                                            7.84                 9.62                6.85
====================================================================================================================================

====================================================================================================================================
Cumulative Total Return
====================================================================================================================================

                                                                                               Without Sales Charge(1)
====================================================================================================================================
Class A (3/31/88 through 3/31/98)                                                                        150.33%
------------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 3/31/98)                                                                      38.61
------------------------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 3/31/98)                                                                      41.47
====================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                  5

================================================================================
Smith Barney Muni Funds -- National Portfolio at a Glance
================================================================================
Growth of $10,000 Invested in Class A Shares of the National Portfolio vs. Lehman Brothers Municipal Long Bond Index and Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------


                             March 1988--March 1998

                             [GRAPH APPEARS HERE]

                            March 1988 - March 1998

                             Lehman Brothers
            National         Municipal                Lehman Brothers
            Portfolio        Long Bond Index++        Municipal Bond Index++
            ---------        -----------------        ----------------------

3/88         $9,602              $10,000                   $10,000
3/89        $10,618              $11,054                   $10,721
3/90        $11,598              $12,281                   $11,851
3/91        $12,624              $13,442                   $12,944
3/92        $13,999              $14,972                   $14,238
3/93        $15,910              $17,164                   $16,020
3/94        $16,373              $17,360                   $16,391
3/95        $17,391              $18,864                   $17,610
3/96        $18,928              $20,598                   $19,087
3/97        $19,952              $21,896                   $20,125
3/98        $22,240              $24,649                   $22,282


+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through March 31, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the Lehman Brothers Municipal Bond Index is a more appropriate broad-based benchmark for the market in which the National Portfolio invests, rather than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued January 1991. Each index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

Industry Diversification*
--------------------------------------------------------------------------------

[GRAPH APPEARS HERE]

Education                           8.5%
Escrowed to Maturity                5.0%
General Obligation                  5.6%
Hospital                           14.8%
Housing                            17.6%
Pollution Control                   8.0%
Public Facilities                   6.5%
Transportation                      7.1%
Utility                             7.8%
Water & Sewer                       4.0%
Other                              15.1%


Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------


                        Standard              Percentage
    Moody's             & Poor's         of Total Investments
--------------------------------------------------------------------------------

      Aaa                  AAA                     45.2%
      Aa                   AA                      24.1
       A                    A                      16.1
      Baa                  BBB                     11.1
      Ba                   BB                       0.1
  VMIG 1/P-1               A-1                      0.8
      NR                   NR                       2.6
                                                  -----
                                                  100.0%
                                                  =====

* As a percentage of total investments.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments                                                                                              March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Education -- 8.5%
$     5,000,000   AAA         Chicago, IL Board of Education Lease Certificates, Series A,
                                Refunding, MBIA-Insured, 6.000% due 1/1/20                                              $ 5,600,000
      3,000,000   AAA         Lake Superior, State University Michigan Revenue,
                                MBIA-Insured, 5.125% due 11/15/19                                                         2,996,250
      1,000,000   AAA         Lawrence Township, Independent School Building Corp.,
                                FSA-Insured, 5.000% due 1/5/20                                                              975,000
      6,000,000   AAA         Massachusetts State Industrial Finance Agency Revenue,
                                Tufts University, Series H, MBIA-Insured, 4.750% due 2/15/28                              5,565,000
      5,000,000   AAA         Metro Government, TN Health & Education, Meharry Medical College,
                                AMBAC-Insured, 6.000% due 12/1/19                                                         5,662,500
      2,000,000   Aa*         Nebraska Higher Education Loan Program Inc., Sub-Series A-5A,
                                6.200% due 6/1/13(a)                                                                      2,137,500
                              New Hampshire Higher Education & Health:
      1,500,000   Baa3*         Brewster Academy, 6.750%, due 6/1/25                                                      1,621,875
      1,000,000   A             Franklin Pierce College, 5.250% due 10/1/18                                                 986,250
      2,000,000   AAA           Saint Anselm College, MBIA-Insured, 5.000% due 7/1/23                                     1,922,500
      1,500,000   A-          New York State Dormitory Authority Revenue, State University
                                Educational Facilities, Series B, 7.500% due 5/15/11                                      1,878,750
      1,435,000   AA          Richland County, SC Educational Facilities Revenue,
                                (Benedict College Project), 5.125% due 1/1/18                                             1,399,125
                              Texas State Higher Education Coordinating Board,
                                College Student Loan Revenue:
      2,060,000   A*               7.450% due 10/1/06(a)                                                                  2,204,200
        290,000   A*               7.700% due 10/1/25(a)                                                                    308,488
      1,000,000   AAA         Utah Student Loan Revenue, Series 1991F,
                                AMBAC-Insured, 7.450% due 11/1/08(a)                                                      1,073,750
      1,000,000   A+          Wayne Township, IN Marion County School Building Corp.,
                                5.500% due 1/15/22                                                                        1,012,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         35,343,688
------------------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 5.0%
        835,000   AAA         Boston, MA Water & Sewer Revenue, Series A, 10.875% due 1/1/09                              1,151,256
      1,095,000   AAA         Douglas County, NE Hospital Authority No. 2, Bergan Mercy,
                                9.500% due 7/1/10                                                                         1,415,288
      1,640,000   AAA         Fairmont, WV Virginia Water & Sewer Revenue, AMBAC-Insured,
                                9.250% due 11/1/11                                                                        2,134,050
      5,000,000   AAA         Indiana Bond Bank, AMBAC-Insured, 9.750% due 8/1/09(c)                                      6,650,000
      1,865,000   AAA         Ohio State Water Development Authority Revenue, Safe Water,
                                Series 2, 9.375% due 12/1/10(c)                                                           2,361,556
      1,000,000   AAA         Philadelphia Hospital & Higher Education Facility Authority,
                                Presbyterian Medical Center, 6.650% due 12/1/19                                           1,188,750
      3,000,000   AAA         Port Everglades Authority, Florida Port, 7.125% due 11/1/16                                 3,645,000
      3,000,000   AAA         Richmond County, GA Development Authority, Sub-Series C,
                                zero coupon bond to yield 7.120% due 12/1/21                                                855,000
        855,000   AAA         Weber County, UT Hospital Revenue, St. Benedict's Hospital,
                                 10.000% due 3/1/10                                                                       1,124,325
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         20,525,225
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                  7

====================================================================================================================================
Schedule of Investments (continued)                                                                                  March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Finance -- 2.1%
$10,000,000       AA          New York City, NY Transitional Finance Authority Revenue,
                                Series B, 4.500% due 11/15/27                                                           $ 8,825,000
------------------------------------------------------------------------------------------------------------------------------------
General Obligation -- 5.6%
      2,855,000   AAA         Bastrop, TX GO, ISD, PSFG, zero coupon bond to yield
                                5.629% due 2/15/19                                                                          952,856
      2,000,000   AAA         Berks County, PA GO, MVRICS, FGIC-Insured,
                                8.670% due 11/10/20(d)                                                                    2,420,000
      2,000,000   AAA         Butler, PA GO, Area School District, Series B, FGIC-Insured,
                                4.750% due 10/1/22                                                                        1,870,000
      2,620,000   AAA         California State GO, Series BH, FSA-Insured, 5.400% due 12/1/15(a)                          2,639,650
      5,000,000   AAA         Center Unified School District, CA GO, Series C, MBIA-Insured,
                                zero coupon bond to yield 5.838% due 9/1/20                                               1,562,500
      1,590,000   AAA         College Station, TX GO, ISD, PSFG, 4.500% due 8/15/19                                       1,440,938
      1,975,000   AAA         Keller, TX GO, ISD, PSFG, 4.750% due 8/15/21                                                1,844,156
      1,075,000   Aaa*        Lago Vista, TX GO, ISD, PSFG, zero coupon bond to yield
                                5.689% due 8/15/22                                                                          294,281
        200,000   AAA         Lakeview, OH Local School District, GO, AMBAC-Insured,
                                6.900% due 12/1/14                                                                          230,250
      1,875,000   AAA         McKeesport, PA GO, Area School District, MBIA-Insured,
                                zero coupon bond to yield 5.662% due 10/1/23                                                499,218
        160,000   A3*         New York City, NY GO, Series D, 7.500% due 2/1/16                                             178,400
      2,000,000   AAA         North Andover, MA GO, FGIC-Insured, 4.750% due 1/15/18                                      1,910,000
      1,000,000   AAA         Providence, RI GO, Series A, FSA-Insured, 5.700% due 7/15/19                                1,047,500
        300,000   AAA         Summit County, OH Addiction & Mental Health Facilities, GO,
                                AMBAC-Insured, 6.400% due 12/1/14                                                           333,750
      1,000,000   AA          Texas State GO, Veterans Housing Assistance, 6.450% due 12/1/20(a)                          1,075,000
      5,000,000   AA          Wisconsin State GO, Series A, 4.800% due 5/1/16                                             4,818,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,117,249
------------------------------------------------------------------------------------------------------------------------------------
Hospital -- 14.8%
      1,000,000   AAA         Boston, MA Industrial Development Financing Authority,
                                Alzheimer's Center Project, FHA-Insured, 6.000% due 2/1/37                                1,052,500
      1,000,000   BBB         Colorado Health Facilities Authority Hospital Revenue Bonds,
                                Vail Valley Medical Center, 6.500% due 1/15/13                                            1,090,000
      2,000,000   AAA         DCH Health Care Authority, AL Health Care Facilities Revenue,
                                MBIA-Insured, 5.000% due 6/1/17                                                           1,937,500
      3,500,000   A1*         Elkhart County, IN Hospital Authority Revenue, Elkhart General
                                Hospital Insured, 7.000% due 7/1/12                                                       3,854,375
        800,000   VMIG 1*     Georgia State Hospital Financing Authority Revenue,
                                LOC First Union National Bank, 3.700% due 3/1/01(e)                                         800,000
        350,000   BB-         Green Springs, OH Health Care Facilities Revenue, (St. Francis Health
                                Care Center Project), Series A, 7.125% due 5/15/25                                          383,688
      2,000,000   NR          Harris County, TX Health Facilities Development Corp.,
                                (Memorial Hospital Systems Project), (Partially Pre-Refunded --
                                Escrowed with U.S. government securities to 6/1/02 Call @ 102),
                                7.125% due 6/1/15                                                                         2,237,500
      2,200,000   A           Harrison County, TX Health Facilities Development Corp. Revenue,
                                (Marshall Regional Medical Center Project), 5.500% due 1/1/18                             2,211,000


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                  March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Hospital -- 14.8% (continued)
$       700,000   BBB+        Hawaii State Department Budget & Finance, (Wilcox Memorial
                                Hospital Projects), 5.350% due 7/1/18                                                   $   690,375
                              Illinois Health Facilities Authority Hospital Revenue:
        937,000   AAA           Community Provider Pooled Loan Program, FSA-Insured,
                                   7.350% due 8/15/10                                                                     1,037,728
      3,500,000   A-            Mercy Hospital and Medical Center, 7.000% due 1/1/07                                      3,801,875
      1,000,000   AAA           Methodist Health System, Series B, AMBAC-Insured,
                                   RIBS Variable Rate, 9.892% due 5/1/21(d)                                               1,177,500
      4,000,000   AAA           Rush-Presbyterian St. Luke's Medical Center, INFLOS,
                                   MBIA-Insured, Variable Rate, 9.818% due 10/1/24(d)                                     4,755,000
      5,000,000   AAA         Iowa Finance Authority Hospital Facility Revenue, Iowa Health System,
                                Series A, MBIA-Insured, 5.125% due 7/1/20                                                 4,881,250
        900,000   BBB+        Klamath Falls, OR Inter-Community Hospital Merle West,
                                7.100% due 9/1/24                                                                           993,375
      5,000,000   BBB         Louisiana Public Facilities Authority Revenue,
                                (General Health Systems Project), 6.800% due 11/1/16                                      5,550,000
      2,000,000   AAA         Maine Health & Higher Educational Facilities Authority Revenue,
                                Series B, MBIA-Insured, 5.000% due 7/1/18                                                 1,950,000
                              Massachusetts State Health and Education Facilities Authority Revenue:
      2,000,000   AAA           Hallmark Health System, Series A, FSA-Insured, 5.000% due 7/1/17                          1,942,500
      1,000,000   AAA           St. Elizabeth Hospital, LEVRRS, FSA-Insured, 9.720% due 8/15/21(d)                        1,177,500
        500,000   BBB         Miami County, OH Hospital Facilities Refunding & Improvement, Upper
                                Valley Medical Center, Series A, 6.375% due 5/15/26                                         536,875
      2,000,000   AAA         Michigan State Hospital Financing Authority Revenue, Oakwood
                                Obligation Group, Series A, FSA-Insured, 5.000% due 8/15/31                               1,907,500
      4,835,000   AA          Missouri State Health & Educational Facilities Authority,
                                BJC Health Systems, 6.750% due 5/15/13                                                    5,832,219
        450,000   A-          New York State Medical Care Facilities Financing Agency,
                                Long Term Health Care, Medical Health Services, Series 91B,
                                7.400% due 2/15/18                                                                          500,063
      2,000,000   AAA         North Carolina Medical Care Community Hospital Revenue,
                                5.000% due 6/1/17                                                                         1,955,000
      3,000,000   AAA         University of Illinois, Health Services Facilities, Series A,
                                AMBAC-Insured, 5.875% due 10/1/26                                                         3,187,500
      2,375,000   AA-         Vermont Educational & Health Building Finance Agency, H. Porter,
                                FHA-Insured, 7.100% due 2/1/31                                                            2,553,125
      1,500,000   A           Washington Health Care Facilities Authority Refunding 1990,
                                Our Lady of Lourdes Health Center, Pasco, LOC AIB Group,
                                7.875% due 12/1/09(c)                                                                     1,614,375
      1,300,000   AAA         Washington State Health, Sisters of Providence, FGIC-Insured,
                                6.375% due 10/1/09                                                                        1,480,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         61,090,698
------------------------------------------------------------------------------------------------------------------------------------

Housing: Multi-Family -- 10.0%
      1,000,000   AAA         Boston, MA Industrial Development Financing Authority Revenue,
                                North End Community, Series A, FHA-Insured,
                                6.450% due 8/1/37                                                                         1,106,250
        250,000   Aaa*        Cuyahoga County, OH Multi-Family Housing, Dalebridge Apartments,
                                GNMA-Collateralized, FHA-Insured, 6.500% due 10/20/20(a)                                    266,563


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                  9

====================================================================================================================================
Schedule of Investments (continued)                                                                                  March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Housing: Multi-Family -- 10.0% (continued)
$     1,500,000   A+          Illinois Housing Development Authority Refunding,
                                Multi-Family Housing, Series 91A, 8.125% due 7/1/10                                     $ 1,597,500
      1,500,000   AA-         Indiana State HFA, Multi-Family Housing Mortgage Revenue,
                                Hunters Run, FHA-Insured, 7.250% due 5/1/18(a)                                            1,618,125
      4,290,000   Aa2*        Indianapolis IN EDA, Multi-Family Housing Mortgage Revenue,
                                (Castle Dore Apartments Project), FHA-Insured,
                                6.100% due 12/1/37(a)                                                                     4,488,413
      5,000,000   Aa2*        Iowa Finance Authority, Prestwick Apartments, FHA-Insured,
                                7.500% due 12/1/36(a)(c)                                                                  6,331,250
        300,000   Aaa*        Kent, OH Multi-Family Housing, GNMA-Collateralized, FHA-Insured,
                                7.150% due 12/20/26(a)                                                                      335,250
      1,000,000   A           King County, WA Housing Authority Revenue, Series A,
                                6.800% due 3/1/26                                                                         1,066,250
                              Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                                (National Health Facilities II Project), FSA-Insured:
      2,770,000   AAA              5.500% due 1/1/18                                                                      2,891,188
      3,480,000   AAA              5.500% due 1/1/24                                                                      3,649,650
                              Massachusetts State HFA, Multi-Family Residential Housing,
                                Series A, FHA-Insured:
      1,995,000   A+               8.800% due 8/1/21(a)                                                                   2,014,950
      2,000,000   A+               7.800% due 8/1/22(a)                                                                   2,092,500
      1,945,000   AAA         Mohave County, AZ Industrial Development Agency,
                                Multi-Family Housing, Copper Ridge Apartments,
                                FHA-Insured, 7.375% due 4/1/32(a)                                                         2,112,756
                              Nevada Housing Division, Multi-Unit Housing:
      5,000,000   AAA           Austin Crest Project, FNMA-Collateralized, 5.800% due 4/1/31(a)                           5,056,250
      1,250,000   AAA           Saratoga Palms, FNMA-Collateralized, 6.350% due 10/1/28(a)                                1,326,563
        500,000   A1*         Portland, OR Multi-Family Housing, 6.250%, due 5/1/12(a)                                      525,000
      1,000,000   BBB+        Roanoke, VA Redevelopment and Housing Authority,
                                Multi-Family Housing Revenue Refunding,
                                United Dominion-Laurel Ridge, 6.625% due 5/1/23(a)                                        1,048,750
      1,000,000   AAA         Rogers County, OK HFA, Multi-Family Revenue, FNMA-Collateralized,
                                Series A, FHA-Insured, 7.750% due 8/1/23                                                  1,100,000
      2,347,000   AAA         Seattle Housing Authority, WA Low Income Housing Revenue,
                                GNMA-Collateralized, 7.400% due 11/20/36                                                  2,660,911
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         41,288,119
------------------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 7.6%
         60,000   AAA         Alaska State Housing Finance Corp., Home Mortgage, Single-Family
                                Revenue, GNMA/FHLMC-Collateralized, 8.750% due 12/1/16                                       61,327
        585,000   AAA         Arkansas Housing Development, Single-Family Mortgage Revenue,
                                Series A, GNMA-Collateralized, 7.400% due 9/1/23(a)                                         619,369
        560,000   Aaa*        Aurora Kane & Dupage, IL Single-Family Mortgage Revenue, Series A,
                                GNMA/FHLMC-Collateralized, 7.950% due 10/1/25(a)                                            642,600
      1,245,000   Aa2*        Colorado HFA, Single-Family Housing Revenue, Series B1,
                                7.900%  due 12/1/25(a)                                                                    1,386,619
        865,000   Aa2*        Colorado HFA, Single-Family Program Refunding, Senior Bonds,
                                1994 Series D-1, 8.000% due 12/1/24                                                         967,719

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                  March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Housing: Single-Family -- 7.6% (continued)
$     4,145,000   AAA         Cowley & Shawnee Counties, KS Mortgage Revenue, Series B,
                                AMBAC-Insured, GNMA-Collateralized, zero coupon bond to yield
                                7.868% due 6/1/22(a)                                                                    $   642,475
        770,000   AAA         District of Columbia HFA, Collateralized Revenue, Single-Family,
                                Series 90A, GNMA/FHLMC/FNMA-Collateralized,
                                8.100% due 12/1/23(a)                                                                       815,237
        565,000   AAA         Fort Worth, TX Housing Finance Corp.,
                                Single-Family Mortgage Revenue, Series A,
                                GNMA-Collateralized, zero coupon bond to yield
                                7.997% due 6/1/21                                                                            88,281
      1,030,000   AA          Idaho Housing Agency, Single-Family Mortgage, Series C-2,
                                FHA-Insured, 7.900% due 1/1/22(a)                                                         1,077,637
        790,000   Aa2*        Illinois Housing Development Authority, Residential Mortgage
                                Revenue, Series 89A, 7.400% due 2/1/20(a)                                                   816,662
        595,000   Aa2*        Labette County, KS Single-Family Mortgage Revenue Refunding,
                                Series A, 8.400% due 12/1/11                                                                639,625
      1,840,000   Aa2*        Maryland State Community Development Administration,
                                Single-Family Mortgage Revenue, FHA-Insured,
                                7.450% due 4/1/32(a)                                                                      1,936,600
                              Missouri State Housing Development Community Mortgage Revenue:
        630,000   AAA           GNMA-Collateralized, Series A, zero coupon bond to yield
                                   7.337% due 7/1/23                                                                        100,800
        930,000   AAA           GNMA/FNMA-Collateralized, Series C, 7.450% due 9/1/27(a)                                  1,066,012
      2,130,043   AAA         Montgomery County, TX Housing Finance Corp.,
                                Single-Family Mortgage Revenue, MBIA-Insured,
                                zero coupon bond to yield 10.983% due 9/1/15                                                314,181
                              Nebraska Investments Finance Authority:
        400,000   AAA           GNMA-Collateralized, RIBS Variable Rate, 9.943% due 10/17/23(a)(d)                          440,000
        300,000   AAA           Single-Family Mortgage Revenue, GNMA Mortgage Backed
                                   Securities Program, 1990 Series 3, RIBS Variable Rate,
                                   11.302% due 9/10/30(a)(d)                                                                339,750
      1,689,189   AA          Nevada Housing Development Single-Family Mortgage Revenue,
                                Series 1983 B, FHA-Insured, zero coupon bond to yield
                                10.245% due 4/1/15                                                                          301,942
      1,685,000   Aa*         New Hampshire State HFA, Single-Family Residential
                                Mortgage, 7.250% due 7/1/15(a)                                                            1,790,312
                              Ohio Housing Finance Agency Residential Mortgage, GNMA-Collateralized:
        250,000   AAA           Series A-1, 6.100% due 9/1/14                                                               262,188
                                Series A-2:
        200,000   AAA              6.125% due 9/1/24(a)                                                                     206,750
        230,000   AAA              6.625% due 3/1/26(a)                                                                     246,100
        485,000   Aa2*        Oregon State Housing & Community Services Department,
                                Mortgage Revenue, Single-Family Mortgage Program,
                                Series D, 6.500% due 7/1/24(a)                                                              515,919
        185,000   BBB-        Panhandle, TX Regional Housing Finance Corp., Single-Family
                                Mortgage Revenue, 10.375% due 3/1/09                                                        189,650
      1,000,000   AA+         Pennsylvania State HFA, Single-Family Mortgage Revenue, Series 39B,
                                6.875% due 10/1/24(a)                                                                     1,085,000
      1,750,000   AAA         Pima County, AZ Single-Family Mortgage Revenue, Series A,
                                GNMA/FNMA/FHLMC-Collateralized, step bond to
                                yield 6.250% due 11/1/29(a)                                                               1,857,187


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 11

====================================================================================================================================
Schedule of Investments (continued)                                                                                  March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Housing: Single-Family -- 7.6% (continued)
$       680,000   AAA         Prince Georges County, MD Housing Authority, Single-Family
                                Mortgage Revenue Refunding, Series A, GNMA-Collateralized,
                                8.000% due 1/1/17                                                                       $   755,650
      2,875,000   AAA         Reno County, KS Single-Family Mortgage Revenue, Series A,
                                AMBAC-Insured, zero coupon bond to yield 11.039% due 12/1/14                                449,218
                              Rhode Island Housing & Mortgage Financing Corp.:
      1,500,000   AA+           Home Ownership Opportunity Bonds, Series 8,
                                   INFLOS Variable Rate, 10.418% due 4/1/24(a)(d)                                         1,657,500
      1,390,000   AA+           Home Ownership, Series 88-ID, 7.875% due 10/1/21(a)                                       1,447,338
      1,995,000   AAA         South Dakota Housing Development Authority, Home Ownership
                                Mortgage Board, Series C, 7.300% due 5/1/24(a)                                            2,099,738
        566,448   A1*         St. Bernard Parish, LA Home Mortgage Authority, Single-Family
                                Mortgage Revenue Refunding, Series A, 8.000% due 3/25/12                                    613,888
        750,000   AA          Tennessee Housing Development Authority, Home Ownership
                                Bonds, Series H, FHA-Insured, 7.825% due 7/1/15(a)                                          773,940
        325,000   AAA         Travis County, TX Housing Finance Corp., Single-Family
                                Mortgage Revenue, Series B, GNMA/FNMA-Collateralized,
                                7.100% due 10/1/27(a)                                                                       355,063
                              Utah HFA, Single-Family Mortgage Revenue, FHA-Insured:
        675,000   AAA           7.300% due 7/1/16                                                                           712,969
        315,000   AAA           9.000% due 1/1/19(a)                                                                        322,481
      3,000,000   AA+         Virginia State Housing Development Authority, Commonwealth
                                Mortgage Series A, 7.150% due 1/1/33                                                      3,180,000
        605,000   AA          Wyoming Community Development Authority, FHA-Insured,
                                8.125% due 6/1/21(a)                                                                        636,006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         31,413,733
------------------------------------------------------------------------------------------------------------------------------------
Industrial Development -- 2.8%
      1,000,000   VMIG 1*     Chula Vista, CA IDR, Series A, 3.650% due 7/1/21(e)                                         1,000,000
      2,650,000   A+          Iowa Finance Authority, (Governor Square Project),
                                7.250% due 4/1/02                                                                         2,771,052
      1,500,000   BBB+        New York City, NY IDA, Special Facilities Revenue,
                                (American Airlines Project), 7.750% due 7/1/19(a)                                         1,562,565
      1,640,000   AA          Oklahoma City, OK Industrial & Culture Facilities,
                                6.750% due 9/15/17(a)                                                                     1,685,100
      1,000,000   A           Rensselaer County, NY IDA Albany International Corp.,
                                7.550% due 6/1/07(a)                                                                      1,185,000
      1,000,000   A3*         Tucson, AZ Airport Authority Inc., Special Facilities Revenue Bonds,
                                Lockheed Aeromod Center Inc., Series 1990,
                                8.700% due 9/1/19(a)                                                                      1,118,750
      2,000,000   A           West Chicago, IL  IDR, (Leggett & Platt Inc. Project),
                                6.900% due 9/1/24(a)                                                                      2,225,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,547,467
------------------------------------------------------------------------------------------------------------------------------------
Life Care -- 2.9%
      3,225,000   Aa*         Hamilton County, OH Mortgage Revenue, Judson Care Center,
                                Series A, FHA-Insured, 6.500% due 8/1/26                                                  3,491,062
      2,500,000   BBB         Illinois Development Finance Authority Health Facilities,
                                Community Living, 7.125% due 3/1/10                                                       2,681,250
      1,000,000   BBB+        Indianapolis, IN Industrial EDR, 7.625% due 10/1/22                                         1,120,000


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                  March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Life Care-- 2.9% (continued)
                              Massachusetts State Industrial Finance Agency Revenue:
$     1,400,000   AAA           Briscoe House Assisted Living, FHA-Insured, 7.125% due 2/1/36(a)                        $ 1,613,500
      1,940,000   AAA           Chelsea Jewish, Series A, FHA-Insured, 6.500% due 8/1/37                                  2,165,525
      1,000,000   Aaa*        Reynoldsburg, OH Health Care Facilities Revenue, (Wesley Ridge Project),
                                GNMA-Collateralized, 6.150% due 10/20/38                                                  1,057,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,128,837
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 3.4%
      1,885,000   AA          Bernalillo County, NM Gross Receipts Tax Revenue, 5.200% due 4/1/21                         1,903,850
      2,000,000   Baa2*       Galveston, TX Special Contract Revenue, (Farmland Industries Inc. Project),
                                5.500% due 5/1/15                                                                         2,000,000
      2,000,000   A           Illinois Development Finance Authority Revenue Refunding,
                                City of East St. Louis, 7.250% due 11/15/09                                               2,237,500
      1,500,000   AAA         Indiana Bond Bank Guaranty State Revolving Fund, Series B,
                                6.875% due 2/1/12                                                                         1,719,375
        200,000   AAA         Ohio State Building Authority, Juvenile Correction Facility, Series A,
                                AMBAC-Insured, 6.600% due 10/1/14                                                           224,750
        400,000   A2*         Oregon State Bond Bank, Economic Development Department,
                                Series 1, 6.700% due 1/1/15                                                                 439,000
      1,000,000   AAA         San Francisco, CA City & County Redevelopment Agency, Hotel Tax Revenue,
                                FSA-Insured, 5.000% due 7/1/18                                                              981,250
      1,330,000   NR          Seward, AK (Sealife Center Project), 7.650% due 10/1/16                                     1,428,088
      2,500,000   A-          Summit County, CO Sports Facilities Refunding Revenue,
                                (Keystone Resorts Management Inc. Project), Ralston
                                Purina Company Guaranteed, 7.750% due 9/1/06                                              2,968,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         13,902,563
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 8.0%
      1,500,000   BBB+        Brazos River Authority, TX Utility Electric, 8.250% due 1/1/19(a)                           1,570,605
      5,000,000   Aa3*        Brazos River, TX Navigation District PCR, (BASF Corp. Project),
                                6.750% due 2/1/10(c)                                                                      5,975,000
      1,000,000   VMIG 1*     Harris County, TX Industrial Development Corp.,
                                Solid Waste Disposal Revenue, (Exxon Project),
                                3.650% due 4/1/33(a)(e)                                                                   1,000,000
      3,600,000   AA-         La Crosse, WI Resource Recovery Revenue,
                                (Northern States Power Co. Project), 6.000% due 11/1/21(a)                                4,009,500
      2,000,000   AAA         Matagorda County, TX Navigational District No. 2, PCR,
                                Houston Power & Light, Series D, FGIC-Insured,
                                7.600% due 10/1/19(a)(c)                                                                  2,140,000
      1,500,000   AAA         Monroe County, MI PCR, (Detroit Edison Co. Project),
                                7.650% due 9/1/20(a)                                                                      1,640,625
      2,000,000   AA          Mount Vernon, IN PCR, Southern Indiana Gas, 7.250% due 3/1/14                               2,165,000
        895,000   NR          New Jersey EDA Revenue, (Atlantic City Sewer Project),
                                7.250% due 12/1/11(a)                                                                       985,618
      1,500,000   AAA         Ohio State Water Development Authority, Pollution Control
                                Facilities Revenue, Cleveland Electric, FGIC-Insured,
                                8.000% due 10/1/23(a)                                                                     1,588,125
      1,850,000   A1*         Richland, SC Solid Waste Facility, (Union Camp Project),
                                7.125% due 9/1/21(a)                                                                      2,018,813
      3,000,000   NR          Rockdale County, GA Solid Waste Authority Revenue,
                                7.500% due 1/1/26(a)                                                                      3,281,250


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 13

====================================================================================================================================
Schedule of Investments (continued)                                                                                  March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Pollution Control -- 8.0% (continued)
$     1,945,000   BBB         Saint Charles Parish, LA  PCR, Union Carbide,
                                7.350% due 11/1/22(a)                                                                   $ 2,156,519
      1,130,000   A           Southwestern Illinois Development Authority, Solid Waste Disposal
                                Revenue, (Laclede Steel Co. Project), 8.500% due 8/1/20(a)                                1,254,300
      3,200,000   BBB         Sweetwater County, WY Solid Waste Disposal Revenue,
                                (FMC Corp. Project), 7.000% due 6/1/24(a)                                                 3,536,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         33,321,355
------------------------------------------------------------------------------------------------------------------------------------
Pre-Refunded(f) -- 2.4%
      1,500,000   AAA         Chattanooga-Hamilton County, TN Hospital Authority Revenue, FSA-Insured,
                                RIBS Variable Rate, (Call  2/25/00 @ 104), 9.976% due 5/25/21(d)                          1,792,500
      1,000,000   AAA         Delaware County, PA Authority Revenue, (Elwyn Inc. Project),
                                (Call 6/1/00 @ 102), 8.350% due 6/1/15                                                    1,105,000
                              Denver, CO City & County Airport Revenue:
         85,000   AAA           Series A, 8.500% due 11/15/23(a)                                                             95,519
        370,000   AAA           Series B, 7.250% due 11/15/07(a)                                                            421,338
      2,000,000   AAA         Fairfax County, VA IDA, Series A, (Call 8/28/01 @ 104), Regular RITES,
                                9.627% due 8/29/23(d)                                                                     2,415,000
        500,000   AAA         Illinois Health Facility Authority Revenue, United Medical Center,
                                (Call 7/1/03 @ 100), 8.375% due 7/1/12                                                      595,000
                              North Carolina Eastern Municipal Power Agency, Power System
                                Revenue Refunding:
      1,000,000   AAA              Call 1/1/22 @ 100, 4.500% due 1/1/24                                                     933,750
      1,310,000   AAA              Call 1/1/22 @ 100, 6.000% due 1/1/26                                                   1,495,038
      1,095,000   AAA         Portland, TX Community Center Sales Tax Gross Revenue,
                                7.000% due 2/15/25                                                                        1,278,412
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,131,557
------------------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 6.5%
      7,990,000   AAA         Anaheim, CA Public Financing Authority, FSA-Insured,
                                zero coupon bond to yield 6.093% due 9/1/21                                               2,367,037
      2,500,000   A-          Dekalb County, IN Redevelopment (Mini-Mill Local Public
                                Improvement Project), 6.500% due 1/15/14                                                  2,746,875
      3,750,000   AA-         George L. Smith II Georgia, World Congress Center Authority
                                Revenue Bonds, (Domed Stadium Project), Series 1990, LOC
                                Industrial Bank of Japan, 7.875% due 7/1/20(a)                                            4,110,938
                              Indianapolis, IN Local Public Improvement Bond Bank:
      3,685,000   AA            Series 1992 D, 6.750% due 2/1/14                                                          4,339,087
      3,000,000   AA            Series B, 6.000% due 1/10/13                                                              3,341,250
      3,000,000   AA-         Ohio State Building Authority, State Facilities, (Administration Building
                                Fund Projects), Series A, 4.750% due 10/1/17                                              2,857,500
      2,000,000   BBB+        Triborough Bridge & Tunnel Authority, NY (Convention Center Project),
                                Series E, 7.250% due 1/1/10                                                               2,390,000
      3,960,000   A           Tulsa, OK Public Facilities Authority, Lease Payment Revenue
                                Refunding, Assembly Center, 6.600% due 7/1/14                                             4,672,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         26,825,487
------------------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 1.5%
      2,000,000   AAA         Illinois State Sales Tax Revenue, Series P, 6.500% due 6/15/13                              2,335,000
      1,000,000   AAA         La Quinta, CA Redevelopment Agency, MBIA-Insured,
                                7.300% due 9/1/12                                                                         1,257,500


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (continued)                                                                                  March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Tax Allocation -- 1.5% (continued)
$     5,000,000   AAA         Metropolitan Pier & Exposition Authority, IL Dedicated State Tax Revenue,
                                Series A, MBIA-Insured, zero coupon bond to yield 6.077% due 6/15/22                    $ 1,406,250
      1,000,000   BBB-        Providence, RI Special Obligation, Tax Increment, Series D,
                                6.650% due 6/1/16                                                                         1,085,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,083,750
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 7.1%
      3,000,000   Baa2*       Alliance Airport Authority Inc., TX Special Facilities Revenue,
                                (American Airlines Inc. Project), 7.500% due 12/1/29(a)                                   3,258,750
      2,000,000   Baa2*       Chicago, IL O'Hare International Airport, Special Facility Revenue,
                                International Terminal, Series 1985A, (American Airlines Inc. Project),
                                7.875% due 11/1/25(a)(c)                                                                  2,182,500
      2,010,000   NR          Connecticut Development Authority, Airport Facilities Revenue,
                                6.625% due 12/1/14(a) 2,188,387 Denver, CO City & County Airport Revenue:
        915,000   Baa1*         Series A, 8.500% due 11/15/23(a)                                                          1,021,369
      3,130,000   Baa1*         Series B, 7.250% due 11/15/07(a)                                                          3,446,913
      3,000,000   AAA         Massachusetts State Port Authority Revenue, (Bosfuel Project),
                                MBIA-Insured, 5.750% due 7/1/39(a)                                                        3,108,750
      2,470,000   Aaa*        Massachusetts State Turnpike Authority, Highway Systems Revenue,
                                MBIA-Insured, Series C, zero coupon bond to
                              yield 5.545% due 1/1/21                                                                       768,787
                              New Hampshire State Turnpike Systems Revenue Refunding,
                                FGIC-Insured:
      2,500,000   AAA              6.750% due 11/1/11                                                                     2,900,000
      1,000,000   AAA              RIBS, Series C, 9.789% due 11/1/17(d)                                                  1,317,500
      1,000,000   AAA         Port Arthur, TX Navigation District, AMBAC-Insured, 4.875% due 3/1/17                         968,750
        600,000   A-1+        Port Authority of New York & New Jersey, Special Obligation Revenue,
                                Series 2, 3.600% due 5/1/19(e)                                                              600,000
                              Puerto Rico Commonwealth Highway & Transportation Authority,
                                Highway Revenue, Series Y:
      3,000,000   A                5.000% due 7/1/36                                                                      2,895,000
      1,000,000   A                5.500% due 7/1/36                                                                      1,043,750
                              Regional Transit Authority, IL:
      2,000,000   AAA           Series A, AMBAC-Insured, 6.400% due 6/1/12                                                2,317,500
      1,045,000   AAA           Series C, FGIC-Insured, 7.750% due 6/1/20                                                 1,413,363
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         29,431,319
------------------------------------------------------------------------------------------------------------------------------------
Utility -- 7.8%
      3,000,000   AAA         Brownsville, TX Utility System Revenue Priority Refunding,
                                MBIA-Insured, 6.250% due 9/1/14                                                           3,483,750
      3,000,000   AAA         Clark County, NV IDR, (Nevada Power Co. Project),
                                FGIC-Insured, 7.800% due 6/1/20(a)                                                        3,247,500
      4,000,000   BBB-        Clarksville, TN Natural Gas Acquisition Corp., Series A,
                                7.500% Due 11/1/04                                                                        4,230,000
        195,000   AAA         Cleveland Public Power System, MBIA-Insured,
                                Series B, 7.000% due 11/15/17                                                               215,962
                              Georgia Municipal Electric Authority Power Revenue:
      1,500,000   AAA           Series EE, AMBAC-Insured, 7.250% due 1/1/24                                               1,953,750
      2,500,000   A             Series X, 6.500% due 1/1/12                                                               2,900,000
      1,250,000   AAA         Hawaii State Department Budget & Finance, Hawaiian Electric Co. Inc.,
                                Series A, MBIA-Insured, 5.650% due 10/1/27(a)                                             1,306,250


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 15

====================================================================================================================================
Schedule of Investments (continued)                                                                                  March 31, 1998
====================================================================================================================================

     FACE
    AMOUNT         RATING                                          SECURITY                                             VALUE
====================================================================================================================================
Utility -- 7.8% (continued)
$     1,000,000   A+          New York State Energy Research & Development,
                                (Con Edison Project A), 7.125% due 12/1/29(a)                                          $  1,156,250
                              North Carolina Eastern Municipal Power Agency System Revenue:
      2,000,000   AAA           Series A, MBIA-Insured, 5.000% due 1/1/20                                                 1,942,500
      1,740,000   Baa1*         Series B, 6.000% due 1/1/22                                                               1,850,925
                              Piedmont, SC Municipal Power Agency, Electric Revenue Refunding:
      1,235,000   AAA           FGIC-Insured, 6.750% due 1/1/20                                                           1,495,894
      5,400,000   AAA           Series A, MBIA-Insured, 4.750% due 1/1/25                                                 4,995,000
      3,500,000   Aa1*        Washington State Public Power Supply System Revenue,
                                (Nuclear Project No. 3), Series A, 5.125% due 7/1/18                                      3,403,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         32,181,531
------------------------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 4.0%
      2,400,000   A           Dauphin County, PA IDA, General Water Works Corp.,
                                6.900% due 6/1/24(a)                                                                      2,919,000
      2,000,000   A           Idaho State Water Resources Board, Water Revenue, Resource
                                Development, Borse Water Corp., 7.250% due 12/1/21(a)                                     2,195,000
      2,000,000   AAA         Jefferson County, AL Sewer Revenue, Series D, FGIC-Insured,
                                5.750% due 2/1/27                                                                         2,112,500
        500,000   NR          Ohio State Solid Waste Revenue, Republic Engineered Steels Inc.,
                                9.000% due 6/1/21(a)                                                                        541,250
        400,000   A           Ohio Water Development Authority, (Broken Hill Project),
                                6.450% due 9/1/20(a)                                                                        435,000
      3,400,000   Aa1*        Port of Umatilla, OR Water Project Revenue, Series 1994,
                                LOC ABN AMRO Bank, 6.650% due 8/1/22(a)                                                   3,689,000
      1,500,000   AA-         San Diego County, CA Water Authority, Water Revenue, Series A,
                                4.750% due 5/1/18                                                                         1,423,125
      2,750,000   A           Trumbull County, OH Sewer Disposal Revenue, (General
                                Motors Corp. Project), 6.750% due 7/1/14(a)                                               3,217,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,532,375
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $381,105,910**)                                                                  $413,689,953
====================================================================================================================================

(a) Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)  Security segregated by Custodian for open purchase commitment.
(d) Residual interest bond-coupon varies inversely with the level of short-term tax-exempt interest rates.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(f) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
 **  Aggregate cost for Federal income tax purposes is substantially the same.


     See pages 17 and 18 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB    -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds that are rated "Baa" are considered as medium grade obligations,
         i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by either Standard & Poor's or
         Moody's.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 17

================================================================================
Short-Term Securities Ratings (unaudited)
================================================================================


SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG      --    Association of Bay Area Governors
AIG       --    American International Guaranty
AMBAC     --    American Municipal Bond Assurance
                  Corporation
BAN       --    Bond Anticipation Notes
BIG       --    Bond Investors Guaranty
CGIC      --    Capital Guaranty Insurance Company
CHFCLI    --    California Health Facility
                  Construction Loan Insurance
CONNIE
 LEE      --    College Construction Loan Association
COP       --    Certificate of Participation
EDA       --    Economic Development Authority
EDR       --    Economic Development Revenue
ETM       --    Escrowed To Maturity
FGIC      --    Financial Guaranty Insurance Company
FHA       --    Federal Housing Administration
FHLMC     --    Federal Home Loan Mortgage
                  Corporation
FLAIRS    --    Floating Adjustable Interest Rate
                  Securities
FNMA      --    Federal National Mortgage Association
FRTC      --    Floating Rate Trust Certificates
FSA       --    Financial Security Assurance
GIC       --    Guaranteed Investment Contract
GNMA      --    Government National Mortgage
                  Association
GO        --    General Obligation Bonds
HDC       --    Housing Development Corporation
HFA       --    Housing Finance Authority
IDA       --    Industrial Development Authority
IDB       --    Industrial Development Board
IDR       --    Industrial Development Revenue
INFLOS    --    Inverse Floaters
ISD       --    Independent School District
LEVRRS    --    Leveraged Reverse Rate Securities
LOC       --    Letter of Credit
MBIA      --    Municipal Bond Investors Assurance
                  Corporation
MVRICS    --    Municipal Variable Rate Inverse
                  Coupon Security
PCR       --    Pollution Control Revenue
PSFG      --    Permanent School Fund Guaranty
RAN       --    Revenue Anticipation Notes
RIBS      --    Residual Interest Bonds
RITES     --    Residual Interest Tax-Exempt Securities
SYCC      --    Structured Yield Curve Certificate
TAN       --    Tax Anticipation Notes
TECP      --    Tax Exempt Commercial Paper
TOB       --    Tender Option Bonds
TRAN      --    Tax and Revenue Anticipation Notes
VA        --    Veterans Administration
VRDD      --    Variable Rate Daily Demand
VRWE      --    Variable Rate Wednesday Demand




--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

Statement of Assets and Liabilities                                                                                 March 31, 1998
====================================================================================================================================
ASSETS:
     Investments, at value (Cost -- $381,105,910)                                                                     $413,689,953
     Cash                                                                                                                   61,839
     Interest receivable                                                                                                 6,432,157
     Receivable for securities sold                                                                                     17,929,840
     Receivable for Fund shares sold                                                                                       741,841
     Other assets                                                                                                           15,024
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                                      438,870,654
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                                                   31,290,746
     Management fees payable                                                                                               169,555
     Payable for Fund shares redeemed                                                                                      164,221
     Distribution fees payable                                                                                              19,293
     Accrued expenses                                                                                                       75,162
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                                  31,718,977
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                      $407,151,677
====================================================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                                                                       $     28,745
     Capital paid in excess of par value                                                                               369,951,302
     Undistributed net investment income                                                                                   302,433
     Accumulated net realized gain on security transactions                                                              4,285,154
     Net unrealized appreciation on investments                                                                         32,584,043
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                                      $407,151,677
====================================================================================================================================
Shares Outstanding:
     Class A                                                                                                            26,183,648
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                             1,434,762
     -------------------------------------------------------------------------------------------------------------------------------
     Class C                                                                                                             1,126,590
     -------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                                                         $14.16
     -------------------------------------------------------------------------------------------------------------------------------
     Class B*                                                                                                               $14.16
     -------------------------------------------------------------------------------------------------------------------------------
     Class C**                                                                                                              $14.16
     -------------------------------------------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 4.17% of net asset value per share)                                                              $14.75
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 19

====================================================================================================================================
Statement of Operations                                                                           For the Year Ended March 31, 1998
====================================================================================================================================
INVESTMENT INCOME:
     Interest                                                                                                         $ 24,423,502
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 3)                                                                                            1,754,116
     Distribution fees (Note 3)                                                                                            744,757
     Shareholder and system servicing fees                                                                                 100,646
     Registration fees                                                                                                      51,779
     Shareholder communications                                                                                             39,000
     Pricing service fees                                                                                                   27,999
     Custody                                                                                                                19,490
     Audit and legal                                                                                                        17,002
     Trustees' fees                                                                                                          7,001
     Other                                                                                                                  10,002
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                                                      2,771,792
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                   21,651,710
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 4):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                                                                            340,974,877
        Cost of securities sold                                                                                        330,720,863
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                                                  10,254,014
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation (Note 5)                                                                    9,944,057
------------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments                                                                                                 20,198,071
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                                                $ 41,849,781
====================================================================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

====================================================================================================================================
Statements of Changes in Net Assets                                                               For the Years Ended March 31,
====================================================================================================================================

                                                                                                  1998                    1997
====================================================================================================================================
OPERATIONS:
     Net investment income                                                                    $ 21,651,710            $ 23,279,790
     Net realized gain                                                                          10,254,014               2,704,354
     Increase (decrease) in net unrealized appreciation                                          9,944,057              (5,092,442)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                                     41,849,781              20,891,702
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                     (22,052,414)            (22,691,231)
     Net realized gain                                                                          (4,341,908)                     --
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                                          (26,394,322)            (22,691,231)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                                           67,394,715              82,239,990
     Net asset value of shares issued in connection with
        the transfer of the Smith Barney Muni Funds --
        Ohio Portfolio's net assets (Note 5)                                                     7,122,331                      --
     Net asset value of shares issued for
        reinvestment of dividends                                                               14,164,394              11,696,083
     Cost of shares reacquired                                                                 (75,971,741)           (119,738,880)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
        Fund Share Transactions                                                                 12,709,699             (25,802,807)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                               28,165,158             (27,602,336)

NET ASSETS:
     Beginning of year                                                                         378,986,519             406,588,855
------------------------------------------------------------------------------------------------------------------------------------
     End of year*                                                                             $407,151,677            $378,986,519
====================================================================================================================================
* Includes undistributed net investment income of:                                                $302,433                $703,137
====================================================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 21

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and seven other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMC a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the year ended March 31, 1998, SB received sales charges of approximately $345,000 on purchases of the Portfolio's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

For the year ended March 31, 1998, CDSCs paid to SB were approximately:

                                                             Class B     Class C
================================================================================
CDSCs                                                        $23,000      $1,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 1998, total Distribution Plan fees incurred were:

                                           Class A        Class B        Class C
================================================================================
Distribution Plan Fees                    $538,970        $99,361       $106,426
================================================================================

All officers and one Trustee of the Fund are employees of SB.

4.   Investments

During the year ended March 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $359,483,313
--------------------------------------------------------------------------------
Sales                                                                340,974,877
================================================================================

At March 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                       $33,194,456
Gross unrealized depreciation                                          (610,413)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $32,584,043
===============================================================================

5.   Transfer of Net Assets

On December 5, 1997, the National Portfolio acquired the assets and certain liabilities of the Smith Barney Muni Funds -- Ohio Portfolio ("Ohio Portfolio") pursuant to a plan of reorganization approved by Ohio Portfolio shareholders on November 21, 1997. Total shares issued by the National Portfolio and the total net assets of the Ohio Portfolio and the National Portfolio on the date of the transfer were as follows:

                                     Shares           Total             Total
                                     Issued        Net Assets        Net Assets
                                     by the          of the            of the
                                    National          Ohio            National
Acquired Portfolio                  Portfolio       Portfolio         Portfolio
================================================================================
Ohio Portfolio                       503,302        $7,122,331      $387,765,783
================================================================================

The total net assets of the Ohio Portfolio before acquisition included unrealized appreciation of $525,586. Total net assets of the National Portfolio immediately after the transfer were $394,888,114. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

6.   Shares of Beneficial Interest

At March 31, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 1998, total paid-in capital amounted to the following for each class:

                                       Class A          Class B          Class C
================================================================================
Total Paid-in Capital             $334,944,115      $19,107,343      $15,928,589
================================================================================

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 23

================================================================================
Notes to Financial Statements (continued)
================================================================================

     Transactions in shares of each class were as follows:

                                                            Year  Ended                                    Year Ended
                                                          March 31, 1998                                 March 31, 1997
                                                 -----------------------------------             -----------------------------------
                                                   Shares                  Amount                 Shares                  Amount
====================================================================================================================================
Class A
Shares sold                                      4,278,086              $ 60,139,642             5,705,109            $ 77,871,073
Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Muni Funds --
  Ohio Portfolio's net assets (Note 5)             216,152                 3,061,450                   --                       --
Shares issued on reinvestment                      919,860                12,952,448               785,527              10,732,902
Shares redeemed                                 (5,066,000)              (70,997,885)           (8,337,357)           (113,957,473)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                            348,098               $ 5,155,655            (1,846,721)          $ (25,353,498)
====================================================================================================================================
Class B
Shares sold                                        435,980               $ 6,185,158               139,353             $ 1,871,437
Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Muni Funds --
  Ohio Portfolio's net assets (Note 5)             226,974                 3,210,679                   --                       --
Shares issued on reinvestment                       43,558                   613,782                29,337                 427,323
Shares redeemed                                   (204,149)               (2,891,933)              (84,709)             (1,158,601)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       502,363               $ 7,117,686                83,981             $ 1,140,159
====================================================================================================================================
Class C
Shares sold                                         75,660               $ 1,069,915               179,662             $ 2,497,480
Net asset value of shares issued in
  connection with the transfer of the
  Smith Barney Muni Funds --
  Ohio Portfolio's net assets (Note 5)              60,176                  850,202                    --                       --
Shares issued on reinvestment                       42,562                   598,164                42,703                 535,858
Shares redeemed                                   (148,687)               (2,081,923)             (338,272)             (4,622,806)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                             29,711                $  436,358              (115,907)          $  (1,589,468)
====================================================================================================================================


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                  1998         1997         1996         1995(1)        1994
============================================================================================================
Net Asset Value, Beginning of Year             $13.60       $13.67       $13.32       $13.35         $13.81
------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.79         0.81         0.81         0.82           0.85
   Net realized and unrealized gain (loss)       0.73        (0.09)        0.35        (0.01)         (0.39)
------------------------------------------------------------------------------------------------------------
Total Income From Operations                     1.52         0.72         1.16         0.81           0.46
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.80)       (0.79)       (0.81)       (0.84)         (0.86)
   Net realized gains                           (0.16)          --           --           --          (0.06)
------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.96)       (0.79)       (0.81)       (0.84)         (0.92)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $14.16       $13.60       $13.67       $13.32         $13.35
------------------------------------------------------------------------------------------------------------
Total Return                                    11.47%        5.41%        8.83%        6.38%          3.17%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $371         $351         $378         $401           $413
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.66%        0.70%        0.70%        0.60%          0.52%
   Net investment income                         5.61         5.92         5.88         6.30           6.05
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            87%          31%          27%          54%            42%
============================================================================================================

(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 25

================================================================================
Financial Highlights (continued)
================================================================================
For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                    1998           1997           1996          1995(1)
======================================================================================================
Net Asset Value, Beginning of Year               $13.61         $13.67         $13.33        $12.41
------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                           0.70           0.74           0.73          0.33
   Net realized and unrealized gain (loss)         0.74          (0.08)          0.35          0.91
------------------------------------------------------------------------------------------------------
Total Income From Operations                       1.44           0.66           1.08          1.24
------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.73)         (0.72)         (0.74)        (0.32)
   Net realized gains                             (0.16)            --             --            --
------------------------------------------------------------------------------------------------------
Total Distributions                               (0.89)         (0.72)         (0.74)        (0.32)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $14.16         $13.61         $13.67        $13.33
------------------------------------------------------------------------------------------------------
Total Return                                      10.80%          4.95%          8.26%        10.11%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $20,313        $12,691        $11,605        $6,905
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.29%          1.20%          1.19%         1.19%+
   Net investment income                           4.95           5.42           5.37          5.75+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              87%            31%            27%           54%
======================================================================================================

(1)  For the period from November 7, 1994 (inception date) to March 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================
For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                    1998           1997           1996           1995(1)          1994
======================================================================================================================
Net Asset Value, Beginning of Year               $13.59         $13.65         $13.32         $13.33           $13.80
----------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                           0.69           0.73           0.73           0.74             0.76
   Net realized and unrealized gain (loss)         0.74          (0.08)          0.34          (0.01)           (0.40)
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       1.43           0.65           1.07           0.73             0.36
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.70)         (0.71)         (0.74)         (0.74)           (0.77)
   Net realized gains                             (0.16)            --             --             --            (0.06)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.86)         (0.71)         (0.74)         (0.74)           (0.83)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $14.16         $13.59         $13.65         $13.32           $13.33
----------------------------------------------------------------------------------------------------------------------
Total Return                                      10.71%          4.90%          8.13%          5.80%            2.40%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $15,926        $14,901        $16,563        $18,599          $18,185
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.35%          1.27%          1.27%          1.23%            1.22%
   Net investment income                           4.91           5.35           5.31           5.69             5.29
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              87%            31%            27%            54%              42%
======================================================================================================================

(1)  On November 7, 1994, the former Class B shares were renamed Class C shares.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 27

================================================================================
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Trustees of the National Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the National Portfolio of Smith Barney Muni Funds as of March 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Portfolio of Smith Barney Muni Funds as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                            KPMG Peat Marwick


New York,New York
May 15, 1998



--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================


For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1998:

     o 100% of the dividends paid by the Fund from the net investment income as tax-exempt for regular Federal income tax purposes.

     o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

          o Total long-term capital gain distributions paid of $4,341,908 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio                                 29

Smith Barney
Muni Funds


Trustees                                Investment Manager

Donald R. Foley                         Mutual Management Corp.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen                   Distributor
John P. Toolan
                                        Smith Barney Inc.
Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus
                                        Custodian

Officers                                PNC Bank, N.A.

Heath B. McLendon
President and Chief Executive Officer   Shareholder Servicing Agent

Lewis E. Daidone                        First Data Investor Services Group, Inc.
Senior Vice President and Treasurer     P.O. Box 9134
                                        Boston, MA 02205-9134
Peter M. Coffey
Vice President                          This report is submitted for general
                                        information of the shareholders of Smith
Thomas M. Reynolds                      Barney Muni Funds - National Portfolio.
Controller                              It is not authorized for distribution to
                                        prospective investors unless accompanied
Christina T. Sydor                      or preceded by a current Prospectus for
Secretary                               the Portfolio, which contains
                                        information concerning the Portfolio's
                                        investment policies and expenses as well as other pertinent information.


                                        SMITH BARNEY
                                        ------------


                                             A Member oF TravelersGroup[LOGO]



                                        Smith Barney
                                        Muni Funds
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD2304 5/98

================================================================================




                                             [PHOTO]



                                             Smith Barney Muni Funds

                                             Limited Term
                                             Portfolio

                                             ANNUAL REPORT

                                             March 31, 1998



                                      [LOGO] Smith Barney Mutual Funds
                                             Investing for your future.
                                             Every day.(SM)



================================================================================

Limited Term
Portfolio

                                 [PHOTO]                  [PHOTO]
                                 Heath B. McLendon        Lawrence T. McDermott
                                 Chairman                 Vice President


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Limited Term Portfolio ("Portfolio") for the year ended March 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended March 31, 1998, Class A and Class C shares of the Portfolio had a total return of 8.66% and 8.36%, respectively. In comparison, the Portfolio's Lipper Analytical Services, Inc. peer group average had a total return of 8.22% for the same period. (Lipper is an independent fund-tracking organization.)

Over the twelve months covered by the report, the Portfolio distributed income dividends totaling $0.34 per Class A share. Based on its net asset value ("NAV") of $6.76 at March 31, 1998 and a current monthly income dividend of $0.028, this equates to an annualized distribution rate of 4.97% for Class A shares. For an individual in the Federal tax bracket of 36%, the Portfolio's tax-free yield of 4.97% is equivalent to a taxable yield of 7.77%.

We are also pleased to report that your Portfolio has received a five-star rating overall for its Class A and Class C shares from Morningstar, Inc.* as of March 31, 1998.

----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through 3/31/98. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar, Inc. ratings are calculated from the Portfolio's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A shares, the Portfolio received 5 stars for the overall, 4 stars for the 3-year period and 5 stars for the 5-year period. For Class C shares, the Portfolio received 5 stars for the overall, 3-year and 5-year periods. It was rated among 1,525 municipal bond funds for the 3-year period and 782 municipal bond funds for the 5-year period. Ten percent of the funds in a rating category receive five stars.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                              1

Market and Economic Overview

Interest rates continued to decline overall during the course of the reporting period. However, the bond markets did experience volatility as investors responded to a conflicting combination of low inflation and falling unemployment. The Federal Reserve Board ("Fed") last raised the federal-funds rate by 0.25% in March 1997, but has since chosen to remain on the sidelines. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) However, the persistent strength of the U.S. economy heightened fears among many investors that the Fed would raise short-term interest rates.

Since the end of October, one of the dominant themes in the financial markets has been the Asian financial crisis and the extent of its impact on the U.S. economy. We expect at least a modest dampening effect on economic growth in the first part of the year with inflation continuing to trend lower in spite of wage pressures resulting from an extremely tight labor market. Yet the ultimate effect of the Asian crisis is still unknown. In comparison to the international bond markets and in light of recent events in Asia, we think that many domestic bonds represent good value based on current market conditions.

Investment Strategy

The Portfolio is an intermediate-term municipal bond fund that seeks to provide investors with as high a level of current income exempt from federal taxes as is consistent with a prudent investment approach. The Portfolio invests primarily in high-grade municipal securities with maturities of less than ten years. As of March 31, 1998, the Portfolio's average weighted maturity was 9.5 years. We believe the combination of intermediate-term securities and the Portfolio's high-quality orientation should help to reduce credit risk and NAV price volatility, while still maintaining a competitive dividend yield for shareholders. Moreover, the Portfolio's manager is supported by an experienced credit analysis team that utilizes extensive research to identify what they believe to be undervalued issues with less risk potential.

Approximately 94% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Ratings Services or Moody's Investors Service Inc. (Standard & Poor's Ratings Services and Moody's Investors Service Inc. are two major credit reporting and bond-rating agencies.) The Portfolio's largest holdings were concentrated in hospital bonds (16.3%), education bonds (12.6%), transportation bonds (11.5%), general obligation (11.1%) and housing bonds (10.3%).


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Municipal Bond Market Outlook

Municipal bond issuance in 1997 was the second largest issuance ever and the market's ability to absorb these securities is an indication of the healthy appetite for tax-free investments. Insurance companies were among the largest buyers, but we believe that more and more individual investors are beginning to recognize the attractive investment opportunities in municipal bonds. Moreover, the heavy supply of bond issues usually depresses prices, which enables us to inexpensively purchase longer-term bonds and enhance the call protection and the relative performance of the funds we manage. In addition, municipalities have benefited from the strong economy and low inflation.

Going forward, we remain positive on the prospects for the municipal bond market. We expect a moderately expanding U.S. economy with the Fed maintaining its vigilance against higher inflationary pressures. However, as previously noted, we think that inflation should remain subdued despite rising wage pressures from a tight U.S. labor market. Therefore, our outlook for municipal bonds over the next six months remains bright.

In closing, thank you for investing in the Smith Barney Muni Funds -- Limited Term Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. Mclendon                   /s/ Lawrence T. McDermott
---------------------------             ------------------------------
Heath B. McLendon                       Lawrence T. McDermott
Chairman                                Vice President

April 28, 1998


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                              3

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                 Net Asset Value
                              ---------------------
                              Beginning       End         Income       Total
Year Ended                     of Year      of Year      Dividends    Returns(1)
================================================================================
3/31/98                        $6.54         $6.76         $0.34        8.66%
--------------------------------------------------------------------------------
3/31/97                         6.61          6.54          0.35        4.30
--------------------------------------------------------------------------------
3/31/96                         6.54          6.61          0.36        6.65
--------------------------------------------------------------------------------
3/31/95                         6.55          6.54          0.37        5.69
--------------------------------------------------------------------------------
3/31/94                         6.68          6.55          0.37        3.65
--------------------------------------------------------------------------------
3/31/93                         6.45          6.68          0.39        9.82
--------------------------------------------------------------------------------
3/31/92                         6.38          6.45          0.42        7.99
--------------------------------------------------------------------------------
3/31/91                         6.28          6.38          0.40        8.23
--------------------------------------------------------------------------------
3/31/90                         6.20          6.28          0.46        9.07
--------------------------------------------------------------------------------
Inception* - 3/31/89            6.25          6.20          0.13        1.09+
================================================================================
Total                                                      $3.59
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                                 Net Asset Value
                              ---------------------
                              Beginning       End         Income       Total
Year Ended                     of Year      of Year      Dividends    Returns(1)
================================================================================
3/31/98                        $6.54         $6.76         $0.32        8.36%
--------------------------------------------------------------------------------
3/31/97                         6.61          6.54          0.34        4.10
--------------------------------------------------------------------------------
3/31/96                         6.54          6.61          0.34        6.45
--------------------------------------------------------------------------------
3/31/95                         6.54          6.54          0.35        5.51
--------------------------------------------------------------------------------
3/31/94                         6.68          6.54          0.35        3.15
--------------------------------------------------------------------------------
Inception* - 3/31/93            6.62          6.68          0.09        2.28+
================================================================================
Total                                                      $1.79
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                            1998 Annual Report to Shareholders

================================================================================
Average Annual Total Return
================================================================================
                                                        Without Sales Charge(1)
                                                        ------------------------
                                                        Class A        Class C
================================================================================
Year Ended 3/31/98                                         8.66%          8.36%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                                   5.78           5.50
--------------------------------------------------------------------------------
Inception* through 3/31/98                                 6.95           5.70
================================================================================

                                                        With Sales Charge(2)
                                                        ------------------------
                                                        Class A        Class C
================================================================================
Year Ended 3/31/98                                         6.54%          7.36%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                                   5.34           5.50
--------------------------------------------------------------------------------
Inception* through 3/31/98                                 6.72           5.70
================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                       Without Sales Charge(1)
================================================================================
Class A (Inception* through 3/31/98)                            87.38%
--------------------------------------------------------------------------------
Class C (Inception* through 3/31/98)                            33.66
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchases.

* Inception dates for Class A and C shares are November 28, 1988 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.






--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                              5

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                         the Limited Term Portfolio vs.
                  Lehman Brothers Municipal 5-Year Bond Index,
                   Lehman Brothers Municipal Long Bond Index,
                      Lehman Brothers Municipal Bond Index
                and Lehman Brothers Municipal 10-Year Bond Index+

--------------------------------------------------------------------------------
                           November 1988 -- March 1998

   [THE FOLLING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                               Lehman Brothers          Lehman Brothers     Lehman Brothers     Lehman Brothers
                                                  Municipal               Municipal             Municipal           Municipal
                  Limited Term Portfolio       5-Year Bond Index*       Long Bond Index*       Bond Index*     10-Year Bond Index*
                  ----------------------       ------------------       ----------------       -----------     -------------------
11/28/88                  $9,796                  $10,000                 $10,000               $10,000             $10,000

3/89                      $9,900                  $10,024                 $10,100               $10,254             $10,173

3/90                     $10,720                  $10,994                 $11,200               $11,336             $11,189

3/91                     $11,653                  $12,022                 $12,071               $12,381             $12,272

3/92                     $12,568                  $13,046                 $13,440               $13,618             $13,415

3/93                     $13,786                  $14,395                 $15,402               $15,322             $15,189

3/94                     $14,273                  $14,821                 $15,574               $15,678             $15,617

3/95                     $15,076                  $15,667                 $16,980               $16,844             $16,790

3/96                     $16,078                  $16,808                 $18,457               $18,256             $18,280

3/97                     $16,769                  $17,511                 $19,620               $19,250             $19,234

3/31/98                  $18,222                  $18,848                 $22,087               $21,312             $21,232

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on November 28, 1988, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through March 31, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal 10-Year Bond Index are more appropriate broad-based benchmark for the market in which the Limited Term Portfolio invests than the Lehman Brothers Municipal Long Bond Index and the Lehman Brothers Municipal 5-Year Index. In future reporting, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal 10-Year Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index and the Lehman Brothers Muncipal 5-Year Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years), the Lehman Brothers Municipal 5-Year Bond Index (consisting of maturities of 4-6 years) and the Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) are sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

============================================================================================================
Schedule of Investments                                                                       March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Education -- 12.6%
$   2,825,000   Aa2*          Arizona Education Loan Marketing Corp.,
                                 Education Loan Revenue Bonds, 7.000%
                                 due 3/1/02(a)(b)                                                $3,054,531
    2,010,000   A*            Arkansas State Student Loan Authority Revenue,
                                 Sub-Series A-2, (Partially Pre-Refunded--Escrowed
                                 with U.S. government securities to 12/1/97,
                                 Call @ 100), 6.125% due 12/1/00(a)                               2,075,325
      940,000   Aa*           Brazos, TX Higher Education Authority, Series C-1,
                                 6.000% due 11/1/99(a)                                              964,675
    1,350,000   A*            Colorado Student Obligation Board Authority, Student
                                 Loan Revenue, Series A-1, 6.600% due 9/1/98                      1,361,407
    1,150,000   AA            Fairfield County, SC School District, COP,
                                 5.500% due 3/1/07                                                1,213,250
    1,000,000   A+            Illinois Student Assistance Commission, Student
                                 Loan Revenue, Series H, 6.100% due 3/1/01(a)                     1,041,250
    2,000,000   AAA           Jefferson Parish, LA School Board, Sales
                                 and Use Tax Revenue, FSA-Insured, zero coupon
                                 to yield 4.956% due 9/1/09                                       1,150,000
    4,575,000   AAA           Keller, TX ISD, Capital Appreciation, PSFG, zero coupon
                                 to yield 4.902% due 8/15/12                                      2,236,031
    1,000,000   Aaa*          Kentucky Higher Education Student Loan Corp., Insured
                                 Student Loan Revenue, Series 91B,
                                 6.500% due 12/1/00(a)                                            1,055,000
      205,000   AAA           Louisiana Public Facilities Authority Revenue,
                                 Supplemental Student Loan, AMBAC-Insured,
                                 8.125% due 12/1/99                                                 215,762
    4,655,000   AAA           McKeesport, PA Area School District, MBIA-Insured,
                                 zero coupon to yield 5.578% due 10/1/17                          1,710,712
    1,155,000   A*            Montana State Higher Education Student Assistance Corp.,
                                 Student Loan Revenue, Series 92B, 7.050%
                                 due 6/1/04(a)                                                    1,232,962
    2,500,000   AAA           New York State Dormitory Authority Revenues,
                                 City University System, FGIC-Insured,
                                 5.000% due 7/1/18                                                2,434,375
                              North Texas Higher Education Authority Inc.,
                                 Student Loan Revenue:
    1,475,000   AAA                 AMBAC-Insured, 7.000% due 4/1/01(a)                           1,548,750
    2,400,000   A*                  Series D, 6.300% due 4/1/09(a)                                2,505,000
    2,000,000   AAA           Pennsylvania State Higher Education Assistance Agency,
                                 Student Loan Revenue Refunding, Series A,
                                 FGIC-Insured, 6.800% due 12/1/00                                 2,132,500
    1,500,000   A*            Rhode Island Student Loan Authority Revenue
                                 Refunding, Series 92B, 6.750% due 12/1/01(a)                     1,612,500


                                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                              7

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Education -- 12.6% (continued)
$   1,500,000   AAA           Schuylkill, PA Redevelopment Authority Revenue,
                                 Commonwealth Lease Revenue Bonds, Series A,
                                 FGIC-Insured, 6.850% due 6/1/03                                $ 1,638,750
    2,540,000   A             South Dakota Student Loan Assistance Corp.,
                                 Student Loan Revenue, 7.350% due 8/1/98(a)                       2,568,372
      630,000   A*            Texas State Higher Education Coordinating Board,
                                 College Student Loan Revenue, 6.800% due 4/1/98(a)                 630,000
                              Utah State School District Co-Op Revenue Financing Pool,
                                 LOC Swiss Bank:
      945,000   AA+                 8.300% mandatory tender 2/15/00                               1,012,331
    2,195,000   AA+                 8.375% due 2/15/10                                            2,227,135
    1,000,000   AAA           Yuma County, AZ Elementary School District No. 001,
                                 (Project of 1996), Series C, AMBAC-Insured,
                                 5.000% due 7/1/14                                                1,006,250
------------------------------------------------------------------------------------------------------------
                                                                                                 36,626,868
------------------------------------------------------------------------------------------------------------
Escrowed to Maturity(c) -- 4.4%
      720,000   AAA           Boston, MA Water & Sewer Community Revenue,
                                 10.650% due 1/1/99                                                 742,018
      740,000   Baa3*         Delaware County, PA Development Authority Revenue,
                                 (Elwyn Inc. Project), 7.750% due 6/1/00                            795,500
       60,000   AAA           Enid, OK Hospital Authority Revenue, St. Mary's Hospital
                                 Crossover Refunding, 8.000% due 7/1/98                              60,283
    1,040,000   AAA           Erie County, OH Hospital Improvement, Sandusky
                                 Memorial Hospital, 8.750% due 1/1/06(b)                          1,224,600
    1,050,000   AAA           Illinois Educational Facilities Authority Revenue, Chicago
                                 Osteopathic Medical, Series A, 8.750% due 7/1/05                 1,252,125
      830,000   AAA           Kalamazoo, MI Hospital Finance Authority,
                                 6.750% due 4/1/03                                                  882,912
      375,000   NR            Lehigh County, PA IDA, Industrial & Commercial
                                 Development Revenue, (Strawbridge Project),
                                 7.200% due 12/15/01                                                408,750
    1,135,000   Baa1*         New Haven, CT GO, Series B, 9.000% due 12/1/01                      1,319,437
                              New York, NY GO:
      910,000   Aaa*             Series D, 7.200% due 2/1/00                                        961,188
      765,000   Aaa*             Series F, 8.100% due 11/15/99                                      815,681
      320,000   A             Ouachita Parish, LA Hospital Services District #1,
                                 Hospital Revenue Bonds, Glenwood Regional
                                 Medical Center, Series 1991, 7.250% due 7/1/00                     341,200
    1,595,000   AAA           Owensboro, KY Electric, Light & Power,
                                 10.500% due 1/1/04(b)                                            1,902,038
      195,000   Aa*           Philadelphia, PA Hospitals and Higher Education
                                 Facilities Authority Revenue, (St. Agnes Medical Center
                                 Project), FHA-Insured, 6.750% due 8/15/01                          203,288


                                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Escrowed to Maturity(c) -- 4.4% (continued)
$     455,000   AAA           San Francisco, CA Airport Improvement Corp., Lease
                                 Revenue, United Airlines, 7.875% due 7/1/99                    $   468,081
      610,000   NR            Sullivan County, TN Health & Educational Facilities,
                                 Holston Valley Community Hospital, 7.000% due 9/1/99               629,062
      810,000   NR            Tom Green County, TX Hospital Authority,
                                 7.875% due 2/1/06                                                  916,313
------------------------------------------------------------------------------------------------------------
                                                                                                 12,922,476
------------------------------------------------------------------------------------------------------------
Finance -- 0.3%
    1,000,000   A+            New York State Local Government Assistance Corp.,
                                 6.600% due 4/1/98                                                1,000,000
------------------------------------------------------------------------------------------------------------
General Obligation -- 11.1%
    1,000,000   AAA           Arizona COP Refunding GO, FSA-Insured,
                                 6.500% due 3/1/08                                                1,092,500
    2,000,000   AAA           Chicago, IL Board of Education GO, Chicago School
                                 Reform, AMBAC-Insured, 5.800% due 12/1/13                        2,162,500
    1,570,000   BBB           Government of Guam GO, Series A, 5.750% due 8/15/99                 1,603,363
                              Harris County, TX Refunding Toll Road Authority
                                 GO Unlimited, MBIA-Insured:
    1,000,000   AAA                 Zero coupon to yield 5.188% due 8/15/11                         521,250
    1,000,000   AAA                 Zero coupon to yield 5.240% due 8/15/12                         488,750
    1,250,000   AAA                 Zero coupon to yield 5.293% due 8/15/13                         573,438
    1,450,000   BBB-          Jefferson County, AR PCR, (Entergy Arizona Inc. Project),
                                 5.600% due 10/1/17                                               1,460,875
      500,000   AA+           Kings County, WA GO Unlimited Tax Obligation,
                                 9.000% due 12/1/98                                                 517,170
      865,000   Baa1*         New Haven, CT GO, Series B, 9.000% due 12/1/01                        955,825
                              New York City GO:
    2,500,000   A3*              Series A, 6.250% due 8/1/08                                      2,759,375
    2,250,000   A3*              Series B, 5.250% due 8/1/17                                      2,233,125
      130,000   A3*              Series D, 7.200% due 2/1/00                                        137,150
      205,000   A3*              Series F, 8.100% due 11/15/99                                      218,838
    6,640,000   A3*              Series F, zero coupon to yield 5.014% due 8/1/08                 4,042,100
    2,000,000   A3*              Series H, 5.900% due 8/1/09                                      2,172,500
                              Puerto Rico Commonwealth GO, Capital Appreciation,
                                 Public Improvement:
   13,410,000   A                   Zero coupon to yield 4.932% due 7/1/15                        5,648,963
    3,800,000   A                   Zero coupon to yield 4.940% due 7/1/17                        1,434,500
                              Shelby County, TN GO:
    1,500,000   AA+              Zero coupon to yield 5.336% due 8/1/14                             667,500
    1,500,000   AA+              Zero coupon to yield 5.437% due 8/1/16                             596,250
                              Texas State Veterans Housing Assistance:
    2,660,000   AA               Fund II-D GO, 5.650% due 12/1/14(a)                              2,753,100
      285,000   AA               GO, FHA-Insured, 6.050% due 12/1/12(a)                             291,769
------------------------------------------------------------------------------------------------------------
                                                                                                 32,330,841
------------------------------------------------------------------------------------------------------------


                                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                              9

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Hospitals -- 16.3%
$     515,000   A+            ABAG Finance Authority Nonprofit Corps, CA Insured COP,
                                 (Rehabilitation Mental Health Services Inc. Project),
                                 6.100% due 6/1/02                                              $   549,762
      600,000   A             Bexar County, TX Health Facilities Development Corp.,
                                 Health Facilities Revenue Refunding,
                                 (Independence Hill Project), LOC Banque Paribas,
                                 7.500% mandatory tender 12/1/98                                    614,268
    1,000,000   AAA           Calcasieu Parish Louisiana Memorial Hospital Services
                                 District Revenue, Lake Charles Memorial Hospital,
                                 Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                 1,192,500
    3,500,000   BBB           Colorado Health Facilities Authority Hospital Revenue
                                 Bonds, Series 1993, Rocky Mountain Adventist Health
                                 Guaranteed, 6.250% due 2/1/04                                    3,714,375
    3,000,000   AAA           District of Columbia Hospital Revenue, Medlantic
                                 Healthcare Group, Series A, MBIA-Insured,
                                 5.375% due 8/15/15                                               3,052,500
    2,135,000   NR            Harris County, TX Health Facilities Development Corp.,
                                 Memorial Health System Guaranteed,
                                 7.125% due 6/1/05                                                2,401,875
    1,000,000   BBB           Illinois Health Facilities Authority Revenue Refunding,
                                 Trinity Medical Center, 6.500% due 7/1/00                        1,041,250
      975,000   Ba3*          Langhorne Manor Higher Education & Health Authority,
                                 Bucks County, PA Lower Bucks Hospital,
                                 6.375% due 7/1/99                                                  984,750
    1,000,000   Aaa*          Lehigh County, PA General Purpose Authority Revenues,
                                 Lehigh Valley Health Network, MBIA-Insured,
                                 5.000% due 7/1/18                                                  972,500
    2,200,000   BBB           Maplewood, MN Healthcare Facilities Revenue,
                                 (Health East Project), 5.950% due 11/15/06                       2,321,000
      515,000   Ba1*          Massachusetts Health & Education Facilities Authority
                                 Revenue, Series A, Massachusetts Eye & Ear Infirmary,
                                 7.000% due 7/1/98                                                  517,271
    3,550,000   AAA           Montana State Health Facilities Authority Revenue,
                                 Sisters of Charity, Leavenworth, MBIA-Insured,
                                 5.125% due 12/1/18                                               3,514,500
                              New Jersey Healthcare Facilities Financing
                                 Authority Revenue:
    3,250,000   AAA                 Cathedral Health Services, MBIA/FHA-Insured,
                                       5.200% due 8/1/15                                          3,229,687
    1,000,000   Baa1*               Elizabeth General Medical Center, Series C,
                                       7.100% due 7/1/99                                          1,035,000
    1,030,000   BBB+                Pascack Valley Hospital, Series 91,
                                       6.500% due 7/1/01                                          1,091,800


                                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Hospitals -- 16.3% (continued)
                              New York State Dormitory Authority Revenue:
$   1,000,000   BBB+             Bronx Lebanon Hospital, 5.200% due 2/15/16                     $   982,500
    3,000,000   A-               Mental Health Services Facilities, Series B,
                                    5.750% due 8/15/12                                            3,157,500
    1,570,000   BBB+             North General Hospital, 5.200% due 2/15/16                       1,542,525
    1,150,000   AAA              St. Barnabas Hospital, AMBAC/FHA-Insured,
                                    5.350% due 8/1/17                                             1,168,687
    2,000,000   AAA           Norfolk, VA IDA Revenue, Bon Secours Health,
                                 MBIA-Insured, 5.250% due 8/15/17                                 2,025,000
    2,170,000   A+            Palm Beach County, FL Health Facilities Authority
                                 Revenue, Good Samaritan Health System Guaranteed,
                                 6.150% due 10/1/06                                               2,416,838
    1,750,000   A             Riverside, CA Asset Leasing Corp. Leasehold Revenue
                                 Bonds, 1993 Series A, Riverside Hospital Project,
                                 6.000% due 6/1/04                                                1,874,688
    4,690,000   AA            Royal Oak, MI Hospital Financing Authority Revenue,
                                 William Beaumont Hospital, Series K,
                                 zero coupon to yield 5.110% due 11/15/08                         2,825,725
                              Scranton-Lackawanna, PA Health & Welfare
                                 Authority Revenue:
    3,000,000   BBB-++              Allied Services Rehabilitation Hospitals,
                                       7.125% due 7/15/05                                         3,303,750
    1,000,000   BBB-                Moses Taylor Hospital Project, 6.050% due 7/1/10              1,056,250
      687,000   BBB-++        Valley Health System, CA COP Refunding Project,
                                 6.250% due 5/15/99                                                 695,588
------------------------------------------------------------------------------------------------------------
                                                                                                 47,282,089
------------------------------------------------------------------------------------------------------------
Housing -- 10.3%
    3,000,000   A             Aurora, IL Multi-Family Revenue Refunding Housing,
                                 (Fox Village Unit 18D Project), LOC Banque Paribas,
                                 7.750% due 9/1/98                                                3,041,940
    1,500,000   AAA           California Housing Finance Agency Revenue, Home
                                 Mortgage, Series I, MBIA-Insured, 5.650% due 8/1/17(a)           1,548,750
    2,885,000   A+            City of Burnsville, MN Multi-Family Housing Revenue
                                 Refunding Bonds, (The Atrium Project), Policy of
                                 Indemnity Commercial Union Insurance Co. PLC
                                 Reinsured by Trygg-Hansa Insurance. Co. of Sweden,
                                 7.200% mandatory tender 5/1/02                                   2,946,393
    2,250,000   AAA           Dekalb County, GA HFA, Multi-Family Housing Revenue,
                                 (Chimney Trace Project), FNMA-Collateralized,
                                 5.625% mandatory tender 5/1/05                                   2,390,625
      690,000   AAA           Fairfax County, VA Redevelopment & Housing Authority,
                                 Multi-Family Refunding, Kingsley 91A, FHA-Insured,
                                 6.500% due 11/1/01                                                 725,362


                                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             11

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Housing -- 10.3% (continued)
$   1,000,000   AAA           Harrisonburg, VA Redevelopment & Housing Authority,
                                 Multi-Family Housing Revenue, (Greens of Salem
                                 Run Project), FSA-Insured, 6.000% due 4/1/12(a)                $ 1,063,750
    1,800,000   AA-           Louisiana Public Facilities Authority Revenue,
                                 Multi-Family Housing, Oakleigh Apartments,
                                 Series A, 5.950% mandatory tender 3/15/05                        1,901,250
      513,572   AAA           Monroe-West Monroe, LA Public Trust Financing
                                 Authority, FHLMC-Collateralized, 8.500% due 5/20/02                538,609
      975,000   Aaa*          Nevada Housing Single-Family Mortgage, Series E,
                                 FHA-Insured, 5.350% due 10/1/27(a)                                 999,375
    2,500,000   A+            New York City Housing Authority, Multi-Family Revenue
                                 Refunding, Series A, 5.650% due 7/1/10                           2,615,625
    2,500,000   AA            North Carolina Housing Finance Agency, Single
                                 Family, Series VV, 5.250% due 3/1/17                             2,478,125
      440,000   Ba2*          Odessa, TX Housing Development Corp. #2,
                                 Multi-Family Revenue Refunding, Chaparral Village,
                                 Series A, 6.375% due 12/1/03                                       458,150
    1,485,000   AAA           Onterie Center Housing Finance Corp., IL Mortgage
                                 Revenue Refunding, (Onterie Center Project), Series A,
                                 MBIA-Insured, 6.500% due 7/1/02                                  1,581,525
    2,500,000   AA+           Rhode Island Housing & Mortgage Finance Corp. Home
                                 Ownership Opportunity, Series C, 5.650% due 10/1/20(a)           2,615,625
      130,000   AAA           St. Louis County, MO Single-Family Mortgage Revenue,
                                 MBIA-Insured, 6.125% due 4/1/03                                    135,038
    1,000,000   AAA           Texas State Department of Housing & Community Affairs,
                                 GNMA/FNMA-Collateralized Home Mortgage Revenue
                                 Bonds, Series B-2, RIBS Variable Rate,
                                 10.000% due 6/18/23(a)(d)                                        1,091,250
       85,000   AA            Texas State Housing Agency Mortgage Revenue
                                 Single-Family, 1987D, 7.750% due 7/1/99(a)                          86,700
    3,245,000   AA+           Virginia State Housing Development Authority,
                                 Multi-Family Housing, Series E, 5.600% due 11/1/17(a)            3,322,069
      410,000   AA            Wyoming Community Development Authority,
                                 Single-Family Mortgage, Series 1988C,
                                 7.800% due 6/1/99(a)                                               417,175
------------------------------------------------------------------------------------------------------------
                                                                                                 29,957,336
------------------------------------------------------------------------------------------------------------
Industrial Development -- 9.3%
    1,500,000   A             Bel Air, MD Revenue Refunding, (May Department
                                 Stores Co. Project), 6.375% due 10/1/99                          1,556,250
    1,000,000   A             Belmont County, OH IDR Refunding, (May
                                 Department Stores Co. Project), Series 91,
                                 6.500% due 1/1/00                                                1,043,750


                                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Industrial Development -- 9.3% (continued)
$   2,000,000   AA+           Clarion County, PA IDA Energy Development Revenue,
                                 (Piney Creek Project), LOC Swiss Bank, 7.250%
                                 mandatory tender 12/1/00(a)                                    $ 2,152,500
    2,000,000   AA            Fairfax County, VA IDA Revenue, Health Care, INOVA
                                 Health, Series A, 5.000% due 8/15/18                             1,972,500
    5,000,000   BBB-          Greenville, SC Connector 2000 Association Inc.,
                                 SC Toll Road Revenue, Capital Appreciation,
                                 Series B, zero coupon to yield 5.687% due 1/1/15                 1,943,750
    3,000,000   Ba1*          Griffin-Spalding County, GA Development Authority
                                 Revenue Refunding, (Borden Inc. Project), Borden Inc.
                                 Guaranteed, 7.200% due 6/1/00                                    3,150,000
    2,000,000   A+            Iowa Finance Authority, (Governors Square Project),
                                 Policy of Indemnity Commercial Union
                                 Assurance Co. PLC, Reinsured by Trygg-Hansa
                                 Insurance Co. of Sweden, 7.250% mandatory
                                 tender 4/1/02                                                    2,091,360
    3,000,000   A+            Marion, IA Commercial Development Revenue, (Collins
                                 Road Project), Policy of Indemnity Aetna Casualty &
                                 Surety Co., Reinsured by Trygg-Hansa Insurance Co.
                                 of Sweden, 7.250% mandatory tender 7/1/02                        3,123,750
    3,500,000   BBB+          Metropolitan Government Nashville & Davidson County,
                                 TN IDB Revenue Refunding & Improvement, Osco
                                 Treatment Inc. Guaranteed, 6.000% due 5/1/03(a)                  3,661,875
    1,000,000   NR            Minneapolis, MN Commercial Development Revenue,
                                 (Holiday Inn Metrodome Project), 6.000% due 12/1/01              1,008,750
    1,625,000   Aa3*          New Jersey EDA, Growth Bonds, LOC Banque
                                 Nationale de Paris, 6.200% due 12/1/02(a)                        1,726,563
                              New York City IDA:
      565,000   Aa1*             IDR Oakdale Knitting Mills Inc., Composite Offering
                                    XXX 1990, Series G, LOC ABN AMRO Bank, NV,
                                    7.700% mandatory tender 11/1/00(a)                              566,921
      435,000   Aa1*             SuperFlex, Ltd. Project, Composite Offering XVIII 1989,
                                    Series A, LOC ABN AMRO Bank, NV, 7.750%
                                    optional tender 11/1/99(a)                                      436,496
    2,350,000   AAA           Sioux City, IA IDR, (Terra Centre Project),
                                 6.800% due 5/1/07                                                2,532,125
------------------------------------------------------------------------------------------------------------
                                                                                                 26,966,590
------------------------------------------------------------------------------------------------------------
Life Care -- 1.2%
    1,355,000   BBB           Illinois Development Finance Authority, Health
                                 Facilities Revenue, Community Living Options,
                                 6.375% due 3/1/00                                                1,392,262
    1,045,000   A-            New York State Medical Care Facilities Finance Agency
                                 Revenue, Mental Health Services Facilities,
                                 Series B, 7.100% due 2/15/99                                     1,073,330


                                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             13

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Life Care -- 1.2% (continued)
$   1,000,000   AAA           Rio Grande Valley, TX Health Facilities, (Valley Baptist
                                 Medical Center Project), Short RITES, MBIA-Insured,
                                 Coupon varies weekly till 8/1/02 then converts to
                                 6.250%, 7.920% due 8/1/06(d)                                   $ 1,111,250
------------------------------------------------------------------------------------------------------------
                                                                                                  3,576,842
------------------------------------------------------------------------------------------------------------
Miscellaneous -- 5.3%
    2,595,000   BBB-          Clarksville, TN Natural Gas Acquisition Corp.,
                                 Gas Revenue, Series A, 6.500% due 11/1/00                        2,682,581
      300,000   AAA           Dallas-Fort Worth, TX Regional Airport Revenue, Series A,
                                 FGIC-Insured, 5.875% optional tender 5/1/98(a)                     300,519
    2,750,000   A2*           Hoffman Estate, IL Tax Increment Junior Lien, Hoffman
                                 Estate Development, Series 91, 6.500% due 5/15/01                2,921,875
    2,700,000   A             Illinois Development Finance Authority Revenue, Debt
                                 Restructure - East St. Louis, 6.875% due 11/15/05                2,993,625
      470,000   Aa3*          New Jersey EDA Revenue, LOC Banque Nationale de Paris,
                                 Series A, 6.250% due 12/1/01(a)                                    486,586
    1,500,000   A             New York State Job Development Authority,
                                 Special Purpose, Series A, 5.250% due 3/1/10                     1,545,000
    2,950,000   BBB+          New York State Urban Development Corporation Revenue,
                                 Correctional Capital Facilities, Series 6,
                                 5.500% due 1/1/13                                                3,115,938
    1,100,000   AAA           Southeast Wisconsin Professional Baseball
                                 District League COP, MBIA-Insured, zero coupon
                                 to yield 5.673% due 12/15/16                                       422,125
    1,000,000   AA            Tuscon, AZ COP, Asset Guaranty, 6.000% due 7/1/04                   1,080,000
------------------------------------------------------------------------------------------------------------
                                                                                                 15,548,249
------------------------------------------------------------------------------------------------------------
Pollution Control -- 3.7%
    1,035,000   AAA           Burke County, GA Development Authority PCR,
                                 Refunding, Ogelthorpe Power Co., MBIA-Insured,
                                 7.500% due 1/1/03                                                1,119,094
                              Detroit, MI Economic Development Corp., Facilities
                                 Recovery Revenue, FSA-Insured:
    3,000,000   AAA                 Series A, 7.000% due 5/1/01                                   3,210,000
    1,000,000   AAA                 Series 91A, 6.600% due 5/1/02(a)                              1,085,000
    1,500,000   BBB           Illinois Development Financing Authority, Solid Waste
                                 Disposal Revenue Bonds, (Waste Management Inc.
                                 Project), Series 1990, 7.125% due 1/1/01(a)                      1,599,375
    1,000,000   Baa2*         Massachusetts State IDB Finance Agency, PCR,
                                 (Eastern Edison Co. Project), 5.875% due 8/1/08                  1,023,750
    1,500,000   AAA           Montgomery, AL IDB, PCR, (General Electric Co.
                                 Project), 7.000% mandatory tender 9/15/00(a)                     1,614,375


                                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Pollution Control -- 3.7% (continued)
$   1,050,000   A-++          Onondaga County, NY Resource Recovery Agency
                                 Project Revenue Bonds, Series 1992,
                                 6.625% due 5/1/00(a)                                           $ 1,089,375
------------------------------------------------------------------------------------------------------------
                                                                                                 10,740,969
------------------------------------------------------------------------------------------------------------
Pre-Refunded(c) -- 0.4%
                              Austin, TX Water, Sewer & Electric Refunding Revenue:
      120,000   A*               (Call 5/15/99 @ 100), 14.000% due 11/15/01                         128,400
       80,000   A*               (Various call dates @ 100), 14.000% due 11/15/01                    91,400
      495,000   AAA           Gila County, AZ IDA PCR, (Call 2/15/01 @ 101),
                                 11.250% due 4/1/01                                                 584,719
      235,000   AA-           Massachusetts State Port Authority Revenue,
                                 FGIC-Insured, Series A, (Pre-Refunded Escrowed
                                 to Maturity with state and local government
                                 securities, Call 7/1/00 @ 102), 7.200% due 7/1/03(a)               254,387
------------------------------------------------------------------------------------------------------------
                                                                                                  1,058,906
------------------------------------------------------------------------------------------------------------
Public Facilities -- 1.5%
       40,000   A-            Concord Santa Cruz Southgate, CA COP, ABAG
                                 Finance Corp., 7.100% due 6/1/99                                    40,111
    4,000,000   Aa*           Mt. Sterling, KY Lease Revenue, Kentucky League
                                 of Cities 1993A, Transamerica Life Guaranteed,
                                 5.625% due 3/1/03(b)                                             4,210,000
------------------------------------------------------------------------------------------------------------
                                                                                                  4,250,111
------------------------------------------------------------------------------------------------------------
Solid Waste -- 1.1%
    3,000,000   A*            Northeast Maryland Waste Disposal Authority,
                                 Solid Waste Revenue, Montgomery County,
                                 6.200% due 7/1/10(a)                                             3,176,250
------------------------------------------------------------------------------------------------------------
Transportation -- 11.5%
    1,000,000   AAA           Clark County, NV Airport Improvement Revenue,
                                 BIG-Insured, 7.900% due 7/1/00(a)                                1,029,050
                              Denver, CO City & County Airport Revenue:
    1,590,000   Baa1*            Series 1992B, 7.000% due 11/15/01(a)                             1,707,262
    1,000,000   Baa1*            Series 1992B, 7.000% due 11/15/02(a)                             1,088,750
    1,000,000   Baa1*            Series 1994A, 7.200% due 11/15/02(a)                             1,096,250
    1,510,000   AAA              Series B, MBIA-Insured, 6.250% due 11/15/06(a)                   1,679,875
                              E-470 Public Highway Authority, CO Senior
                                 Revenue Bonds, MBIA-Insured:
    5,000,000   AAA                 Zero coupon to yield 5.408% due 9/1/16                        1,931,250
    5,000,000   AAA                 Zero coupon to yield 5.429% due 9/1/17                        1,825,000
    2,445,000   AAA           Hawaii Airport System Revenue, Second Series of 91,
                                 MBIA-Insured, 6.100% due 7/1/99(a)                               2,512,237
    1,250,000   A             Indiana Transportation Finance Authority, Airport
                                 Facilities Lease Revenue, Series A, United Air,
                                 6.125% due 11/1/02                                               1,342,187


                                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             15

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Transportation -- 11.5% (continued)
                              Massachusetts State Port Authority Revenue,
                                 FGIC-Insured:
$     765,000   AA-                 Series A, 7.200% due 7/1/03(a)                              $   826,200
    1,000,000   AA-                 Series B, 5.000% due 7/1/18(a)                                  957,500
                              Massachusetts State Turnpike Authority, MBIA-Insured:
    9,000,000   Aaa*             Metropolitan Highway System Revenue, Series C,
                                    zero coupon to yield 5.394% due 1/1/16                        3,656,250
    3,000,000   BBB+             Metropolitan Transportation Authority, New York
                                    Transit Facilities Revenue Service Contract,
                                    Series 8, 5.250% due 7/1/17                                   2,981,250
    3,000,000   Aa1*          Ocean Highway and Port Authority, Nassau County, FL
                                 Adjustable Demand Revenue Bonds, Series 1990,
                                 LOC ABN AMRO Bank, NV, 6.250% mandatory tender
                                 12/1/02(a)                                                       3,247,500
      400,000   A-1+          Port Authority of New York and New Jersey, Special
                                 Obligation Revenue, Versatile Structure Obligation,
                                 Series 2, 3.600% due 5/1/19(e)                                     400,000
      750,000   AA            Port of Houston Authority, Harris County, TX Port
                                 Improvement Unlimited Tax Obligation,
                                 8.500% due 11/1/98(a)                                              770,348
    4,190,000   A             Rhode Island State Turnpike & Bridge Authority Revenue,
                                 5.350% due 12/1/17                                               4,205,713
    1,985,000   AA-           Simi Valley, CA Community Development Agency COP,
                                 Simi Valley Business Center, 6.050% mandatory
                                 tender 10/1/99                                                   2,039,588
------------------------------------------------------------------------------------------------------------
                                                                                                 33,296,210
------------------------------------------------------------------------------------------------------------
Utilities -- 8.2%
    5,030,000   A*            Austin, TX Water, Sewer & Electric Refunding Revenue,
                                 14.000% due 11/15/01(b)                                           6,023,425
                              Chelan County, WA Public Utility District #1:
    1,500,000   AA               Chelan Hydro Consolidated System Revenue Bonds,
                                    7.000% mandatory tender 7/1/01(a)                             1,621,875
   22,485,000   AAA              Columbia River Rock Capital Appreciation,
                                    MBIA-Insured, zero coupon to yield
                                    5.736% due 6/1/13                                            10,567,950
      600,000   A-            Georgia Muni Gas Authority Revenue, (Southern
                                 Storage Gas Project), 6.300% due 7/1/09                            655,500
    3,095,000   Aaa*          Lacey, NJ Municipal Utilities Authority, NJ Water Revenue,
                                 MBIA-Insured, 5.100% due 12/1/16                                 3,122,081
      770,000   Baa1*         Philadelphia, PA Gas Works Revenue Bonds, 13th Series,
                                 7.400% due 6/15/00                                                 819,088
    1,000,000   BB            Sam Rayburn, TX Municipal Power Supply System
                                 Revenue Refunding, Series A, 6.200% due 10/1/01                  1,022,500
------------------------------------------------------------------------------------------------------------
                                                                                                 23,832,419
------------------------------------------------------------------------------------------------------------


                                     See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

============================================================================================================
Schedule of Investments (continued)                                                           March 31, 1998
============================================================================================================

     FACE
    AMOUNT      RATINGS                         SECURITY                                          VALUE
============================================================================================================
Water & Sewer -- 2.8%
$   3,500,000   AAA           Detroit, MI Water Supply System, FGIC-Insured,
                                 6.500% due 7/1/15                                             $  4,116,875
    1,075,000   BBB+          Galveston, TX Sewer System Revenue Refunding,
                                 (Partially Pre-Refunded--Escrowed with U.S.
                                 government securities to 5/1/98, Call @ 100),
                                 Series B, 7.800% due 5/1/99                                      1,101,692
    1,500,000   NR            New Jersey EDA Water Facilities Revenue, Series 1991,
                                 (New Jersey American Water Co. Inc. Project),
                                 Private Placement, 7.400% due 11/1/01(a)                         1,608,750
      250,000   AA            Regional Waste Systems Inc., Maine Solid Waste
                                 Resource Recovery System, 7.550% due 7/1/98(a)(b)                  252,250
      940,000   A             Texas Water Resource Finance Authority Revenue,
                                 Series 89, 7.400% due 8/15/00                                      966,724
------------------------------------------------------------------------------------------------------------
                                                                                                  8,046,291
------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $279,146,032**)                                         $290,612,447
============================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(b)  Security is segregated by Custodian for open market purchase commitments.

(c) Bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.

(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 18 and 19 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             17

================================================================================
Bond Ratings (unaudited)
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's") and those which are identified by a double dagger (++) are rated by Fitch Investors Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA       --   Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.

AA        --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A         --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB       --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB        --   Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa       --   Bonds that are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        --   Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A         --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa       --   Bonds that are rated "Baa" are considered as medium grade
               obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        --   Bonds which are rated "Ba" are judged to have speculative
               elements; their future cannot be considered as well-assured.
               Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited) (continued)
================================================================================

Fitch     --   Ratings may be modified by the addition of a plus (+) or minus
               (-) sign to show relative standings within the major rating categories.

A         --   Bonds which are rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.

BBB       --   Bonds which are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR        --   Indicates that the bond is not rated by Standard & Poor's,
               Moody's or Fitch.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1      --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1       --   Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1    --   Moody's highest rating for issues having a demand feature --
               VRDO.

MIG 1     --   Moody's highest rating for short-term municipal obligations.

P-1       --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG      --   Association of Bay Area Governments
AIG       --   American International Guaranty
AMBAC     --   AMBAC Indemnity Corporation
BIG       --   Bond Investors Guaranty
CGIC      --   Capital Guaranty Insurance Company
CONNIE
  LEE     --   College Construction Loan Insurance Association
COP       --   Certificate of Participation
EDA       --   Economic Development Authority
FLAIRS    --   Floating Adjustable Interest Rate Securities
FGIC      --   Financial Guaranty Insurance Company
FHA       --   Federal Housing Administration
FHLMC     --   Federal Home Loan Mortgage Corporation
FNMA      --   Federal National Mortgage Association
FSA       --   Financial Security Assurance
GIC       --   Guaranteed Investment Contract
GNMA      --   Government National Mortgage Association
GO        --   General Obligation
HFA       --   Housing Finance Authority
IDA       --   Industrial Development Authority
IDB       --   Industrial Development Board
IDR       --   Industrial Development Revenue
ISD       --   Independent School District
INFLOS    --   Inverse Floaters
LOC       --   Letter of Credit
MBIA      --   Municipal Bond Investors Assurance Corporation
MVRICS    --   Municipal Variable Rate Inverse Coupon Security
PCFA      --   Pollution Control Financing Authority
PCR       --   Pollution Control Revenue
PSFG      --   Permanent School Fund Guaranty
RIBS      --   Residual Interest Bonds
RITES     --   Residual Interest Tax-Exempt Securities
VA        --   Veterans Administration
VRDD      --   Variable Rate Demand Note
VRWE      --   Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             19

================================================================================
Statement of Assets and Liabilities                               March 31, 1998
================================================================================
ASSETS:
   Investments, at value (Cost -- $279,146,032)                   $ 290,612,447
   Cash                                                                  81,210
   Interest receivable                                                4,412,071
   Receivable for Fund shares sold                                    1,857,259
   Receivable for securities sold                                       462,475
-------------------------------------------------------------------------------
   Total Assets                                                     297,425,462
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   8,811,074
   Payable for Fund shares purchased                                    178,382
   Management fees payable                                              146,623
   Distribution fees payable                                             14,791
   Accrued expenses                                                      59,814
-------------------------------------------------------------------------------
   Total Liabilities                                                  9,210,684
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 288,214,778
===============================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      42,607
   Capital paid in excess of par value                              279,956,207
   Undistributed net investment income                                  380,377
   Accumulated net realized loss from security transactions          (3,630,828)
   Net unrealized appreciation of investments                        11,466,415
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 288,214,778
===============================================================================
Shares Outstanding:
   Class A                                                           38,002,227
   ----------------------------------------------------------------------------
   Class C                                                            4,604,348
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                         $6.76
   ----------------------------------------------------------------------------
   Class C*                                                               $6.76
   ----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 2.04% of net asset value per share)              $6.90
===============================================================================

* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

================================================================================
Statement of Operations                        For the Year Ended March 31, 1998
================================================================================
INVESTMENT INCOME:
  Interest                                                          $ 16,637,065
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                             1,416,637
  Distribution fees (Note 3)                                             484,751
  Shareholder and system servicing fees                                   72,148
  Registration fees                                                       70,002
  Shareholder communications                                              41,799
  Pricing service fees                                                    30,999
  Audit and legal                                                         15,651
  Custody                                                                 14,166
  Trustees' fees                                                           7,001
  Other                                                                    7,202
--------------------------------------------------------------------------------
  Total Expenses                                                       2,160,356
--------------------------------------------------------------------------------
Net Investment Income                                                 14,476,709
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              162,951,332
    Cost of securities sold                                          161,127,685
--------------------------------------------------------------------------------
  Net Realized Gain                                                    1,823,647
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                  4,355,048
    End of year                                                       11,466,415
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              7,111,367
--------------------------------------------------------------------------------
Net Gain on Investments                                                8,935,014
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 23,411,723
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             21

=====================================================================================
Statements of Changes in Net Assets                     For the Years Ended March 31,
=====================================================================================

                                                              1998             1997
=====================================================================================
OPERATIONS:
  Net investment income                                $  14,476,709    $  15,362,339
  Net realized gain                                        1,823,647          641,120
  Increase (decrease) in net unrealized appreciation       7,111,367       (3,386,164)
-------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                  23,411,723       12,617,295
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                  (14,092,042)     (15,693,903)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (14,092,042)     (15,693,903)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                        43,773,091       37,182,237
  Net asset value of shares issued
    for reinvestment of dividends                          7,991,624        8,825,123
  Cost of shares reacquired                              (60,889,261)     (62,195,860)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                               (9,124,546)     (16,188,500)
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            195,135      (19,265,108)
NET ASSETS:
  Beginning of year                                      288,019,643      307,284,751
-------------------------------------------------------------------------------------
  End of year*                                         $ 288,214,778    $ 288,019,643
=====================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                          $     380,377    $      (4,290)
=====================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and seven other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             23

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.   Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3.   Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the year ended March 31, 1998, SB received sales charges of approximately $315,000 on purchases of the Portfolio's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares of the Portfolio if redemption occurs less than one year from initial purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended March 31, 1998, CDSCs paid to SB were approximately:

                                                           Class A      Class C
================================================================================
CDSCs                                                      $18,000      $3,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and C shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class C shares calculated at an annual rate of 0.20% of the average daily net assets.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

For the year ended March 31, 1998, total Distribution Plan fees incurred were:

                                                           Class A      Class C
================================================================================
Distribution Plan Fees                                    $380,172     $104,579
================================================================================

All officers and one Trustee of the Fund are employees of SB.

4.   Investments

During the year ended March 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $163,609,449
--------------------------------------------------------------------------------
Sales                                                               162,951,332
================================================================================

At March 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $12,148,012
Gross unrealized depreciation                                          (681,597)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $11,466,415
================================================================================

5.   Capital Loss Carryforward

At March 31, 1998, the Portfolio had, for Federal income tax purposes, approximately $3,628,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                                            2003        2004
================================================================================
Carryforward Amounts                                    $1,888,000   $1,740,000
================================================================================

6.   Shares of Beneficial Interest

At March 31, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             25

================================================================================
Notes to Financial Statements (continued)
================================================================================

At March 31, 1998, total paid-in capital amounted to the following for each class:

                                                       Class A        Class C
================================================================================
Total Paid-in Capital                               $248,887,109   $31,111,705
================================================================================

Transactions in shares of each class were as follows:


                                                 Year Ended                      Year Ended
                                               March 31, 1998                  March 31, 1997
                                            --------------------           ------------------------
                                            Shares        Amount           Shares         Amount
===================================================================================================
Class A
Shares sold                               5,614,217    $ 37,885,348       4,671,567    $ 30,834,509
Shares issued on reinvestment             1,047,721       7,028,557       1,188,611       7,824,406
Shares redeemed                          (8,343,657)    (55,870,050)     (8,251,679)    (54,442,310)
---------------------------------------------------------------------------------------------------
Net Decrease                             (1,681,719)   $(10,956,145)     (2,391,501)   $(15,783,395)
===================================================================================================
Class C
Shares sold                                 875,665    $  5,887,743         962,621    $  6,347,728
Shares issued on reinvestment               143,726         963,067         152,105       1,000,717
Shares redeemed                            (746,719)     (5,019,211)     (1,144,387)     (7,542,039)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease)                     272,672    $  1,831,599         (29,661)   $   (193,594)
===================================================================================================
Class Y
Shares sold                                      --              --              --    $         --
Shares issued on reinvestment                    --              --              --              --
Shares redeemed                                  --              --         (32,264)       (211,511)
---------------------------------------------------------------------------------------------------
Net Decrease                                     --              --         (32,264)   $   (211,511)
===================================================================================================


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                      1998            1997            1996           1995(1)           1994
==========================================================================================================================
Net Asset Value, Beginning of Year                 $6.54           $6.61           $6.54           $6.55             $6.68
--------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                            0.34            0.34            0.36            0.36              0.37
   Net realized and unrealized gain (loss)          0.22           (0.06)           0.07              --             (0.13)
--------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.56            0.28            0.43            0.36              0.24
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.34)          (0.35)          (0.36)          (0.37)            (0.37)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.34)          (0.35)          (0.36)          (0.37)            (0.37)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $6.76           $6.54           $6.61           $6.54             $6.55
--------------------------------------------------------------------------------------------------------------------------
Total Return                                        8.66%           4.30%           6.65%           5.69%             3.65%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $257,082        $259,695        $278,247        $244,818          $281,771
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         0.74%           0.75%           0.75%           0.61%             0.53%
   Net investment income                            5.14            5.16            5.43            5.61              5.53
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               58%             46%             26%             22%               25%
==========================================================================================================================

Class C Shares                                      1998            1997            1996            1995(2)           1994
==========================================================================================================================
Net Asset Value, Beginning of Year                 $6.54           $6.61           $6.54           $6.54             $6.68
--------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                            0.33            0.33            0.35            0.35              0.35
   Net realized and unrealized gain (loss)          0.21           (0.06)           0.06              --             (0.14)
--------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.54            0.27            0.41            0.35              0.21
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.32)          (0.34)          (0.34)          (0.35)            (0.35)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.32)          (0.34)          (0.34)          (0.35)            (0.35)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $6.76           $6.54           $6.61           $6.54             $6.54
--------------------------------------------------------------------------------------------------------------------------
Total Return                                        8.36%           4.10%           6.45%           5.51%             3.15%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $31,133         $28,325         $28,824         $26,622           $26,869
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         0.99%           0.97%           0.96%           0.89%             0.88%
   Net investment income                            4.89            4.94            5.22            5.34              5.10
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               58%             46%             26%             22%               25%
==========================================================================================================================

(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.

(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.




--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             27

================================================================================
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Trustees of the Limited Term Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Limited Term Portfolio of Smith Barney Muni Funds as of March 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Term Portfolio of Smith Barney Muni Funds as of March 31, 1998, the result of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


New York, New York
May 15, 1998

--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1998:

     -- 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.








--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Limited Term Portfolio                             29

Smith Barney                                                        SMITH BARNEY
Muni Funds                                                          ------------

                                                A Member of TravelersGroup[LOGO]

Trustees                                Investment Manager
                                        Mutual Management Corp.
Donald R. Foley
Paul Hardin                             Distributor
Heath B. McLendon, Chairman             Smith Barney Inc.
Roderick C. Rasmussen
John P. Toolan                          Custodian
                                        PNC Bank, N.A.
Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus          Shareholder
                                        Servicing Agent
Officers                                First Data Investor Services Group, Inc.
                                        P.O. Box 9134
Heath B. McLendon                       Boston, MA 02205-9134
President and
Chief Executive Officer                 This report is submitted for the general
                                        information of the shareholders of Smith
Lewis E. Daidone                        Barney Muni Funds - Limited Term
Senior Vice President                   Portfolio. It is not authorized for
and Treasurer                           distribution to prospective investors
                                        unless accompanied by a current
Lawrence T. McDermott                   Prospectus for the Portfolio, which
Vice President                          contains information concerning the
                                        Portfolio's investment policies and
Thomas M. Reynolds                      expenses as well as other pertinent
Controller                              information.

Christina T. Sydor                      Smith Barney Muni Funds
Secretary                               388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com

                                        FD2305 5/98




[back cover]


Smith Barney                                               [Logo: Smith Barney
MuniFunds                            A Member of TravelersGroup(umbrella logo)]

Trustees
Donald R. Foley
Paul Hardin
Heath B. McLendon Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus

Officers
Heath B. McLendon
President and Chief Executive
Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph Benevento
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Manager
Mutual Management Corp.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith
Barney Muni Funds - California Money
Market Portfolio. It is not authorized
for distribution to prospective
investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD2309 5/98

[front cover]

[3-dimensional graphic of Smith Barney logo]

Smith Barney Muni Funds

California
Money Market
Portfolio

-----------------------------------------------
                ANNUAL REPORT
-----------------------------------------------
March 31, 1998

[logo: Smith Barney] Smith Barney Mutual Funds
                     Investing for your future.
                     Every day.(SM)

California
Money Market
Portfolio

[Photo]
HEATH B. MCLENDON
Chairman

[Photo]
JOSEPH BENEVENTO
Vice President

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Muni Funds-- California Money Market Portfolio ("Portfolio") for the year ended March 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.


Performance Update

As of March 31, 1998, the Portfolio's 7-day current yield was 2.86%. The Portfolio's 7-day effective yield--which reflects compounding--was 2.90%. This means that investors in the combined federal and state income tax bracket of 41.95% would have to earn a 5.0% taxable yield to match the tax-free income provided by the Portfolio. (This assumes an investor is in the 36% federal tax bracket.)


Please note that while the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance this goal will be achieved and that the U.S. government neither insures nor guarantees an investment in the Portfolio.


Market Overview and Outlook

The U.S. economic expansion is now seven years old and continues to show few signs of faltering. Gross Domestic Product, a key economic indicator that measures the total output of goods and services in the U.S., expanded by 3.8% in 1997 and outpaced the 2.8% annual growth rate in 1996. As a result of the expanding U.S. economy, more than 3 million Americans joined the nation's payrolls in 1997, bringing the March unemployment rate to 4.6%, a 24-year low.


Low inflation and increased productivity have been key components to the continued success of this economic expansion. In the coming months we believe that the risks for the U.S. economy can be characterized as a balance between two strong, yet opposing forces: the inflationary pressures of continued strong demand and tight labor markets in the U.S. versus the possible slowdown that the ongoing financial turmoil in Asia could have on the U.S. economy. The impact of unfolding events in Asia will likely be lower exports to those economies and, as a result


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                   1
of the stronger U.S. dollar, lower priced imports. Both of these factors should help to reduce inflationary pressures.


At the most recent Federal Open Market Committee ("FOMC") meeting, monetary policy was left unchanged. (The FOMC is a key committee that sets interest rates and credit policies for the Federal Reserve System.) Near term, we think that the Federal Reserve Board ("Fed") will keep monetary policy on hold pending further details on domestic demand. The last rate increase by the Fed took place in March 1997 when the federal-funds rate was increased 25 basis points. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates. One basis point is .01%, or one one-hundredth of a percent.)


California Economic Highlights

California's economy continues its solid economic growth, outperforming the nation as a whole in 1997. The Golden State now has a trillion-dollar economy. The economy created more than 400,000 new jobs during 1997 bringing the unemployment rate to a seven-year low. California stands as the nation's leading export state. Approximately 15% of its gross state product is exported to other countries. However, on the negative side, slightly more than half of the states' exports are sold to Asia. Given the financial turmoil in Asia, we expect to see a dampening effect on California's growth in 1998. Yet, overall, our outlook for California is positive, reflecting its diverse economy and improving financial position.


Investment Strategy

The Fund seeks to provide investors with income exempt from federal income taxes and California personal taxes by investing in a portfolio of high-quality, short-term, municipal obligations selected for liquidity and stability of principal. At the present time, we have shortened our target average maturity to a 40-45 day range. This shortening of the Fund's average maturity should position the Fund for seasonal redemptions relating to individual and corporate tax payments. However, we will continue to monitor economic data closely and assess its impact on inflation and how that relates to the tax-exempt money markets.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

In closing, thank you for investing in the Smith Barney Muni Funds--California Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon                   /s/ Joseph Benevento
---------------------                   --------------------
Heath B. McLendon                       Joseph Benevento
Chairman                                Vice President


April 20, 1998

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                   3

Schedule of Investments                                           March 31, 1998

      FACE
     AMOUNT       RATING                          SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
 $ 13,000,000   A-1+      ABAG Finance Authority for Nonprofit Corporations
                            Series 1996 3.60% (b)                                   $13,000,000
                          Alameda Contra Costa California Schools Financing
                            Authority Project:
   10,455,000   A-1+          Series B 3.45% (b)                                     10,455,000
   20,000,000   A-1+          Series C 3.40% (b)                                     20,000,000
    8,410,000   A-1+          Series E 3.40% (b)                                      8,410,000
    5,000,000   A-1+          Series F 3.45% (b)                                      5,000,000
                          Alameda County:
   10,000,000   SP-1+      1997 TRAN 4.50% due 7/22/98                               10,017,692
   18,300,000   SP-1+      Board of Education 1997 TRAN 4.25% due 7/1/98             18,320,185
    4,000,000   A-1+      Anaheim Housing Authority Multi-Family Housing
                           Revenue (Park Vista Apartments-A) 3.70% (a)(b)             4,000,000
                          California Alternative Energy:
    4,700,000   VMIG 1*    Hydroelectric Rock Creek Limited
                             Series 86 3.20% (a)(b)                                   4,700,000
                           Source Finance Authority, Cogeneration Revenue
                             Refunding Arroyo Energy:
   25,330,000   A-1+           Series A 3.30% (a)(b)                                 25,330,000
    7,400,000   A-1+           Series B 3.35% (a)(b)                                  7,400,000
    5,500,000   SP-1+     California Community College Finance Authority TRAN
                          Series 97 FSA-Insured 4.50% due 6/30/98                     5,509,134
                          California Health Facility Financing Authority Revenue:
    3,750,000   A-1+       Childrens Hospital 1991 MBIA-Insured 3.30% (b)             3,750,000
    9,900,000   A-1+       Memorial Health Services 3.35% (b)                         9,900,000
                          California Housing Finance Agency Revenue:
    3,000,000   A-1+       Multi-Family Housing Series 97C 3.55% (a)(b)               3,000,000
   12,120,000   VMIG 1*    Series 94 PART FHA-Insured 3.67% (a)(b)                   12,120,000
    9,120,000   A-1+       Series 96 PART MBIA-Insured 3.62% (a)(b)                   9,120,000
    3,500,000   VMIG 1*    Series 95 PART MBIA-Insured 3.67% (a)(b)                   3,500,000
    7,500,000   A-1+       Series 98A 3.60% due 4/1/99 (a)(c)                         7,500,000
                          California Pollution Control Financial Authority:
    8,600,000   A-1        ARCO Environmental Improvement Revenue 3.60% (a)(b)        8,600,000
                           Colmac Energy Project:
   17,900,000   A-1+        Series 90A 3.30% (a)(b)                                  17,900,000
    1,760,000   A-1+        Series 90C 3.30% (a)(b)                                   1,760,000
                           Pacific Gas & Electric:
   17,000,000   A-1+        Series 88F TECP 3.45% due 6/11/98                        17,000,000
    5,400,000   A-1+        Series 96A 3.40% (a)(b)                                   5,400,000
   24,000,000   A-1+        Series 96B 3.50% (a)(b)                                  24,000,000
   13,000,000   A-1+        Series 96C 3.70% (b)                                     13,000,000
    6,200,000   A-1         Series 96G 3.75% (b)                                      6,200,000
    2,000,000   A-1+        Series 97B 3.75% (a)(b)                                   2,000,000
   18,900,000   A-1+        Series C 3.75% (a)(b)                                    18,900,000
    4,250,000   VMIG 1*    Sangier Project Series 90A 3.30% (a)(b)                    4,250,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

Schedule of Investments (continued)                               March 31, 1998

      FACE
     AMOUNT       RATING                            SECURITY                                VALUE
---------------------------------------------------------------------------------------------------
                           Shell Martinez Refining:
 $ 14,000,000   A-1+        Series 94A 3.70% (a)(b)                                     $14,000,000
    5,000,000   A-1+        Series 94B 3.40% (a)(b)                                       5,000,000
    4,300,000   A-1+        Series 96A 3.80% (a)(b)                                       4,300,000
                           Sierra Pacific Project Solid Waste Disposal Revenue:
    7,000,000   P-1*        Series 93 3.55% (b)                                           7,000,000
    8,675,000   P-1*        Series 93 3.65% (a)(b)                                        8,675,000
                           Southdown Inc. Project:
    5,695,000   A-1+        Series 83 3.35% (b)                                           5,695,000
    2,800,000   A-1+        Series B 3.35% (b)                                            2,800,000
    8,750,000   A-1        Southern California Edison Series 85D TECP
                            3.25% due 5/11/98                                             8,750,000
   20,000,000   VMIG 1*   California Public Capital Improvement Financing
                            Authority Series C 3.60% due 6/15/98 (c)                     20,000,000
   14,005,000   P-1*      California Regents Revenue PART MBIA-Insured
                            3.85% due 6/30/98 (c)                                        14,005,000
   44,000,000   SP-1+     California School Cash Reserve Program Authority Pool
                            Series A 4.75% due 7/2/98                                    44,100,433
                          California State GO TECP Notes:
   11,000,000   A-1         3.50% due 4/2/98                                             11,000,000
   10,000,000   A-1         3.45% due 4/7/98                                             10,000,000
   22,000,000   A-1         3.05% due 4/9/98                                             22,000,000
   11,000,000   A-1         3.10% due 4/13/98                                            11,000,000
    7,900,000   A-1         2.90% due 4/14/98                                             7,900,000
    4,600,000   A-1         3.35% due 4/15/98                                             4,600,000
   20,900,000   A-1         3.40% due 4/17/98                                            20,900,000
    9,900,000   A-1         3.00% due 4/20/98                                             9,900,000
   10,000,000   A-1         3.30% due 4/20/98                                            10,000,000
   20,000,000   A-1         3.40% due 4/27/98                                            20,000,000
   20,000,000   A-1         3.55% due 5/1/98                                             20,000,000
                          California State Public Works Board Lease Revenue
                            University of California PART:
   14,115,000   VMIG 1*       AMBAC-Insured 3.70% (b)                                    14,115,000
   18,960,000   A-1           MBIA-Insured 3.70% (b)                                     18,960,000
   33,900,000   SP-1+     California State RAN 1997 4.50% due 6/30/98                    33,971,477
    6,255,000   A-1+      California State Series 95 PART FSA-Insured 3.70% (b)           6,255,000
    3,200,000   A-1+      California State Veterans GO PART FSA-Insured
                            3.67% (b)                                                     3,200,000
                          California Statewide Community Development Authority:
                           Apartment Development Revenue:
   13,000,000   A-1+        Subseries A-4 3.30% (b)                                      13,000,000
   22,925,000   A-1+        Subseries A-5 3.30% (b)                                      22,925,000
    8,800,000   A-1+        Subseries A-6 3.30% (b)                                       8,800,000
    7,000,000   A-1+        Subseries A-7 3.40% (a)(b)                                    7,000,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                   5

Schedule of Investments (continued)                               March 31, 1998

     FACE
    AMOUNT        RATING                            SECURITY                             VALUE
-------------------------------------------------------------------------------------------------
                             Corporation Revenue:
 $ 2,110,000   A-1+           American Zettler 3.55% (a)(b)                           $ 2,110,000
   2,440,000   A-1+           Charles & Loralie Harris 3.55% (a)(b)                     2,440,000
   3,945,000   A-1+           Chino Basin 3.55% (a)(b)                                  3,945,000
   2,500,000   VMIG 1*        Karcher Project 3.55% (a)(b)                              2,500,000
   3,000,000   NR[dbldag]     Supreme Truck 3.70% (a)(b)                                3,000,000
  49,800,000   VMIG 1*       Memorial Health Services 3.35% (b)                        49,800,000
  15,000,000   A-1+          Multi-Family Revenue (Canyon Creek Apartments)
                               3.50%(b)                                                15,000,000
   2,250,000   A-1+         Central Coast Water Authority Revenue
                              PART AMBAC-Insured 3.62% (b)                              2,250,000
                            Chula Vista IDR (San Diego Gas & Electric Co.):
   6,200,000   A-1           Series 92 A 3.70% (b)                                      6,200,000
  26,500,000   A-1           Series 92 B 3.50% (a)(b)                                  26,500,000
   5,000,000   A-1           TECP Series C 3.55 due 4/6/98                              5,000,000
                            Clipper California PART:
  20,730,000   VMIG 1*       Tax-Exempt MBIA-Insured 3.67% (b)                         20,730,000
   6,890,000   VMIG 1*       Trust Class A Series 96-6B MBIA-Insured 3.77% (a)(b)       6,890,000
   9,900,000   VMIG 1*       Trust GNMA Series 96-7A 3.67% (a)(b)                       9,900,000
   5,000,000   SP-1+        Conejo Valley USD 97 TRANS 4.25% due 7/2/98                 5,005,332
  28,000,000   SP-1+        Contra Costa County Board of Education
                             4.25% due 7/1/98                                          28,032,815
                            Contra Costa County Water District TECP:
  10,000,000   A-1+          3.40% due 4/1/98                                          10,000,000
   3,000,000   A-1+          3.125% due 4/27/98                                         3,000,000
   2,100,000   AAA          Corona Community District Refund Split Tax
                             MBIA-Insured 4.25% due 9/1/98                              2,106,426
   2,600,000   A-1+         Corona Multi-Family Housing
                             County Hills Project 3.55% (b)                             2,600,000
   3,000,000   A-1+         East Bay Municipal Utility District TECP
                             3.25% due 5/7/98                                           3,000,000
  10,000,000   VMIG 1*      Emeryville California Revenue Development Agency
                             Multi-Family Housing Emerybay Apartments
                             Series A 3.65% (a)(b)                                     10,000,000
   2,000,000   A-1+         Fairfield IDA (R. Dakin & Company Project) 3.15% (b)        2,000,000
   8,750,000   SP-1+        Fremont California TRAN 4.25% due 6/30/98                   8,757,193
  11,200,000   VMIG 1*      Imperial County CA COP Project 3.35% (b)                   11,200,000
  19,300,000   VMIG 1*      Irvine Public Facility & Infrastructure Authority Lease
                             Revenue (Capital Improvement Series 85) 3.40% (b)         19,300,000
                            Irvine Ranch Water District:
   2,100,000   A-1+           Series 91 3.80% (b)                                       2,100,000
   1,900,000   A-1+           Series 95 3.80% (b)                                       1,900,000
   3,000,000   SP-1+        Kern County TRAN 4.75% due 10/1/98                          3,016,582
   8,000,000   A-1+         Lodi IDA (Dart Container) 3.40% (b)                         8,000,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

Schedule of Investments (continued)                               March 31, 1998

     FACE
    AMOUNT       RATING                         SECURITY                           VALUE
-------------------------------------------------------------------------------------------
 $ 5,000,000   VMIG 1*   Long Beach Harbor Revenue
                          Series 98A PART FGIC-Insured 3.55% (b)                $ 5,000,000
   8,400,000   A-1+      Long Beach Health Facility Revenue (Memorial Health
                          Services) Series 1991 3.35% (b)                         8,400,000
                         Los Angeles California Wastewater Revenue TECP:
  10,000,000   A-1+       3.40% due 5/1/98                                       10,000,000
   6,000,000   A-1+       3.30% due 5/13/98                                       6,000,000
  10,000,000   A-1+       3.50% due 6/10/98                                      10,000,000
   1,060,000   SP-1+     Los Angeles City TRAN 4.50% due 6/30/98                  1,061,833
  10,000,000   SP-1+     Los Angeles Community College TRAN
                          4.50% due 6/30/98                                      10,014,533
                         Los Angeles County California:
                          Capital Assistance Program Lease Corp. TECP:
   6,500,000   A-1+        3.30% due 5/13/98                                      6,500,000
   4,000,000   A-1+        3.55% due 6/10/98                                      4,000,000
  19,000,000   SP-1+      Los Angeles County TRAN 4.50% due 6/30/98              19,034,077
   4,000,000   A-1+       Los Angeles County Transportation Series 96
                           PART MBIA-Insured 3.70% (b)                            4,000,000
                          Los Angeles County Housing Authority
                            Multi-Family Housing:
  13,000,000   A-1            Diamond Apartments Project
                                Series A 3.50% (a)(b)                            13,000,000
  20,700,000   A-1+           Park Sierra Project 78 3.65% (a)(b)                20,700,000
                          Metropolitan Transportation Authority:
   9,425,000   A-1+        MBIA-Insured PART 3.85% due 6/4/98 (c)                 9,425,000
   5,030,000   AAA         Sales Tax Revenue AMBAC-Insured
                            8.00% due 7/1/98                                      5,085,613
   9,000,000   A-1         TECP 3.10% due 4/3/98                                  9,000,000
                          Metropolitan Water District of Southern California
                          Waterworks Revenue:
  14,620,000   A-1+         PART MBIA-Insured 3.65% (b)                          14,620,000
  27,500,000   A-1+         Series 97B 3.35% (b)                                 27,500,000
  10,000,000   A-1+         Series 97C 3.35% (b)                                 10,000,000
   8,750,000   A-1+       Sanitation District Finance Authority Revenue
                            PART 3.70%                                            8,750,000
   2,000,000   A-1+      Los Angeles Department of Airports Revenue
                          PART FGIC-Insured 3.67% (a)(b)                          2,000,000
                         Los Angeles Department of Water & Power:
   8,765,000   A-1+       Electric Plant Revenue FGIC-Insured PART 3.70% (b)      8,765,000
   9,000,000   A-1+       TECP 3.10% due 4/3/98                                   9,000,000
  17,700,000   A-1+       TECP 3.10% due 9/9/98                                  17,700,000
  16,980,000   VMIG 1*   Los Angeles USD FGIC-Insured PART 3.60% (b)             16,980,000
  10,000,000   SP-1+     Los Angeles USD TRAN Series 97-98 4.50% due 7/1/98      10,016,804
  14,000,000   A-1+      Modesto Irrigation District Finance Authority:
                          PART MBIA-Insured 3.62% (b)                            14,000,000
   5,700,000   VMIG 1*   Modesto Multi-Family Housing Revenue
                          Shadowbrook Series A 3.60% (b)                          5,700,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                   7

Schedule of Investments (continued)                               March 31, 1998

     FACE
    AMOUNT       RATING                               SECURITY                                  VALUE
--------------------------------------------------------------------------------------------------------
 $ 4,250,000   SP-1+     Moorpark California USD TRAN 4.25% due 6/30/98                      $ 4,254,434
   3,000,000   SP-1+     Moreland Elementary School District TRAN
                           4.25% due 6/30/98                                                   3,003,063
   2,500,000   MIG 1*    Moreno Valley USD TRAN 4.50% due 6/30/98                              2,503,549
  13,500,000   A-1+      Mountain View Multi-Family Housing Revenue
                           (Villa Mariposa Project) FGIC-Insured 3.30% (b)                    13,500,000
   1,300,000   A-1+      Oakland Revenue (Childrens Hospital Medical Center)
                           Series 1994B 3.30% (b)                                              1,300,000
   1,500,000   SP-1+     Oakland California TRAN 4.50% due 6/30/98                             1,502,704
   1,100,000   A-1+      Ontario California Multi-Family Revenue
                           Series B 3.65% (b)                                                  1,100,000
                         Orange County Apartment Development Revenue:
   4,100,000   VMIG 1*    Harbor Pointe Series D 3.40% (b)                                     4,100,000
   2,700,000   A-1+       The Lakes Project Series A 3.65% (b)                                 2,700,000
   8,000,000   VMIG 1*    Lantern Pines Series D 3.45% (b)                                     8,000,000
   1,700,000   A-1+       Wood Canyon Villas 3.45% (a)(b)                                      1,700,000
  10,000,000   A-1+      Orange County California Sanitation District Partnership
                           AMBAC-Insured 3.30% (b)                                            10,000,000
  18,470,000   VMIG 1*   Palo Alto California USD PART 3.70% (b)                              18,470,000
  15,120,000   VMIG 1*   Pasadena California PART COP Rose Bowl Improvement
                           Project 3.45% (b)                                                  15,120,000
   2,000,000   SP-1+     Petaluma City California UHSD TRAN 4.25% due 6/30/98                  2,002,136
   1,600,000   SP-1+     Petaluma City CSD TRAN 4.25% due 6/30/98                              1,601,669
  10,000,000   SP-1+     Puerto Rico Commonwealth Series A 4.50% due 7/30/98                  10,024,151
                         Puerto Rico GDB:
   8,600,000   A-1+       MBIA-Insured 3.38% (b)                                               8,600,000
  14,991,000   A-1+       TECP 3.60% due 4/7/98                                               14,991,000
   3,400,000   A-1+       TECP 3.00% due 4/17/98                                               3,400,000
   9,696,000   A-1+       TECP 3.65% due 5/7/98                                                9,696,000
  27,630,000   NR+       Puerto Rico Independent Medical Abbot Labs
                          3.55% due 3/1/99 (c)                                                27,630,000
   4,285,000   VMIG 1*   Puerto Rico Infrastructure PART
                          AMBAC-Insured 3.63% (b)                                              4,285,000
   9,690,000   AAA       Rancho Cucamonga California (Pre-Refunded --
                          Escrowed with U.S. government securities to 5/1/98
                          Call @102) 7.70% due 5/1/16 (d)                                      9,720,773
   4,100,000   VMIG 1*   Rancho Mirage Redevelopment Agency 3.70% (a)(b)                       4,100,000
                         Regents of University of California Series A TECP:
  11,000,000   A-1+       3.40% due 4/9/98                                                    11,000,000
  13,000,000   A-1+       3.25% due 5/15/98                                                   13,000,000
   9,500,000   VMIG 1*   Riverside County Housing Authority Multi-Family
                          Housing Revenue Amanda Park Apartments
                          3.40% (a)(b)                                                         9,500,000
   5,000,000   SP-1+     Riverside County TRAN Series A
                          4.50% due 6/30/98                                                    5,006,501
   7,840,000   A-1+      Sacramento Financing Authority Lease Revenue PART
                          Series 18 AMBAC-Insured PART 3.60% (b)                               7,840,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

Schedule of Investments (continued)                               March 31, 1998

      FACE
     AMOUNT        RATING                                SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------------
 $ 14,640,000   A-1+         Sacramento Municipal Utility District,
                              Electric Revenue PART AMBAC-Insured 3.60% (b)                   $14,640,000
                             Sacramento Municipal Utility District Series 1 TECP:
    4,600,000   A-1+          3.05% due 4/1/98                                                  4,600,000
   12,959,000   A-1+          3.20% due 5/1/98                                                 12,959,000
    1,700,000   A-1+         Sacramento County COP Courthouse Project 3.35% (b)                 1,700,000
   14,000,000   SP-1+        Sacramento County TRAN 4.50% due 9/30/98                          14,047,743
    2,000,000   A-1          San Diego Gas & Electric TECP Series B
                              3.50% due 6/10/98                                                 2,000,000
    5,008,000   A-1+         San Diego Housing Authority (Carman Del Mar
                              Apartments) 3.40% (b)                                             5,008,000
    4,400,000   A-1+         San Diego Multi-Family Housing Revenue Flores Project
                              3.45% (b)                                                         4,400,000
    3,000,000   A-1+         San Diego Public Facility Finance Sewer Revenue PART
                              AMBAC-Insured 3.62% (b)                                           3,000,000
    5,000,000   MIG 1*       San Diego USD TRAN 4.50% due 10/1/98                               5,017,019
    3,000,000   NR[dbldag]   San Dimas Redevelopment Agency (San Dimas
                              Community Center) 3.30% (b)                                       3,000,000
                             San Francisco Airport Commission International
                              Airport Revenue Series:
   14,410,000   VMIG 1*        PART AMBAC-Insured Series 97 A 3.65% (a)(b)                     14,410,000
    9,775,000   A-1+           PART FGIC-Insured 3.62% (b)                                      9,775,000
   28,005,000   A-1+           PART FGIC-Insured 3.67% (a)(b)                                  28,005,000
    5,000,000   VMIG 1*        TECP 3.45% due 4/6/98                                            5,000,000
                             San Francisco (City & County of):
   16,800,000   A-1+          Multi-Family Housing Revenue City Heights
                               Apartments Project 3.50% (a)(b)                                 16,800,000
                              Redevelopment Agency Multi-Family Housing
                               (Fillmore Center):
    8,500,000   A-1+             Series 92A-1 3.65%(b)                                          8,500,000
    2,750,000   A-1+             Series B2 3.70% (b)                                            2,750,000
   15,000,000   MIG 1*       San Joaquin County TRAN 4.50% due 1/15/99                         15,089,602
                             San Jose Multi-Family Housing Revenue:
    3,300,000   A-1+          Fairway Glen FGIC-Insured 3.30% (b)                               3,300,000
    3,000,000   VMIG 1*       Multi-Family Housing Revenue Bonds (Almaden Lake)
                               3.60% (a)(b)                                                     3,000,000
    6,690,000   A-1+         San Jose--Santa Clara California Water Financing
                              Authority Sewer Revenue PART FGIC-Insured 3.62%                   6,690,000
    8,560,000   SP-1+        San Jose USD TRAN 97 4.50% due 10/8/98                             8,592,171
    3,000,000   SP-1+        San Lorenzo USD 4.25% due 6/30/98                                  3,003,204
    1,200,000   VMIG 1*      Santa Ana Industrial Development Authority Newport
                              Electronics Project 3.70% (b)                                     1,200,000
                             Santa Clara County:
   11,945,000   VMIG 1*       Financing Authority Lease PART AMBAC-Insured
                               3.60% (b)                                                       11,945,000
    5,900,000   A-1+          Multi-Family Housing Revenue (Benton Park
                               Apartments) 3.35% (b)                                            5,900,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                   9

Schedule of Investments (continued)                               March 31, 1998

      FACE
     AMOUNT      RATING                          SECURITY                              VALUE
------------------------------------------------------------------------------------------------
 $ 18,500,000   MIG 1*   Solano County TRAN Series B 4.50% due 12/15/98           $   18,593,231
    4,705,000   A-1+     Southern California Public Power Authority Power
                          Project Revenue Series 19 PART AMBAC-Insured
                          3.60% (b)                                                    4,705,000
    8,200,000   A-1+     Tax-Exempt Eagle Trust California Department of Water
                          PART 3.62% (b)                                               8,200,000
    4,850,000   SP-1+    Vacaville California USD TRAN 4.25% due 6/30/98               4,853,987
    2,700,000   A-1+     Vallecitos California Water District 3.30% (b)                2,700,000
    7,000,000   A-1+     Westminster California Redevelopment Agency
                          AMBAC-Insured 3.45% (b)                                      7,000,000
------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $1,762,465,066**)                               $1,762,465,066
------------------------------------------------------------------------------------------------

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) Variable rate obligation payable at par on demand on the date indicated.
(d) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
 [dbldag] Security has not been rated by either Moody's Investors Services or Standard & Poor's. However, the Board of Directors has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
 +  Security has not been rated by either Moody's Investors Service or Standard
   & Poor's Ratings Services. However, the Board of Trustees has determined that the security presents minimal credit risk.
** Aggregate cost for Federal income tax purposes is substantially the same.


     See page 11 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

Bond Ratings (unaudited)

All ratings are by Standard & Poor's Rating Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below.


AAA      --    Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


Short-Term Securities Ratings (unaudited)

SP-1     --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      --    Standard & Poor's highest commercial paper and variable-rate demand obligation
               (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2      --    Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   --    Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1    --    Moody's highest rate for short-term municipal obligations.
NR       --    Indicates that the bond is not rated by either Standard & Poor's or Moody's.


Security Descriptions (unaudited)

ABAG     --    Association of Bay Area
                Governments
AIG      --    American International Guaranty
AMBAC    --    American Municipal Bond
                Assurance Corporation
BAN      --    Bond Anticipation Notes
BIG      --    Bond Investors Guaranty
CGIC     --    Capital Guaranty Insurance
                Company
CHFCLI   --    California Health Facility
                Construction Loan Insurance
CONNIE   --    College Construction Loan
  LEE           Insurance Association
COP      --    Certificate of Participation
CSD      --    Central School District
EDA      --    Economic Development Authority
ETM      --    Escrowed To Maturity
FGIC     --    Financial Guaranty Insurance
                Company
FHA      --    Federal Housing Administration
FHLMC    --    Federal Home Loan Mortgage
                Corporation
FLAIRS   --    Floating Adjustable Interest
                Rate Securities
FNMA     --    Federal National Mortgage
                Association
FRTC     --    Floating Rate Trust Certificates
FSA      --    Federal Savings Association
GIC      --    Guaranteed Investment Contract
GNMA     --    Government National
                Mortgage Association


GO       --    General Obligation
HDC      --    Housing Development Corporation
HFA      --    Housing Finance Authority
IDA      --    Industrial Development Authority
IDB      --    Industrial Development Board
IDR      --    Industrial Development Revenue
INFLOS   --    Inverse Floaters
LOC      --    Letter of Credit
MBIA     --    Municipal Bond Investors
                Assurance Corporation
MUD      --    Municipal Utilities District
MVRICS   --    Municipal Variable Rate
                Inverse Coupon Security
PART     --    Partnership Structure
PCR      --    Pollution Control Revenue
RAN      --    Revenue Anticipation Notes
RAW      --    Revenue Anticipation Warrants
RIBS     --    Residual Interest Bonds
RITES    --    Residual Interest Tax-Exempt
                Securities
SWAP     --    Swap Structure
TAN      --    Tax Anticipation Notes
TECP     --    Tax Exempt Commercial Paper
TOB      --    Tender Option Bond Structure
TRAN     --    Tax and Revenue Anticipation
                Notes
UFSD     --    Unified Free School District
UHSD     --    Unified High School District
USD      --    Unified School District
VA       --    Veterans Administration
VRWE     --    Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                  11

Statement of Assets and Liabilities                               March 31, 1998

ASSETS:
 Investments, at amortized cost                                $1,762,465,066
 Cash                                                                  72,815
 Receivable for securities sold                                    20,591,089
 Interest receivable                                               15,470,424
 Other assets                                                         208,325
-----------------------------------------------------------------------------
 Total Assets                                                   1,798,807,719
-----------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                                   2,900,000
 Dividends payable                                                  2,172,658
 Management fees payable                                              725,942
 Distribution fees payable                                             66,591
 Accrued expenses                                                     183,183
 Other liabilities                                                     17,783
-----------------------------------------------------------------------------
 Total Liabilities                                                  6,066,157
-----------------------------------------------------------------------------
Total Net Assets                                               $1,792,741,562
-----------------------------------------------------------------------------
NET ASSETS:
 Par value of beneficial interest                              $    1,792,989
 Capital paid in excess of par value                            1,791,103,145
 Accumulated net realized loss from security transactions            (154,572)
-----------------------------------------------------------------------------
Total Net Assets                                               $1,792,741,562
-----------------------------------------------------------------------------
Shares Outstanding:
 Class A                                                        1,789,576,169
-----------------------------------------------------------------------------
 Class Y                                                            3,413,146
-----------------------------------------------------------------------------
Net Asset Value                                                $         1.00
-----------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

Statement of Operations                        For the Year Ended March 31, 1998


INVESTMENT INCOME:
 Interest                                        $55,676,521
------------------------------------------------------------
EXPENSES:
 Management fees (Note 4)                          7,817,640
 Distribution fees (Note 4)                        1,561,791
 Shareholder and system servicing fees               203,144
 Shareholder communications                           82,000
 Custody                                              51,074
 Audit and legal                                      33,995
 Registration fees                                    27,269
 Trustees' fees                                       18,444
 Other                                                42,000
------------------------------------------------------------
 Total Expenses                                    9,837,357
------------------------------------------------------------
Net Investment Income                             45,839,164
------------------------------------------------------------
Net Realized Gain From Security Transactions          31,993
------------------------------------------------------------
Increase in Net Assets From Operations           $45,871,157
------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                  13

Statements of Changes in Net Assets                For the Years Ended March 31,

                                                    1998                  1997
                                            -------------------   -------------------
OPERATIONS:
 Net investment income                      $   45,839,164        $   36,945,970
 Net realized gain                                  31,993                94,245
--------------------------------------------------------------------------------
 Increase in Net Assets From Operations         45,871,157            37,040,215
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
FROM (NOTE 3):                                 (45,839,164)          (36,945,970)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares            6,873,046,899         5,459,002,289
 Net asset value of shares issued
   for reinvestment of dividends                44,089,569            36,681,668
 Cost of shares reacquired                  (6,531,979,185)       (5,434,040,102)
--------------------------------------------------------------------------------
 Increase in Net Assets From
   Fund Share Transactions                     385,157,283            61,643,855
--------------------------------------------------------------------------------
Increase in Net Assets                         385,189,276            61,738,100
NET ASSETS:
 Beginning of year                           1,407,552,286         1,345,814,186
--------------------------------------------------------------------------------
 End of year                                $1,792,741,562        $1,407,552,286
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies

The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and seven other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.


The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                  15

3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.


Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


4. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.


Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.


All officers and one Trustee of the Fund are employees of SB.


5. Capital Loss Carryforwards

At March 31, 1998, the Portfolio had, for Federal income tax purposes, $155,000 of unused loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                            1999         2000        2001         2002        2003        2004
-------------------------------------------------------------------------------------------------
Carryforward Amounts      $23,000      $9,000      $83,000      $1,000      $1,000      $38,000
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

6. Shares of Beneficial Interest

At March 31, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.


At March 31, 1998, total paid-in capital amounted to the following for each class:

                                        Class A               Class Y
--------------------------------------------------------------------------
Total Paid-in Capital             $1,789,489,571        $    3,406,563
--------------------------------------------------------------------------

Transactions in shares of the Portfolio were as follows:
                                     Year Ended            Year Ended
                                   March 31, 1998       March 31, 1997*
--------------------------------------------------------------------------
Class A
Shares sold                        6,844,922,856         5,431,750,939
Shares issued on reinvestment         44,035,066            36,658,302
Shares redeemed                   (6,499,808,823)       (5,414,170,348)
--------------------------------------------------------------------------
Net Increase                         389,149,099            54,238,893
--------------------------------------------------------------------------
Class Y
Shares sold                           28,124,043            27,251,350
Shares issued on reinvestment             54,503                23,366
Shares redeemed                      (32,170,362)          (19,869,754)
--------------------------------------------------------------------------
Net Increase (Decrease)               (3,991,816)            7,404,962
--------------------------------------------------------------------------

* For Class Y shares, transactions are for the period from July 19, 1996 (inception date) to March 31, 1997.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                  17

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                1998                 1997                  1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $  1.00           $     1.00               $  1.00      $  1.00      $  1.00
-------------------------------------------------------------------------------------------------------------------------
 Net investment income (1)                    0.029                0.028                 0.032        0.026        0.018
 Dividends from net investment income        (0.029)              (0.028)               (0.032)      (0.026)      (0.018)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  1.00           $     1.00               $  1.00      $  1.00      $  1.00
-------------------------------------------------------------------------------------------------------------------------
Total Return                                   2.98%                2.79%                 3.22%        2.66%        1.84%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $  1,789          $     1,400              $  1,346     $    953     $    190
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses (1)                                  0.63%                0.67%                 0.64%        0.61%        0.64%
 Net investment income                        2.92                  2.75                 3.15         3.02         1.82
-------------------------------------------------------------------------------------------------------------------------
Class Y Shares                                 1998                 1997(2)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $  1.00           $      1.00
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                        0.031                 0.020
 Dividends from net investment income        (0.031)              (0.020)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  1.00           $      1.00
-------------------------------------------------------------------------------------------------------------------------
Total Return                                   3.09%                2.04%[dbldag]
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $  3,413          $     7,405
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      0.54%                0.56%+
 Net investment income                        3.01                 2.77 +
-------------------------------------------------------------------------------------------------------------------------

(1) The manager waived all or part of its fees for the years ended March 31, 1996 and March 31, 1995. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:


                Per Share Decreases       Expense Ratios
              to Net Investment Income  Without Fee Waivers
              ------------------------ ---------------------
                 1996        1995      1996       1995
                 ----        ----      ----       ----
  Class   A   $ 0.000*     $ 0.002     0.65%      0.63%

(2) For the period July 19, 1996 (inception date) to March 31, 1997.
 *  Amount represents less than $0.001 per share.
 [dbldag]  Total return is not annualized, as the result may not be representative of the total return for the year.
 +  Annualized.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

Independent Auditors' Report

To the Shareholders and Board of Trustees of the California Money Market Portfolio of Smith Barney Muni Funds:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the California Money Market Portfolio of Smith Barney Muni Funds as of March 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. As to securities sold or purchased but not yet delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California Money Market Portfolio of Smith Barney Muni Funds as of March 31, 1998, the results of operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                      /s/ KPMG Peat Marwick LLP

New York, New York
May 15, 1998


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- California Money Market Portfolio                  19

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1998:


   -- 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders






[PHOTO OMITTED]

Smith Barney Muni Funds
Florida
Portfolio

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

March 31, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(sm)

Smith Barney
Muni Funds --
Florida Portfolio

[PHOTO OMITTED]
Heath B.
Mclendon

Chairman

[PHOTO OMITTED]
Peter M.
Coffey

Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Florida Portfolio ("Portfolio") for the year ended March 31, 1998. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the various investment strategies employed by the Portfolio during the period under review. A detailed summary of performance and current holdings for the Portfolio can be found in the appropriate sections that follow.

Portfolio's Performance and Investment Strategy

For the year ended March 31, 1998, the Portfolio generated a total return of 11.15% for Class A shares which compares favorably with its Lipper Analytical Services, Inc. peer group average of 10.25% (Lipper is a major fund-tracking organization.)

We are pleased to report that your Portfolio has been given a four-star rating overall for its Class A, Class B and Class C shares from Morningstar, Inc.* as of March 31, 1998.

In response to the overall decline in interest rates, we have gradually pared away bonds that were vulnerable to early calls and replaced them with newer issues with better call protection. We slightly extended the weighted average life of the Portfolio from 8.64 years on March 31, 1997 to 8.94 years on March 31, 1998 to help provide a more competitive stream of income over the long term. (The weighted average life differs from the weighted average maturity in that it is based on the length of time before the first optional call date rather than simply the final maturity of the bond. A longer weighted average life

---------------------
* Morninstar, Inc. proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Portfolio's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A shares, the Portfolio received 4 stars for the overall, 5 stars for the 3-year period and 4 stars for the 5-year period. For Class B shares, the Portfolio received 4 stars for the overall and 4 stars for the 3-year period. For Class C shares, the Portfolio received 4 stars for the overall, 3-year and 5-year periods. It was rated among 1,525 municipal bond funds for the 3-year period and 782 municipal bond funds for the 5-year period. Ten percent of the funds in a rating category receive five stars.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                   1
increases exposure to current interest rates, which reduces the risk that the bond will be called and the proceeds reinvested at a lower interest rate than the current investment.)

Given current market conditions, we have also upgraded the overall credit quality of the Portfolio. Because many investors have been seeking the higher yields found in lower-rated issues, the yield gap between high- and lower-quality bonds has narrowed during the past fiscal year. We believe that lower-quality, higher-yielding bonds do not currently offer sufficient rewards to justify the added risk. Therefore, we have placed an even greater emphasis on high-quality securities. As of March 31, 1998, 94% of the Portfolio was rated investment grade or better with roughly 55% rated AAA, the highest rating. (Investment-grade bonds are those rated in one of the highest four rating categories by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)

During the past year, we have also maintained a broad diversification over a range of different kinds of bonds. In particular, we have emphasized housing and hospital bonds because we believe that these bonds offer slightly higher yields than similarly-rated bonds of other categories. As of March 31, 1998, the Portfolio's assets were concentrated in hospital bonds (15.2%), transportation bonds (11.1%) and multi-family housing bonds (10.9%).

Market and Economic Overview

During the past year, domestic bond market performance was driven primarily by a healthy economy with low inflation and the uncertainties that continue to cloud many of the world's major stock markets. Despite robust consumer demand and labor shortages in many areas, consumer prices remained fairly stable while wholesale prices for many commodities, particularly oil, actually fell. The Gross Domestic Product ("GDP"), which measures the total output of goods and services produced, grew at an annual rate of nearly 4% in 1997 and continued at about the same rate in the first quarter of 1998.

In late October 1997, the U.S. stock market experienced its first major shock during its record-setting seven-year rise when the Dow Jones Industrial Average (a price-weighted average of 30 actively traded blue chip stocks) fell more than 554 points, the largest single-day point drop in stock market history. The stock market plunge was triggered by concerns that Asia's spreading economic and financial crisis might eventually impact domestic markets. Despite the ease in which U.S. and European stock markets recovered from the downturn, many investors began to shift their attention towards "safe haven" investments such as U.S. Treasury securities. This renewed demand helped push the yield on the bellwether 30-year U.S. Treasury bond, which moves in the opposite direction of its price, to a record low of 5.73% on January 5, 1998.

Just fifteen months ago, Federal Reserve Board ("Fed") Chairman Alan Greenspan warned against what he viewed as "irrational exuberance" in


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
financial markets. Since that time, the economy has continued to expand, the stock market has soared to even greater heights and in May 1997, unemployment reached its lowest level in more than 20 years. Yet, inflation has remained subdued. In a widely expected action, Federal Reserve policymakers emerged from their meeting on March 31, 1998 with no decision and let stand the 5.5% federal-funds rate, which has remained unchanged since March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.)

Interest rates, as represented by the 30-year U.S. Treasury bond yields, have dropped nearly 1.16% in the past year. Similarly, municipal bond yields have also declined, although not as sharply. According to the Bond Buyer 25-Year Revenue Index, municipal bond yields have fallen from approximately 6.09% on March 31, 1997 to 5.42% on March 31, 1998. One result of these historically low interest rates has been a record volume of municipal bond issuance.

In the first quarter of 1998 alone, more than $68 billion of bonds were sold, an increase of roughly 70% from the same period last year. Many municipalities took advantage of the low interest rates by refinancing older, higher-coupon bonds. Moreover, the strength of the economy has filled government coffers and increased their debt capacity while the economic expansion has accelerated demand for more infrastructure improvements, many of which have been on hold in an era of fiscal conservatism.

In our view, this surge in municipal bond supply has created a number of investment opportunities. The massive issuance volume that we have witnessed recently has helped keep municipal bond yields from falling as much as their taxable counterparts. In addition, the oversupply has resulted in a steeper yield curve than U.S. Treasury securities and consequently created many attractive investment opportunities, especially in the longer-term issues. (The yield curve shows the difference between short- and long-term yields.)

Florida Economic Highlights

Florida maintained its healthy credit rating during the past year, bolstered by a rapidly expanding economy and booming population growth. In recent years, the Sunshine State has successfully broadened its economic base by greatly expanding into a service and trade economy and moved away from its traditional agricultural and seasonal tourism businesses. It is expected that as much as 90% of all future new job creation will come from service-producing industries. One result of Florida's recent economic transformation has been an increase in year-round population and that has led to greater demand for infrastructure improvement, especially educational facilities. To its credit, Florida's debt levels have remained modest despite this heightened demand for more spending. For these reasons, we believe that the Sunshine State's future economic prospects remain bright.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                   3

Municipal Bond Market Outlook

We remain bullish on the prospects for the municipal bond market in the coming months. We believe our positive outlook is supported by the following four factors:

o The full impact of the Asian crisis on the U.S. economy has yet to be realized. Economic strength continued into the first quarter of this year, but we attribute much of that to temporary factors such as unusually warm weather. As Asian companies attempt to recover, domestic companies will face fierce competition and that will tend to hold prices down and help to contain any emerging inflationary pressures.

o The rate of inflation remains historically low. Salomon Smith Barney research forecasts a Consumer Price Index increase of approximately a 1.3% annual rate for 1998, well below the roughly 5.5% annual average since 1970.

o The reduction of the federal budget, which should also reduce the need for issuing Treasury securities.

o A significant possibility that the Asian economic and financial recovery will take longer than many investment professionals currently anticipate, therefore extending the disinflationary influence on the U.S. economy.

Thank you for investing in the Smith Barney Muni Funds - Florida Portfolio. We look forward to helping you pursue your goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

April 21, 1998


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    ------------------------
                                    Beginning          End         Income     Capital Gain       Total
Year Ended                            of Year        of Year      Dividends   Distributions    Returns(1)
=========================================================================================================
3/31/98                               $13.16           $13.74      $ 0.73        $ 0.13         11.15%
---------------------------------------------------------------------------------------------------------
3/31/97                                13.24            13.16        0.73          0.05          5.44
---------------------------------------------------------------------------------------------------------
3/31/96                                12.89            13.24        0.74          0.00          8.65
---------------------------------------------------------------------------------------------------------
3/31/95                                12.82            12.89        0.76          0.00          6.77
---------------------------------------------------------------------------------------------------------
3/31/94                                13.21            12.82        0.77          0.00          2.75
---------------------------------------------------------------------------------------------------------
3/31/93                                12.32            13.21        0.80          0.01         14.21
---------------------------------------------------------------------------------------------------------
Inception* - 3/31/92                   12.00            12.32        0.70          0.00          8.70+
=========================================================================================================
Total                                                              $ 5.23        $ 0.19
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    ------------------------
                                    Beginning          End         Income     Capital Gain       Total
Year Ended                            of Year        of Year      Dividends   Distributions    Returns(1)
=========================================================================================================
3/31/98                             $13.14         $13.73       $ 0.65         $ 0.13           10.59%
---------------------------------------------------------------------------------------------------------
3/31/97                              13.23          13.14         0.68           0.05            4.91
---------------------------------------------------------------------------------------------------------
3/31/96                              12.89          13.23         0.69           0.00            8.09
---------------------------------------------------------------------------------------------------------
Inception* - 3/31/95                 11.91          12.89         0.29           0.00           10.77+
=========================================================================================================
Total                                                           $ 2.31         $ 0.18
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    ------------------------
                                    Beginning          End         Income     Capital Gain       Total
Year Ended                            of Year        of Year      Dividends   Distributions    Returns(1)
=========================================================================================================
3/31/98                               $13.14          $13.74     $ 0.63        $ 0.13           10.51%
---------------------------------------------------------------------------------------------------------
3/31/97                                13.22           13.14       0.67          0.05            4.94
---------------------------------------------------------------------------------------------------------
3/31/96                                12.89           13.22       0.68          0.00            7.96
---------------------------------------------------------------------------------------------------------
3/31/95                                12.81           12.89       0.67          0.00            6.12
---------------------------------------------------------------------------------------------------------
3/31/94                                13.20           12.81       0.68          0.00            2.05
---------------------------------------------------------------------------------------------------------
Inception* - 3/31/93                   12.86           13.20       0.18          0.00            4.05+
=========================================================================================================
Total                                                            $ 3.51        $ 0.18
=========================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                   5

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
                                             -----------------------------------
                                             Class A      Class B      Class C
================================================================================
Year Ended 3/31/98                              11.15%      10.59%      10.51%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                         6.92        N/A         6.28
--------------------------------------------------------------------------------
Inception* through 3/31/98                       8.18       10.24        6.80
================================================================================

                                                    With Sales Charge(2)
                                             -----------------------------------
                                             Class A      Class B      Class C
================================================================================
Year Ended 3/31/98                               6.70%       6.09%       9.51%
--------------------------------------------------------------------------------
Five Years Ended 3/31/98                         6.05        N/A         6.28
--------------------------------------------------------------------------------
Inception* through 3/31/98                       7.55        9.76        6.80
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 3/31/98)                      73.41%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/98)                      38.91
--------------------------------------------------------------------------------
Class C (Inception* through 3/31/98)                      41.09
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are April 2, 1991, November 16, 1994 and january 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                      Growth of $10,000 Invested in Class A
                       Shares of the Florida Portfolio vs.
                  Lehman Brothers Municipal Long Bond Index and
                      Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                            April 1991 -- March 1998

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

              Florida       Lehman Long Bond Index  Lehman Bond Index
              -------       ----------------------  -----------------
4/2/91        9600                  10000                 10000
3/92          10433                 11139                 11733
3/93          11916                 12768                 13202
3/94          12444                 12915                 13508
3/95          13073                 14081                 14513
3/96          14203                 15153                 15729
3/97          14977                 16108                 16585
3/31/98       16507                 18134                 18362

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index is a more appropriate broad-based benchmark for the market in which the Florida Portfolio invests than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                   7

--------------------------------------------------------------------------------
Schedule of Investments                                           March 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT           RATINGS                          SECURITY                                                         VALUE
=============================================================================================================================
Education -- 5.0%
   $ 1,000,000     AAA       Leon County School Board, COP, Master Lease Program,
                                MBIA-Insured, 5.125% due 7/1/22                                                    $  997,500
     2,000,000     AAA       Manatee County School Board, COP, MBIA-Insured,
                                4.875% due 7/1/18                                                                   1,915,000
     2,000,000     AAA       Polk County School Board, COP, FSA-Insured,
                                4.750% due 1/1/18                                                                   1,892,500
     2,000,000     AAA       Seminole County School Board, COP, Series A,
                                AMBAC-Insured, 5.000% due 7/1/19                                                    1,962,500
                             Volusia County Educational Facilities Authority Revenue,
                                Embry-Riddle Aeronautical University:
       500,000     Aaa*           CONNIE LEE-Insured, 6.500% due 10/15/15                                             544,375
     2,875,000     BBB+           Series A, 6.125% due 10/15/16                                                     3,072,656
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,384,531
-----------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity(a) -- 5.4%
       445,000     AAA       Altamonte Springs Health Facilities Authority Hospital
                                Revenue, Adventist Health System,
                                13.000% due 10/1/01                                                                   521,206
       860,000     AAA       Bradford County Health Facilities Authority Revenue,
                                (Santa Fe Healthcare Facilities Project),
                                6.050% due 11/15/16                                                                   951,375
       265,000     AAA       Cape Coral Health Facilities Authority Hospital
                                Revenue, (Cape Coral Medical Center Project),
                                8.125% due 11/1/08                                                                    307,400
     3,000,000     AAA       Escambia County HFA, Multi-Family Housing
                                Revenue, Genesis Healthcare, Principal Custodial
                                Receipts, Series A, FGIC-Insured, zero coupon
                                due 10/15/18                                                                        1,031,250
     2,015,000     AAA       Gainesville Utility System Revenue,
                                8.125% due 10/1/14 (b)                                                              2,627,056
       310,000     AAA       Jacksonville Health Facilities Authority Hospital Revenue,
                                (St. Vincents Medical Center Inc. Project),
                                9.125% due 1/1/03                                                                     350,300
       200,000     AAA       Lee County Justice Center Complex Inc., Improvement
                                Revenue, Series A, MBIA-Insured, 11.125% due 1/1/11                                   289,250
       550,000     AAA       Orange County Health Facility Authority Revenue,
                                Southern Adventist Hospital, 8.750% due 10/1/09                                       682,000
     1,015,000     AAA       Palm Beach County Health Facilities Authority Revenue,
                                (John F. Kennedy Memorial Hospital Inc. Project),
                                Series C, 9.500% due 8/1/13                                                         1,351,219
       625,000     AAA       Palm Beach County Solid Waste Authority Revenue,
                                MBIA-Insured, 10.000% due 12/1/04                                                     760,156
     2,000,000     AAA       Port Everglades Authority Port Improvement,
                                7.125% due 11/1/16 (b)                                                              2,430,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11,301,212
-----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT           RATINGS                          SECURITY                                                         VALUE
=============================================================================================================================
Finance -- 1.0%
  $    485,000     AA+       Florida State Board of Education Capital Outlay,
                                Unrefunded Balance, Series A, 7.250% due 6/1/23 (b)                                 $ 523,194
       500,000     AAA       Gulf Breeze Local Government Revenue, FGIC-Insured,
                                7.750% due 12/1/15                                                                    538,750
     1,000,000     AA        St. Lucie County Special Assessment, South Hutchinson
                                Island, Asset Guaranty, 6.200% due 11/1/25                                          1,070,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,131,944
-----------------------------------------------------------------------------------------------------------------------------
General Obligation -- 1.0%
       500,000     NR        Brevard County Tourist Development Tax Revenue,
                                4th Century Marlins Spring, 6.875% due 3/1/13                                         536,875
     1,000,000     AA+       Florida State Broward County, 10.000% due 7/1/14 (b)                                   1,522,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,059,375
-----------------------------------------------------------------------------------------------------------------------------
Government Facilities -- 0.7%
     1,500,000     AAA       Palm Beach County Revenue, County Courthouse
                                Expansion, FSA-Insured, 5.000% due 12/1/17                                          1,479,375
-----------------------------------------------------------------------------------------------------------------------------
Hospital -- 15.2%
     2,000,000     AAA       Bay Medical Center, Florida Hospital Revenue,
                                (Bay Medical Center Project), AMBAC-Insured,
                                5.000% due 10/1/22                                                                  1,912,500
                             Escambia County Health Facilities Authority Revenue:
     2,500,000     BBB-++      Azalea Trace Inc. Project, 6.100% due 1/1/19                                         2,590,625
     1,750,000     BBB+        Baptist Hospital & Manor Project,
                                  6.750% due 10/1/14 (b)                                                            1,938,125
     1,000,000     A         Halifax Hospital Medical Center, Florida Health
                                Care Facilities Revenue, Halifax Management
                                System, Series A, ACA-Insured, 5.200% due 4/1/18                                      980,000
                              Jacksonville Health Facilities Authority, Hospital Revenue:
                                National Benevolent Association, IDR, Cypress Hill
                                  Village Program:
       750,000     Baa1*           6.400% due 12/1/16                                                                 810,938
     1,000,000     Baa1*           Series A, 6.250% due 12/1/26                                                     1,076,250
     2,000,000     AA+         St. Lukes Hospital Association Project,
                                  7.125%  due 11/15/20                                                              2,220,000
       310,000     AAA         University Medical Center Inc. Project,
                                  CONNIE-LEE Insured, 6.600% due 2/1/21                                               334,413
                             Lee County Hospital Board of Directors,
                                Hospital Revenue, MBIA-Insured:
     1,000,000     AAA           INFLOS, 9.316% due 4/1/20 (c)                                                      1,180,000
     4,250,000     AAA           Lee Memorial Health Systems, 5.000% due 4/1/20                                     4,165,000
     2,000,000     AAA           Regular Linked SAVRS & RIBS, 6.350% due 3/26/20                                    2,175,000


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                   9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT           RATINGS                          SECURITY                                                         VALUE
=============================================================================================================================
Hospital -- 15.2% (continued)
                             Orange County Health Facilities Authority,
                                Hospital Revenue Bonds:
                                  Adventist Health Systems, FSA-Insured:
  $  1,500,000     AAA             FLAIRS 6.650% due 11/15/07 (c)                                                 $ 1,599,375
     1,000,000     AAA             Sunbelt Inc. Project, Series B,
                                      6.750% due 11/15/21                                                           1,098,750
     2,000,000     AAA            Regular Linked SAVRS & RIBS, MBIA-Insured,
                                   6.416% due 10/29/21                                                              2,132,500
       710,000     BB+       Pinellas County Health Facilities Authority, Sun Coast
                                Health System Revenue, Sun Coast Hospital
                                Guaranteed, Series A, 8.500% due 3/1/20                                               758,813
     7,000,000     AAA       Tampa Revenue Health Systems, Catholic Health,
                                Series A-1, 4.875% due 11/15/18                                                     6,702,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   31,674,789
-----------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 10.9%
     1,000,000     A         Broward County HFA, Multi-Family Housing Revenue,
                                (Waterford Park Project), 7.200% mandatory
                                tender 5/1/02                                                                       1,021,190
       380,000     AAA       Clearwater Multi-Family Housing Revenue,
                                (Drew Gardens Project), Series A, FHA-Insured,
                                6.500% due 10/1/25                                                                    399,950
                             Dade County HFA, Multi-Family Mortgage Revenue,
                                Series A:
     1,000,000     NR            Golden Lakes Apartments Project,
                                  6.050% due 11/1/39 (d)                                                            1,030,000
     1,000,000     AAA           Siesta Pointe Apartments, FSA-Insured,
                                  5.750% due 9/1/29 (d)                                                             1,016,250
     2,355,000     AAA       Dade County IDR, Susanna Wesley Health Center,
                                Series A, FHA-Insured, 6.625% due 7/1/30 (b)                                        2,575,781
                             Florida Housing Finance Agency, Multi-Family
                                Revenue Bonds:
     1,085,000     AAA           Antigue Club Apartments, Series A-1,
                                    AMBAC-Insured, 6.750% due 8/1/14 (d)                                            1,175,869
     1,500,000     AAA           Mariner Club Apartments, Series K1,
                                    6.375% due 9/1/36 (d)                                                           1,614,375
     3,000,000     A             Senior Lien, Series I-1, 6.625% due 7/1/28 (b)(d)                                  3,240,000
     3,000,000     AAA           Stoddert Arms Apartments, Series O,
                                    AMBAC-Insured, 6.300% due 9/1/36 (d)                                            3,183,750
     1,000,000     AAA           Turtle Creek Apartments, Series C-1, AMBAC-Insured,
                                   6.200% due 5/1/36 (d)                                                            1,062,500
     1,000,000     BBB+          The Vineyards Project, Series H, 6.500% due 11/1/25                                1,047,500


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT           RATINGS                          SECURITY                                                         VALUE
=============================================================================================================================
Housing: Multi-Family -- 10.9% (continued)
                             Florida Housing Finance Agency:
  $  2,000,000     AAA         Glen Oaks Apartment Projects, FNMA-Collateralized,
                                  5.900% due 2/1/30 (d)                                                           $ 2,077,500
     1,000,000     AAA         Crossings Indian Run Apartments, Series V,
                                  AMBAC-Insured, 6.200% due 12/1/36 (d)                                             1,053,750
     1,000,000     AAA       Oceanside Housing Development Corp., Multi-Family
                                Mortgage Revenue, FHA-Insured, 6.875% due 2/1/20                                    1,057,500
     1,095,000     AAA       Southwest Housing Development Corp., Multi-Family
                                Housing Mortgage Revenue Refunding, FHA-Insured,
                                6.875% due 2/1/20                                                                   1,151,119
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   22,707,034
-----------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 8.0%
                             Brevard County HFA, Single-Family Mortgage Revenue:
       620,000     Aaa*        GNMA-Collateralized, 6.600% due 9/1/16 (d)                                             662,625
       900,000     Aaa*        GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (d)                                        960,750
                             Broward County HFA, Single-Family Mortgage Revenue:
       695,000     Aa3*        Capital Appreciation, zero coupon due 4/1/14                                           136,394
                               GNMA/FNMA-Collateralized:
       610,000     Aaa*          6.650% due 8/1/21 (d)                                                                658,800
     1,000,000     Aaa*          Series A, 6.200% due 4/1/30 (d)                                                    1,060,000
                             Dade County HFA, Single-Family Mortgage Revenue,
                                GNMA/FNMA-Collateralized:
     1,500,000     AAA           6.700% due 4/1/28 (b)(d)                                                           1,618,125
       345,000     Aaa*          Series B, 7.250% due 9/1/23 (d)                                                      365,269
        35,000     Aaa*          Series E, 7.000% due 3/1/24                                                           37,056
                             Duval County HFA, Single-Family Mortgage Revenue,
                                GNMA-Collateralized:
       105,000     AAA           8.000% due 6/1/00 (d)                                                                108,019
       725,000     Aaa*          6.700% due 10/1/26 (d)                                                               783,906
       315,000     AAA           Series A, 8.500% due 9/1/19 (d)                                                      326,255
                             Escambia County HFA, Single-Family Mortgage Revenue:
       215,000     Aaa*        GNMA-Collateralized, Series A, 7.800% due 4/1/22 (d)                                   227,363
     1,525,000     Aaa*        Multi-County Program, Series A, GNMA/FNMA-
                                  Collateralized, 6.100% due 4/1/30                                                 1,612,688
                             Florida Housing Finance Agency:
       125,000     Aaa*        Home Ownership Revenue, Series G1, GNMA-
                                  Collateralized, 7.800% due 9/1/10 (d)                                               132,188
       500,000     AA          Homeowner Mortgage, Series 2, 6.350% due 7/1/28 (d)                                    536,875
        20,000     A+          Residential Mortgage, Capital Appreciation,
                                  zero coupon due 11/1/12                                                               4,600
     1,210,000     AAA         Single-Family Mortgage, Series B, GNMA/FNMA-
                                  Collateralized, 6.650% due 7/1/26 (d)                                             1,273,525


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                  11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT           RATINGS                          SECURITY                                                         VALUE
=============================================================================================================================
Housing: Single-Family -- 8.0% (continued)
   $   440,000     Aa1*      Hillsborough County HFA, Single-Family Mortgage
                                Revenue, Series A, GNMA-Collateralized,
                                7.700% due 4/1/23 (d)                                                              $  465,850
       715,000     AAA       Leon County HFA, Single-Family Mortgage Revenue,
                                Multi-County Program, Series B, GNMA/FHLMC-
                                Collateralized, 7.300% due 1/1/28 (d)                                                 824,038
                             Orange County HFA, Single-Family Mortgage Revenue,
                                GNMA/FNMA Mortgage Backed Securities Program:
       755,000     AAA           6.750% due 10/1/18 (d)                                                               816,344
     1,230,000     AAA           Series A, 6.300% due 4/1/28 (d)                                                    1,314,563
       425,000     Aaa*      Palm Beach HFA, Single-Family Mortgage Power
                                Revenue Bonds, Series A, GNMA-Collateralized,
                                7.875% due 4/1/23 (d)                                                                 432,438
     1,310,000     Aaa*      Pinnellas County HFA, Single-Family Mortgage Revenue,
                                GNMA/FNMA-Collateralized, 6.550% due 8/1/27 (d)                                     1,391,875
     1,000,000     AAA       Virgin Islands HFA, Single-Family Mortgage Revenue,
                                Series A, GNMA-Collateralized, 6.500% due 3/1/25 (d)                                1,065,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   16,814,546
-----------------------------------------------------------------------------------------------------------------------------
Industrial Development -- 5.2%
     1,975,000     NR        Homestead IDR, Community Rehabilitation Providers
                                Program, Series A, 7.950% due 11/1/18                                               2,135,469
     1,500,000     BBB-      Martin County IDA, Indiantown, (Cogeneration Project),
                                7.875% due 12/15/25 (d)                                                             1,745,625
       500,000     NR        Northern Palm Beach County Water Control District,
                                Unit Development No. 31, Program 1,
                                6.750% due 11/1/07                                                                    535,625
                             Osceola County IDA Revenue, (Community Provider
                                Pooled Loan Program), Series A, FSA-Insured:
       400,000     AAA           7.500% due 7/1/02                                                                    431,500
       799,000     AAA           7.750% due 7/1/10                                                                    862,920
     1,000,000     AAA       St. Johns County IDA, IDR, Series A, 5.500% due 3/1/17                                 1,022,500
                             Tampa Sports Authority Revenue, (Tampa Bay
                                Arena Project), MBIA-Insured:
       500,000     AAA           6.050% due 10/1/20                                                                   568,125
     1,000,000     AAA           6.100% due 10/1/26                                                                 1,152,500
     2,500,000     AAA       Village Center Community Development District,
                                Florida Recreational Revenue Refunding,
                                Series A, MBIA-Insured, 5.000% due 11/1/21                                          2,450,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,904,264
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 10.6%
     1,000,000     AAA       Dade County Aviation Facilities Revenue, Series B,
                                MBIA-Insured, 6.600% due 10/1/22 (d)                                                1,102,500
     3,900,000     NR        Dade County IDR, (Miami Cerebral Palsy Services Project),
                                8.000% due 6/1/22                                                                   4,221,750


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT           RATINGS                          SECURITY                                                         VALUE
=============================================================================================================================
Miscellaneous -- 10.6% (continued)
  $  5,000,000     AAA       Dade County Special Obligation, Series B, AMBAC-Insured,
                                Capital Appreciation, zero coupon due 10/1/16                                     $ 1,956,250
       750,000     AAA       Florida State Department of Corrections, COP,
                                Okeechobee Correctional, AMBAC-Insured,
                                6.250% due 3/1/15                                                                     834,375
       500,000     BBB-      Hillsborough County Aviation Authority, Special Purpose,
                                (Delta Airlines Project), 6.800% due 1/1/24                                           540,000
     1,200,000     AAA       North Springs Improvement District, MBIA-Insured,
                                7.000% due 10/1/09                                                                  1,464,000
     2,500,000     AAA       Port Palm Beach District Revenue, Series A, MBIA-Insured,
                                Capital Appreciation, zero coupon due 9/1/21                                          675,000
                             Puerto Rico Commonwealth Refunding
                                Public Improvement:
     6,000,000     A             4.500% due 7/1/23                                                                  5,407,500
     2,500,000     A             Capital Appreciation, zero coupon due 7/1/14                                       1,131,250
     1,200,000     BBB       Puerto Rico Housing Bank & Finance Agency,
                                7.500% due 12/1/06                                                                  1,411,500
     1,745,000     A+        Tampa Capital Improvement Program Revenue,
                                Series B, 8.375% due 10/1/18                                                        1,775,014
       500,000     NR        Tampa Revenue (Florida Aquarium Inc. Project),
                                7.750% due 5/1/27                                                                     574,375
     1,000,000     AAA       Village Community Development District No. 2,
                                Florida Special Assessment Revenue,
                                MBIA-Insured, 5.200% due 5/1/19                                                       993,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   22,087,264
-----------------------------------------------------------------------------------------------------------------------------
Nursing Home -- 2.8%
     1,000,000     Aa3*      Broward County Health Facilities Authority Revenue
                                Refunding, Broward County Nursing Home,
                                LOC 91, Allied Irish Banks Ltd., 7.500% due 8/15/20                                 1,100,000
     3,500,000     A-        Palm Beach County Health Facilities Authority Revenue,
                                Retirement Community, 5.625% due 11/15/20                                           3,613,750
     1,000,000     AA        Volusia County Health Facilities Authority Revenue,
                                (John Knox Projects), Series A, Asset Guaranteed,
                                6.000% due 6/1/17                                                                   1,066,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,780,000
-----------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 8.0%
     2,300,000     A*        Broward County Resource Recovery Revenue,
                                Broward Waste Energy, 7.950% due 12/1/08 (b)                                        2,489,750
     2,000,000     Aa3*      Citrus County PCR, Florida Power Corp., (Crystal River
                                Project), Series A, 6.625% due 1/1/27 (b)                                           2,172,500
                             Escambia County PCR, (Champion
                                International Corp. Project):
       500,000     Baa1*         6.950% due 11/1/07                                                                   553,750
     3,500,000     Baa1*         6.900% due 8/1/22 (d)                                                              3,880,625


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
 Smith Barney Muni Funds -- Florida Portfolio                                 13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT           RATINGS                          SECURITY                                                         VALUE
=============================================================================================================================
Pollution Control -- 8.0% (continued)
  $  2,500,000     A+        Jacksonville Sewer & Solid Waste Disposal Facilities
                                Revenue, (Anheuser-Busch Project),
                                5.875% due 2/1/36 (d)                                                             $ 2,609,374
       705,000     AAA       Lee County Solid Waste Revenue, MBIA-Insured,
                                7.000% due 10/1/11 (d)                                                                782,550
     1,000,000     Aa3*      Pinellas County PCR, Florida Power Corp.,
                                (Anclot & Bartlow Plants Project),
                                7.200% due 12/1/14                                                                  1,097,500
     1,390,000     Baa2*     Putnam County Development Authority PCR,
                                Georgia Pacific Corp. 1984, 7.000% due 12/1/05                                      1,548,112
     1,500,000     AA-       St. Lucie County Solid Waste Disposal Revenue,
                                (Florida Power & Light Co. Project),
                                7.150% due 2/1/23 (d)                                                               1,623,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   16,757,911
-----------------------------------------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 3.6%
                             Alachua County Health Facilities Authority Revenue,
                                (Santa Fe Healthcare Facilities Project):
       150,000     AAA            Call 11/15/00 @102, 6.875% due 11/15/02                                             158,813
     1,000,000     AAA            Call 11/15/00 @102, 7.600% due 11/15/13                                           1,105,000
     1,500,000     AAA       Bay County Hospital Revenue, (Bay Medical Center Project),
                                (Call 10/1/04 @ 102), 8.000% due 10/1/12 (b)                                        1,839,374
     1,000,000     AAA       Miami Sports & Exhibition Authority Special Obligation
                                Refunding, FGIC-Insured, (Call 4/1/00 @ 102),
                                7.200% due 10/1/20                                                                  1,080,000
       835,000     AAA       Pinellas County Health Facilities Authority, Sun Coast
                                Health System Revenue, Sun Coast Hospital
                                Guaranteed, Series A, (Call 3/1/00 @ 102),
                                8.500% due 3/1/20                                                                     919,543
     1,000,000     AAA       South Broward Hospital District Revenue Bonds, Series
                                1991C, RIBS, AMBAC-Insured, (Call 5/1/01 @ 104),
                                9.338% due 5/13/21 (c)                                                              1,181,250
     1,000,000     AAA       Tampa Revenue, Allegany Health Systems,
                                St. Joseph's Health, MBIA-Insured,
                                (Call 12/1/04 @ 102), 6.700% due 12/1/18                                            1,156,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,440,230
-----------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 1.1%
     1,000,000     BBB       Miami Beach Redevelopment Agency Tax Increment
                                Revenue, City Center-Historic Convention,
                                Series B, 6.350% due 12/1/22                                                        1,070,000
     1,185,000     A         Puerto Rico Public Buildings Authority Revenue,
                                Series L, 5.500% due 7/1/21                                                         1,256,100
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,326,100
-----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT           RATINGS                          SECURITY                                                         VALUE
=============================================================================================================================
Transportation -- 11.1%
                             Guam Airport Authority Revenue:
  $    750,000     BBB         Series A, 6.500% due 10/1/23                                                       $   825,000
     1,000,000     BBB         Series B, 6.600% due 10/1/10 (d)                                                     1,097,500
     1,000,000     AAA       Hillsborough County Aviation Authority Revenue,
                                Tampa International Airport, Series A, FGIC-Insured,
                                6.000% due 10/1/23                                                                  1,093,750
     1,500,000     Aa1*      Ocean Highway and Port Authority, Nassau County,
                                Adjustable Demand Revenue Bonds,
                                Series 1990, LOC ABN AMRO Bank NV, 6.250%
                                mandatory tender 12/1/02 (d)                                                        1,623,750
                             Puerto Rico Commonwealth Highway & Transportation
                                Authority Revenue:
     6,000,000     A             Series A, 4.750% due 7/1/38                                                        5,535,000
     2,000,000     A             Series Y, 5.000% due 7/1/36                                                        1,930,000
                             Sanford Airport Authority IDR, (Central Florida
                                Terminals Inc. Project):
                                 Series A:
     1,000,000     NR              7.500% due 5/1/15 (d)                                                            1,090,000
     2,000,000     NR              7.750% due 5/1/21 (d)                                                            2,200,000
       645,000     NR            Series C, 7.500% due 5/1/21 (d)                                                      703,050
                             Santa Rosa Bay Bridge Authority Revenue:
     3,500,000     BBB++       6.250% due 7/1/28                                                                    3,793,124
     5,000,000     BBB++       Capital Appreciation, zero coupon due 7/1/17                                         1,775,000
     1,355,000     AAA       Volusia County Airport System Revenue, Daytona
                                Beach Regional Airport, MBIA-Insured,
                                7.000% due 10/1/21 (d)                                                              1,468,481
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   23,134,655
-----------------------------------------------------------------------------------------------------------------------------
Utilities -- 8.2%
     3,905,000     Aaa*      Escambia County Utilities Authority Sanitation System
                                Revenue Refunding & Improvement, FSA-Insured,
                                4.500% due 1/1/22                                                                   3,534,025
     3,000,000     AAA       Escambia County Utility System Authority Revenue Bonds,
                                FGIC-Insured, Series B, 6.250% due 1/1/15                                           3,453,750
     1,350,000     BBB       Guam Power Authority Revenue, Series A,
                                6.750% due 10/1/24                                                                  1,493,437
       930,000     BBB+      Hillsborough County Utilities Revenue, Refunding &
                                Improvement, 7.000% due 8/1/14                                                      1,004,400
     1,265,000     AA+++      Jacksonville Electric Authority Revenue Refunding,
                                St. John's River Power Park Services Refunding,
                                Issue 2-Series 5, 6.900% due 10/1/13                                                1,337,737
     1,000,000     AAA       Lakeland Electric & Water Revenue, Jr. Sub. Lien,
                                FGIC-Insured, 6.000% due 10/1/14                                                    1,127,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                  15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT           RATINGS                          SECURITY                                                         VALUE
=============================================================================================================================
Utilities -- 8.2% (continued)
  $  2,440,000     AAA       Puerto Rico Electric Power Authority Revenue Refunding,
                                Series EE, MBIA-Insured, 4.500% due 7/1/18                                        $ 2,257,000
     3,000,000     AAA       Sunrise Utility System Revenue Refunding, AMBAC-
                                Insured, 5.200% due 10/1/22                                                         3,022,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,230,349
-----------------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 2.2%
     1,000,000     Aaa*      Homestead Water & Wastewater Revenue Refunding,
                                AMBAC-Insured, 5.000% due 10/1/22                                                     976,250
     1,000,000     AAA       Miramar Wastewater Improvement Authority,
                                FGIC-Insured, 6.750% due 10/1/16                                                    1,135,000
     2,250,000     AAA       Seminole County Water & Sewer Refunding &
                                Improvement, MBIA-Insured, 6.000% due 10/1/12                                       2,531,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,642,500
-----------------------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                              (Cost-- $194,980,915**)                                                            $208,856,079
=============================================================================================================================

(a) Bond is escrowed to maturity by U.S. government securities and is considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(b)   Security is segregated by Custodian for open purchase commitment.
(c) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Bond is escrowed by U.S. government securities and is considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 17 and 18 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's") except that those which are identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's") or those which are identified by a double dagger (++) are rated by Fitch Investors Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA       -- Bonds that are rated "AA"are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.

BBB      -- Bonds that are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.


NR       -- Indicates that the bond is not rated by Standard & Poor's,
            Moody's or Fitch.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                  17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG1    -- Moody's highest rating for issues having demand feature -- VRDO.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AIG            -- American International Guaranty
AMBAC          -- AMBAC Indemnity Corporation
CGIC           -- Capital Guaranty Insurance Company
CONNIE LEE     -- College Construction Loan Insurance Association
COP            -- Certificate of Participation
FLAIRS         -- Floating Adjustable Interest Rate Securities
FGIC           -- Financial Guaranty Insurance Company
FHA            -- Federal Housing Administration
FHLMC          -- Federal Home Loan Mortgage Corporation
FLAIRS         -- Floating Adjustable Interest Rate Securities
FNMA           -- Federal National Mortgage Association
FSA            -- Financial Security Assurance
GEMICO         -- General Electric Mortgage Insurance Company
GIC             -- Guaranteed Investment Contract
GNMA            -- Government National Mortgage Association
GO              -- General Obligation
HFA             -- Housing Finance Authority
IDA             -- Industrial Development Agency
IDR             -- Industrial Development Revenue
INFLOS          -- Inverse Floaters
LOC             -- Letter of Credit
MBIA            -- Municipal Bond Investors Assurance Corporation
PCFA            -- Pollution Control Financing Authority
PCR             -- Pollution Control Revenue
RIBS            -- Residual Interest Bonds
SAVRS           -- Select Auction Variable Rate Securities
VRDD            -- Variable Rate Demand Note
VRWE            -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                               March 31, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $194,980,915)                      $208,856,079
   Interest receivable                                                 3,759,577
   Receivable for securities sold                                      2,631,093
   Receivable for Fund shares sold                                       300,265
--------------------------------------------------------------------------------
   Total Assets                                                      215,547,014
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                    4,291,624
   Payable for Fund shares redeemed                                      204,737
   Management fees payable                                                77,732
   Distribution fees payable                                              23,054
   Payable to bank                                                           843
   Accrued expenses                                                       63,321
--------------------------------------------------------------------------------
   Total Liabilities                                                   4,661,311
--------------------------------------------------------------------------------
Total Net Assets                                                    $210,885,703
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      15,348
   Capital paid in excess of par value                              195,902,488
   Overdistributed net investment income                                 (7,566)
   Accumulated net realized gain from security transactions           1,100,269
   Net unrealized appreciation of investments                        13,875,164
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 210,885,703
================================================================================
Shares Outstanding:
   Class A                                                            10,380,268
--------------------------------------------------------------------------------
   Class B                                                             4,323,835
--------------------------------------------------------------------------------
   Class C                                                               643,939
--------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                 $        13.74
--------------------------------------------------------------------------------
   Class B*                                                       $        13.73
--------------------------------------------------------------------------------
   Class C**                                                      $        13.74
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.17% of net asset value per share)      $        14.31
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                  19

--------------------------------------------------------------------------------
Statement of Operations                        For the Year Ended March 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                         $ 11,969,047
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 4)                                              974,400
   Distribution fees (Note 4)                                            617,107
   Registration fees                                                      67,999
   Shareholder and system servicing fees                                  60,751
   Audit and legal                                                        46,596
   Shareholder communications                                             22,500
   Pricing service fees                                                   20,001
   Custody                                                                10,501
   Trustees' fees                                                          4,201
   Other                                                                   8,500
--------------------------------------------------------------------------------
   Total Expenses                                                      1,832,556
--------------------------------------------------------------------------------
Net Investment Income                                                 10,136,491
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE5):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             115,264,141
     Cost of securities sold                                         111,989,070
--------------------------------------------------------------------------------
   Net Realized Gain                                                   3,275,071
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                 7,018,842
     End of year                                                      13,875,164
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             6,856,322
--------------------------------------------------------------------------------
Net Gain on Investments                                               10,131,393
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 20,267,884
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                           1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended March 31,
--------------------------------------------------------------------------------

                                                                         1998                      1997
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                            $  10,136,491             $   9,255,548
   Net realized gain                                                    3,275,071                 1,051,147
   Increase (decrease) in net unrealized appreciation                   6,856,322                (1,365,126)
-----------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              20,267,884                 8,941,569
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (10,138,329)               (9,310,449)
   Net realized gains                                                  (1,909,781)                 (793,240)
-----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                    (12,048,110)              (10,103,689)
-----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                                    43,905,998                35,124,664
   Net asset value of shares issued in connection with
     the transfer of the Smith Barney Muni Funds --
     Florida Limited Term Portfolio's net assets (Note 7)                      --                13,398,911
   Net asset value of shares issued for reinvestment
     of dividends                                                       5,171,877                 4,141,333
   Cost of shares reacquired                                          (32,126,326)              (32,193,433)
-----------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                           16,951,549                20,471,475
-----------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                 25,171,323                19,309,355
NET ASSETS:
   Beginning of year                                                  185,714,380               166,405,025
-----------------------------------------------------------------------------------------------------------
   End of year*                                                     $ 210,885,703             $ 185,714,380
===========================================================================================================
* Includes overdistributed net investment income of:                $      (7,566)            $      (5,728)
===========================================================================================================

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                  21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and seven other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1998, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
22                                           1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMCa management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the year ended March 31, 1998, SB received sales charges of approximately $319,000 on purchases of the Portfolio's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended March 31, 1998, CDSCs paid to SB for Class Bshares were approximately $52,000.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 1998, total Distribution Plan fees incurred were:

                                               Class A     Class B     Class C
================================================================================
Distribution Plan Fees                        $202,416    $360,738     $53,953
================================================================================

All officers and one Trustee of the Fund are employees of SB.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                  23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Investments

During the year ended March 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $132,118,203
--------------------------------------------------------------------------------
Sales                                                                115,264,141
================================================================================

At March 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 14,354,029
Gross unrealized depreciation                                          (478,865)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 13,875,164
================================================================================

6. Shares of Beneficial Interest

At March 31, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

At March 31, 1998, total paid-in capital amounted to the following for each class:

                                        Class A        Class B       Class C
================================================================================
Total Paid-in Capital                $130,443,200    $56,794,343   $8,680,293
================================================================================

Transactions in shares of each class were as follows:


                                           Year Ended                      Year Ended
                                         March 31, 1998                  March 31, 1997
                                    -----------------------         -----------------------
                                    Shares           Amount         Shares           Amount
============================================================================================
Class A
Shares sold                          2,168,321    $ 29,686,100     1,224,389    $ 16,307,204
Net asset value of shares issued
  in connection with the transfer
  of Smith Barney Muni Funds --
  Florida Limited Term Portfolio's
  net assets (Note 7)                       --              --       799,321      10,594,240
Shares issued on reinvestment          245,679       3,350,010       186,644       2,477,685
Shares redeemed                     (1,707,187)    (23,309,310)   (1,408,535)    (18,699,877)
--------------------------------------------------------------------------------------------
Net Increase                           706,813    $  9,726,800       801,819    $ 10,679,252
============================================================================================


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                           Year Ended                   Year Ended
                                         March 31, 1998               March 31, 1997
                                    -----------------------      -----------------------
                                    Shares           Amount      Shares           Amount
========================================================================================
Class B
Shares sold                          865,155    $ 11,835,656     887,861    $ 11,815,010
Shares issued on reinvestment        116,324       1,583,889     104,697       1,388,176
Shares redeemed                     (557,498)     (7,617,726)   (589,795)     (7,836,748)
----------------------------------------------------------------------------------------
Net Increase                         423,981    $  5,801,819     402,763    $  5,366,438
========================================================================================
Class C
Shares sold                          173,864    $  2,384,242     151,091    $  2,002,450
Net asset value of shares issued
  in connection with the transfer
  of Smith Barney Muni Funds --
  Florida Limited Term Portfolio's
  net assets (Note 7)                     --              --     212,012       2,804,671
Shares issued on reinvestment         17,468         237,978       8,648         114,600
Shares redeemed                      (88,301)     (1,199,290)    (32,355)       (429,369)
----------------------------------------------------------------------------------------
Net Increase                         103,031    $  1,422,930     339,396    $  4,492,352
========================================================================================
Class Y*
Shares sold                               --              --     374,812    $  5,000,000
Shares issued on reinvestment             --              --      12,070         160,872
Shares redeemed                           --              --    (386,882)     (5,227,439)
----------------------------------------------------------------------------------------
Net Decrease                              --              --          --    $    (66,567)
========================================================================================

* Transactions are for the period from August 5, 1996 (inception date) to February 25, 1997.

7. Transfer of Net Assets

On January 17, 1997, the Portfolio acquired the assets and certain liabilities of the Smith Barney Muni Funds -- Florida Limited Term Portfolio ("Florida Limited Term Portfolio") pursuant to an Agreement and Plan of Reorganization dated November 12, 1996. Total shares issued by the Portfolio and the total net assets of Florida Limited Term Portfolio and the Portfolio on the date of transfer were:

                                                                        Total Net
                                                                        Assets of
                                                     Shares              Florida            Total Net
                                                  Issued by the       Limited Term        Assets of the
Acquired Portfolio                                  Portfolio           Portfolio           Portfolio
=========================================================================================================
Florida Limited Term Portfolio                      1,011,333          $13,398,911        $180,720,912
=========================================================================================================

The total net assets of the Florida Limited Term Portfolio before acquisition included unrealized appreciation of $144,106 and a net realized loss of $341,735. Total net assets of the Portfolio immediately after the transfer were $194,119,823. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                  25

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                              1998            1997            1996(1)           1995(2)           1994
====================================================================================================================
Net Asset Value, Beginning of Year   $     13.16     $     13.24     $     12.89       $     12.82       $     13.21
--------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.72            0.73            0.74              0.75              0.77
  Net realized and unrealized
    gain (loss)                             0.72           (0.03)           0.35              0.08             (0.39)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                1.44            0.70            1.09              0.83              0.38
--------------------------------------------------------------------------------------------------------------------

Less Distributions From:
  Net investment income                    (0.73)          (0.73)          (0.74)            (0.76)            (0.77)
  Net realized gains                       (0.13)          (0.05)             --                --                --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.86)          (0.78)          (0.74)            (0.76)            (0.77)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $     13.74     $     13.16     $     13.24       $     12.89       $     12.82
--------------------------------------------------------------------------------------------------------------------
Total Return                               11.15%           5.44%           8.65%             6.77%             2.75%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $   142,667     $   127,348     $   117,473       $   107,724       $   104,681
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                              0.76%           0.85%           0.70%             0.61%             0.54%
  Net investment income                     5.28            5.56            5.62              5.97              5.71
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       59%             62%             47%               43%               20%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) On October 10, 1994 the former Class C shares were exchanged into Class A Shares.
(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.
# Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.


--------------------------------------------------------------------------------
26                                           1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                    1998           1997         1996(1)         1995(2)
=====================================================================================================
Net Asset Value, Beginning of Year          $    13.14     $    13.23     $    12.89       $    11.91
-----------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                           0.65           0.65           0.68             0.30
  Net realized and unrealized gain (loss)         0.72          (0.01)          0.35             0.97
-----------------------------------------------------------------------------------------------------
Total Income From Operations                      1.37           0.64           1.03             1.27
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.65)         (0.68)         (0.69)           (0.29)
  Net realized gains                             (0.13)         (0.05)            --               --
-----------------------------------------------------------------------------------------------------
Total Distributions                              (0.78)         (0.73)         (0.69)           (0.29)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    13.73     $    13.14     $    13.23       $    12.89
-----------------------------------------------------------------------------------------------------
Total Return                                     10.59%          4.91%          8.09%           10.77%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   59,374     $   51,261     $   46,267       $    1,990
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                                    1.28%          1.35%          1.20%            1.20%+
  Net investment income                           4.76           4.93           5.00             5.57+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             59%            62%            47%              43%
=====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from November 16, 1994 (inception date) to March 31, 1995.
(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.
# Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                  27

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                            1998        1997          1996(1)       1995(2)        1994
======================================================================================================
Net Asset Value, Beginning of Year   $   13.14     $   13.22     $   12.89     $   12.81     $   13.20
------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                   0.64          0.65          0.66          0.67          0.68
  Net realized and
    unrealized gain (loss)                0.72         (0.01)         0.35          0.08         (0.39)
------------------------------------------------------------------------------------------------------
Total Income From Operations              1.36          0.64          1.01          0.75          0.29
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.63)        (0.67)        (0.68)        (0.67)        (0.68)
  Net realized gains                     (0.13)        (0.05)           --            --            --
------------------------------------------------------------------------------------------------------
Total Distributions                      (0.76)        (0.72)        (0.68)        (0.67)        (0.68)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $   13.74     $   13.14     $   13.22     $   12.89     $   12.81
------------------------------------------------------------------------------------------------------
Total Return                             10.51%         4.94%         7.96%         6.12%         2.05%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $   8,845     $   7,105     $   2,665     $   2,750     $   2,487
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                            1.33%         1.40%         1.28%         1.25%         1.24%
  Net investment income                   4.71          4.84          5.04          5.40          4.95
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     59%           62%           47%           43%           20%
======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   On November 7, 1994 the former Class B shares were renamed Class C Shares.
(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.
# Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.

--------------------------------------------------------------------------------
  Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1998:

o 99.96% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

      o Total long-term capital gain distributions paid of $1,447,711. $195,875 are considered "28 percent rate gains".
            $1,251,836 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Florida Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Florida Portfolio of Smith Barney Muni Funds as of March 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Florida Portfolio of Smith Barney Muni Funds as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                  /s/ KPMG Peat Marwick LLP


New York, New York
May 15, 1998


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Florida Portfolio                                  29

Smith Barney                              SMITH BARNEY
Muni Funds                                A Member of TravelersGroup [LOGO]

Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing
Agent

First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD2298 5/98


[LOGO]
Smith Barney Muni Funds

Georgia Portfolio

Pennsylvania
Portfolio

-------------
ANNUAL REPORT
-------------

March 31, 1998

[LOGO] Smith Barney Mutual Funds
Investing for your future
Every day.(SM)

Georgia and Pennsylvania Portfolios


[PHOTO OMITTED]
Heath B. Mclendon
Chairman


[PHOTO OMITTED]
Peter M. Coffey
Vice President


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios for the year ended March 31, 1998. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the investment strategies employed by each Portfolio during the period. A detailed summary of performance and current holdings for both Portfolios can be found in the appropriate sections that follow.

Market and Economic Overview

During the past year, domestic bond market performance was driven primarily by a healthy economy with low inflation and the uncertainties that continue to cloud many of the world's major stock markets. Despite robust consumer demand and labor shortages in many areas, consumer prices remained fairly stable while wholesale prices for many commodities, particularly oil, actually fell. The Gross Domestic Product ("GDP"), which measures the total output of goods and services produced, grew at an annual rate of nearly 4% in 1997 and continued at about the same rate in the first quarter of 1998.

In late October 1997, the U.S. stock market experienced its first major shock during its record-setting seven-year rise when the Dow Jones Industrial Average (a price-weighted average of 30 actively traded blue chip stocks) fell more than 554 points, the largest single-day point drop in stock market history. The stock market plunge was triggered by concerns that Asia's spreading economic and financial crisis might eventually impact domestic markets. Despite the ease in which U.S. and European stock markets recovered from the downturn, many investors began to shift their attention towards "safe haven" investments such as U.S. Treasury securities. This renewed demand helped push the yield on the bellwether 30-year U.S. Treasury bond, which moves in the opposite direction of its price, to a record low of 5.73% on January 5, 1998.

Just fifteen months ago, Federal Reserve Board Chairman Alan Greenspan warned against what he viewed as "irrational exuberance" in financial markets.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                 1

Since that time, the economy has continued to expand, the stock market has soared to even greater heights and in May 1997, unemployment reached its lowest level in more than 20 years. Yet, inflation has remained subdued. In a widely expected action, Federal Reserve policy makers emerged from their meeting on March 31, 1998 with no decision and let stand the 5.5% federal-funds rate, which has remained unchanged since March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.)

Interest rates, as represented by the 30-year U.S. Treasury bond yields, have dropped nearly 1.16% in the past year. Similarly, municipal bond yields have also declined, although not as sharply. According to the Bond Buyer 25-Year Revenue Index, municipal bond yields have fallen from approximately 6.09% on March 31, 1997 to 5.42% on March 31, 1998. One result of these historically low interest rates has been a record volume of municipal bond issuance.

In the first quarter of 1998 alone, more than $68 billion of bonds were sold, an increase of roughly 70% from the same period last year. Many municipalities took advantage of the low interest rates by refinancing older, higher-coupon bonds. Moreover, the strength of the economy has filled government coffers and increased their debt capacity while the economic expansion has accelerated demand for more infrastructure improvements, many of which have been on hold in an era of fiscal conservatism.

In our view, this surge in municipal bond supply has created a number of investment opportunities. The massive issuance volume that we have witnessed recently has helped keep municipal bond yields from falling as much as their taxable counterparts. In addition, the oversupply has resulted in a steeper yield curve than U.S. Treasury securities and consequently created many attractive investment opportunities, especially in the longer-term issues. (The yield curve shows the difference between short- and long-term yields.)

Georgia Portfolio's Performance and Investment Strategy

For the year ended March 31, 1998, the Georgia Portfolio ("Portfolio") generated a total return of 13.85% for Class A shares and significantly outperformed its Lipper Analytical Services, Inc. ("Lipper") peer group average of 10.64%. (Lipper is a major fund tracking organization.) During the past year, we have continued to emphasize credit quality as the yield gap between higher- and lower-tier securities narrowed.

As of March 31, 1998, the weighted average life of the Portfolio was roughly
12.05 years (The weighted average life differs from the weighted average maturity in that it is based on the length of time before the first optional call date rather than simply the final maturity of the bond. A longer weighted average life increases exposure to current interest rates, which reduces the risk that the bond will be called and the proceeds reinvested at a lower interest rate


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
than the current investment.) and approximately 93% of the holdings were rated investment grade. (Investment-grade bonds are those rated in one of the highest four rating categories by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.) In addition, approximately 59% of the holdings had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated in water and sewer bonds (20.3%), multi-family housing bonds (17.9%) and utility bonds (11.8%).

We are pleased to report that your Portfolio has been given a four-star rating overall for its Class A, Class B and Class C shares from Morningstar, Inc.* as of March 31, 1998.

Georgia Economic Highlights

Georgia continued to enjoy very strong credit ratings thanks to its effective debt management, sound fiscal policies and vibrant economy. Economic growth has been robust in the Peachtree State, enabling lawmakers to provide tax relief while also expanding the budget. For the first four months of Georgia's fiscal year 1997-98, tax collections were up 6.3% compared with the annual anticipated rate of 5.7%.

New job creation in Georgia has also been brisk. In the last ten years, nonagricultural employment increased nearly 30% and Georgia's unemployment rate of roughly 4.1% was below the national average of approximately 4.7% for the first quarter of 1998. The booming economy in Georgia has also continued to attract new residents. If Georgia's future population growth follows the trend established in the last decade, more than 50% of the future population increase in Georgia will be made up of people moving from other states and other countries. For all of the reasons noted above, we remain very positive on Georgia's long-term economic prospects.

Pennsylvania Portfolio's Performance and Investment Strategy

For the year ended March 31, 1998, the Pennsylvania Portfolio ("Portfolio") posted a total return of 13.52% for Class A shares and significantly outperformed its Lipper peer group average of 10.24%. Given current market conditions, we have modestly lengthened the Portfolio as well as upgraded its overall credit quality.

We extended the weighted average life of the Portfolio from 9.39 years on March 31, 1997 to 9.55 years on March 31, 1998 to help provide a more competitive stream of income over the long term.

----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Portfolio's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A, B and C shares, the Portfolio received 4 stars for the overall, and 3-year period. It was rated among 1,525 municipal bond funds for the 3-year period. Ten percent of the funds in a rating category receive five stars.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                 3

As of March 31, 1998, 100% of the Portfolio was rated investment grade. In addition, approximately 42.0% of the Portfolio had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated in hospital bonds (22.4%), industrial development bonds (12.8%) and transportation bonds (9.6%).

We are pleased to report that the Portfolio has been given a four-star rating overall for its Class A, Class B and Class C shares from Morningstar, Inc.** as of March 31, 1998.

Pennsylvania Economic Highlights

Like many other states in the Northeast region, Pennsylvania has made great strides toward economic recovery although it still lags much of the nation. Employment in the Commonwealth of Pennsylvania has steadily increased and currently stands about 7% above pre-recession levels. Manufacturing continues to be the main driver in Pennsylvania's economy but in recent years, the service sector has become a significant contributor. Currently, service industries provide the largest source of both personal income and employment.

Six years of budget surpluses have enabled the Commonwealth of Pennsylvania to build adequate reserves that should provide operating stability and serve as a buffer in the event of an economic downturn. Moreover, we believe that Pennsylvania's debt levels should not be especially burdensome given the State's healthy reserves. This effective management of debt is reflected in the AA rating assigned to Pennsylvania's general obligation bonds. In light of these positive economic factors, we believe that Pennsylvania's future economic prospects remain bright.

Municipal Bond Market Outlook

We remain bullish on the prospects for the municipal bond market in the coming months. We believe our positive outlook is supported by the following four factors:

      o The full impact of the Asian crisis on the U.S. economy has yet to be realized. Economic strength continued into the first quarter of this year, but we attribute much of that to temporary factors such as unusually warm weather. As Asian companies attempt to recover, domestic companies will face fierce competition and that will tend to hold prices down and help to contain any emerging inflationary pressures.

----------
** Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Portfolio's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A, B and C shares, the Portfolio received 4 stars for the overall, and 3-year period. It was rated among 1,525 municipal bond funds for the 3-year period. Ten percent of the funds in a rating category receive five stars.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

      o The rate of inflation remains historically low. Salomon Smith Barney research forecasts a Consumer Price Index ("CPI") increase of approximately a 1.3% annual rate for 1998, well below the roughly 5.5% annual average since 1970.

      o The reduction of the federal budget, which should also reduce the need for issuing Treasury securities.

      o A significant possibility that the Asian economic and financial recovery will take longer than many investment professionals currently anticipate, therefore extending the disinflationary influence on the U.S. economy.

Thank you for investing in the Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios. We look forward to helping you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon                /s/ Peter M. Coffey

Heath B. McLendon                    Peter M. Coffey
Chairman                             Vice President

April 21, 1998


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                 5

                                Georgia Portfolio

Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      -----------------
                      Beginning  End of    Income    Capital Gain       Total
Year Ended             of Year    Year    Dividends  Distributions    Returns(1)
================================================================================
3/31/98                 $12.48   $13.43    $0.67        $0.08           13.85%
--------------------------------------------------------------------------------
3/31/97                  12.50    12.48     0.67         0.08            5.95
--------------------------------------------------------------------------------
3/31/96                  12.10    12.50     0.70         0.05            9.67
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.00    12.10     0.62         0.00            6.29+
================================================================================
Total                                      $2.66        $0.21
================================================================================

Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      -----------------
                      Beginning  End of    Income    Capital Gain       Total
Year Ended             of Year    Year    Dividends  Distributions    Returns(1)
================================================================================
3/31/98                 $12.47   $13.43    $0.60        $0.08           13.39%
--------------------------------------------------------------------------------
3/31/97                  12.50    12.47     0.61         0.08            5.33
--------------------------------------------------------------------------------
3/31/96                  12.11    12.50     0.65         0.05            9.08
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.27    12.11     0.49         0.00            2.88+
================================================================================
Total                                      $2.35        $0.21
================================================================================

Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      -----------------
                      Beginning  End of    Income    Capital Gain       Total
Year Ended             of Year    Year    Dividends  Distributions    Returns(1)
================================================================================
3/31/98                 $12.46   $13.41    $0.59        $0.08           13.23%
--------------------------------------------------------------------------------
3/31/97                  12.49    12.46     0.60         0.08            5.28
--------------------------------------------------------------------------------
3/31/96                  12.09    12.49     0.64         0.05            9.12
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.06    12.09     0.56         0.00            5.11+
================================================================================
Total                                      $2.39        $0.21
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

                                Georgia Portfolio

Average Annual Total Return
--------------------------------------------------------------------------------

                                                    Without Sales Charge(1)
                                               ---------------------------------
                                               Class A     Class B     Class C
================================================================================
Year Ended 3/31/98                              13.85%      13.39%      13.23%
--------------------------------------------------------------------------------
Inception* through 3/31/98                       8.92        8.02        8.21
================================================================================

                                                      With Sales Charge(2)
                                               ---------------------------------
                                               Class A     Class B     Class C
================================================================================
Year Ended 3/31/98                               9.30%       8.89%      12.23%
--------------------------------------------------------------------------------
Inception* through 3/31/98                       7.81        7.60        8.21
================================================================================

Cumulative Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 3/31/98)                        40.62%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/98)                        34.02
--------------------------------------------------------------------------------
Class C (Inception* through 3/31/98)                        36.73
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distribu tions, if any, at net asset value. In addi tion, Class A shares reflect the deduction of the maximum sales charge of 4.00% and Class B shares reflect the de duction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                 7

Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Class A Shares of the
        Georgia Portfolio vs. Lehman Brothers Municipal Long Bond Index,
                    Lehman Brothers Municipal Bond Index and
                 Lehman Brothers Georgia Municipal Bond Index+
--------------------------------------------------------------------------------
                            April 1994 -- March 1998


 [The following table was represented as a line graph in the printed material]

                                          Lehman Brothers
                         Lehman Brothers     Georgia       Lehman Brothers
             Georgia     Municipal Long     Municipal         Municipal
Date        Portfolio      Bond Index*     Bond Index*        Bond Index*
----        ---------      -----------     -----------        ----------
4/4/94         9600           10000           10000             10000
9/94           9662           10147           10180             10197
3/95          10193           10903           10744             10795
9/95          10778           11405           11319             11372
3/96          11179           11733           11645             11675
9/96          11567           12192           12002             12012
3/97          11844           12424           12278             12289
9/97          12933           13462           13084             13085
3/31/98       13485           13986           13594             13573

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index and the Lehman Brothers Georgia Municipal Bond Index are more appropriate broad-based benchmark for the market in which the Georgia Portfolio invests than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Georgia Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) and the Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) are sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 mil lion issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

                             Pennsylvania Portfolio

Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      -----------------
                      Beginning  End of    Income    Capital Gain       Total
Year Ended             of Year    Year    Dividends  Distributions    Returns(1)
================================================================================
3/31/98                 $12.66   $13.54    $0.69        $0.11           13.52%
--------------------------------------------------------------------------------
3/31/97                  12.62    12.66     0.71         0.00            6.11
--------------------------------------------------------------------------------
3/31/96                  12.40    12.62     0.72         0.05            8.08
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.00    12.40     0.62         0.00            8.82+
================================================================================
Total                                      $2.74        $0.16
================================================================================

Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      -----------------
                      Beginning  End of    Income    Capital Gain       Total
Year Ended             of Year    Year    Dividends  Distributions    Returns(1)
================================================================================
3/31/98                 $12.64   $13.52    $0.62        $0.11           12.97%
--------------------------------------------------------------------------------
3/31/97                  12.61    12.64     0.65         0.00            5.56
--------------------------------------------------------------------------------
3/31/96                  12.39    12.61     0.66         0.05            7.61
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.35    12.39     0.48         0.00            4.48+
================================================================================
Total                                      $2.41        $0.16
================================================================================

Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      -----------------
                      Beginning  End of    Income    Capital Gain       Total
Year Ended             of Year    Year    Dividends  Distributions    Returns(1)
================================================================================
3/31/98                 $12.64   $13.51    $0.62        $0.11           12.84%
--------------------------------------------------------------------------------
3/31/97                  12.61    12.64     0.65         0.00            5.51
--------------------------------------------------------------------------------
3/31/96                  12.39    12.61     0.66         0.05            7.56
--------------------------------------------------------------------------------
Inception*- 3/31/95      12.00    12.39     0.56         0.00            8.14+
================================================================================
Total                                      $2.49        $0.16
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                 9

                             Pennsylvania Portfolio

Average Annual Total Return
--------------------------------------------------------------------------------

                                                    Without Sales Charge(1)
                                               ---------------------------------
                                               Class A     Class B     Class C
================================================================================
Year Ended 3/31/98                              13.52%      12.97%      12.84%
--------------------------------------------------------------------------------
Inception* through 3/31/98                       9.12        8.06        8.50
================================================================================


                                                      With Sales Charge(2)
                                               ---------------------------------
                                               Class A     Class B     Class C
================================================================================
Year Ended 3/31/98                               8.96%       8.47%      11.84%
--------------------------------------------------------------------------------
Inception* through 3/31/98                       8.01        7.63        8.50
================================================================================

Cumulative Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 3/31/98)                        41.67%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/98)                        34.07
--------------------------------------------------------------------------------
Class C (Inception* through 3/31/98)                        38.47
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addi tion, Class A shares reflect the deduction of the maximum sales charge of 4.00% and Class B shares reflect the de duction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class A Shares of the
      Pennsylvania Portfolio vs. Lehman Brothers Municipal Long Bond Index,
                      Lehman Brothers Municipal Bond Index
             and Lehman Brothers Pennsylvania Municipal Bond Index+
--------------------------------------------------------------------------------
                            April 1994 -- March 1998


                                          Lehman Brothers
                         Lehman Brothers   Pennsylvania    Lehman Brothers
           Pennsylvania  Municipal Long     Municipal         Municipal
Date        Portfolio      Bond Index*     Bond Index*        Bond Index*
----        ---------      -----------     -----------        ----------
4/4/94          9600          10000           10000             10000
9/94            9846          10147           10180             10202
3/95           10447          10903           10744             10765
9/95           10975          11405           11319             11339
3/96           11290          11733           11645             11638
9/96           11700          12192           12002             12000
3/97           11980          12424           12278             12282
9/97           12961          13462           13084             13029
3/31/98        13601          13986           13594             13529

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1998. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* It is the opinion of management that the Lehman Brothers Municipal Bond Index and the Lehman Brothers Pennsylvania Municipal Bond Index are more appropriate broad-based benchmark for the market in which the Pennsylvania Portfolio invests than the Lehman Brothers Municipal Long Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Pennsylvania Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Municipal Long Bond Index. The Lehman Brothers Municipal Long Bond Index (consisting of maturities of at least 22 years) and the Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) are sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 mil lion issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                11

Schedules of Investments (continued)                              March 31, 1998
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

       FACE
      AMOUNT       RATINGS                           SECURITY                                    VALUE
=========================================================================================================
Escrowed to Maturity (a) -- 7.7%
    $  195,000     AAA       Cobb County Kennestone Hospital Authority Revenue,
                                MBIA-Insured, 10.250% due 2/1/02                              $   215,961
     1,875,000     Aaa*      Colquitt County Development Authority Revenue,
                                Sub-Series C, zero coupon due 12/1/21                             534,373
       485,000     AAA       Puerto Rico Commonwealth Aqueduct & Sewer
                                Authority Revenue, 10.250% due 7/1/09 (b)                         671,119
       165,000     Aaa*      Richmond County Water and Sewer Revenue,
                                9.875% due 4/1/02                                                 187,069
     1,000,000     Aaa*      Savannah EDA, zero coupon due 12/1/21                                285,000
       300,000     AAA       Tri City Hospital Authority Revenue, South Fulton
                                Hospital, FGIC-Insured, 10.250% due 7/1/06 (b)                    393,000
     2,000,000     Aaa*      Washington Wilkes Payroll Development Authority
                                Revenue, zero coupon due 12/1/21                                  570,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,856,522
---------------------------------------------------------------------------------------------------------
General Obligation -- 2.4%
     1,000,000     A         Puerto Rico Commonwealth, Public Improvement,
                                4.500% due 7/1/23                                                 901,250
---------------------------------------------------------------------------------------------------------
Hospitals -- 8.2%
     1,000,000     AAA       Dalton Development Authority Revenue, Hamilton Health
                                Care Systems, MBIA-Insured, 5.250% due 8/15/26                  1,007,500
     1,000,000     AAA       Fulco Hospital Authority Revenue, Catholic Health East,
                                Series A, 4.875% due 11/15/15                                     968,750
       500,000     BBB       Puerto Rico Industrial Tourist Educational, Medical &
                                Environmental Control Facility Finance Authority,
                                (Ryder Memorial Hospital Project), Series A,
                                6.700% due 5/1/24                                                 542,500
       500,000     Ba1*      Savannah Hospital Authority Revenue Refunding &
                                Improvement, Candler Hospital, 7.000% due 1/1/11 (b)              535,000
---------------------------------------------------------------------------------------------------------
                                                                                                3,053,750
---------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 17.9%
       500,000     AAA       Acworth Housing Authority Revenue, (Wingate Falls
                                Apartments Project), 6.125% due 3/1/17 (c)                        529,375
     1,245,000     A         Atlanta Urban Residential Finance Authority, Multi-Family
                                Housing Revenue, (Cascade Pines Housing Project),
                                6.250% due 9/1/10 (c)                                           1,313,475
       250,000     A         Cobb County Housing Authority Refunding, (Signature
                                Place Project), Series A, 6.875% due 10/1/17                      265,625


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

Schedules of Investments (continued)                              March 31, 1998
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

       FACE
      AMOUNT       RATINGS                           SECURITY                                    VALUE
=========================================================================================================
Housing: Multi-Family -- 17.9% (continued)
                             De Kalb County Housing Authority,
                                Multi-Family Housing Revenue, Series A:
    $1,000,000     NR             Friendly Hills Apartments, FHA-Insured,
                                  7.050% due 1/1/39 (c)                                       $ 1,118,750
     1,000,000     AAA            Spring Chase Apartments Project, FNMA-
                                  Collateralized, 5.400% due 11/1/30                              993,750
       300,000     AAA            Valley Brook Apartments Project, Revenue
                                  Refunding, MBIA-Insured, 7.750% due 1/1/26                      319,125
     1,000,000     A         Fulton County Multi-Family Housing Authority Revenue,
                                (Concorde Place Apartment Project),
                                6.300% due 7/1/16 (c)                                           1,051,250
     1,000,000     AAA       Lawrenceville Housing Authority, Multi-Family Revenue,
                                (Knollwood Park Apartments Project),
                                6.250% due 12/1/29 (c)                                          1,062,500
---------------------------------------------------------------------------------------------------------
                                                                                                6,653,850
---------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 5.4%
       155,000     AAA       Fulton County Housing Authority, Single-Family Mortgage
                                Revenue, Series A, GNMA-Collateralized,
                                6.600% due 3/1/28 (c)                                             166,044
       350,000     AA+       Georgia State HFA, Single-Family Mortgage Revenue,
                                Series A, FHA-Insured, 6.600% due 12/1/23 (c)                     373,188
       320,000     AA+       Georgia State Residential Finance Authority, Home
                                Ownership Mortgage, Series A, FHA-Insured,
                                7.250% due 12/1/21 (c)                                            345,200
       495,000     AAA       Puerto Rico Housing Bank and Finance Agency,
                                Single-Family Mortgage, Affordable Housing
                                Mortgage, Portfolio I, GNMA/FNMA-Collateralized,
                                6.250% due 4/1/29 (c)                                             525,319
       550,000     AAA       Virgin Islands HFA, Single-Family Mortgage Revenue,
                                Series A, GNMA-Collateralized,
                                6.450% due 3/1/16 (c)                                             583,688
---------------------------------------------------------------------------------------------------------
                                                                                                1,993,439
---------------------------------------------------------------------------------------------------------
Industrial Development -- 1.5%
       500,000     A1*       Savannah EDA, PCR, (Union Camp Corp. Project),
                                6.150% due 3/1/17                                                 564,375
---------------------------------------------------------------------------------------------------------
Miscellaneous -- 6.9%
     1,000,000     Baa2*     Brunswick & Glynn Counties Development Authority
                                Revenue, (Pacific Corp. Project),
                                5.550% due 3/1/26 (c)                                           1,001,250
     1,000,000     AAA       Puerto Rico Commonwealth Infrastructure Financing
                                Authority, Series A, AMBAC-Insured,
                                5.000% due 7/1/28                                                 970,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                13

Schedules of Investments (continued)                              March 31, 1998
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

       FACE
      AMOUNT       RATINGS                           SECURITY                                    VALUE
=========================================================================================================
Miscellaneous -- 6.9% (continued)
    $  500,000     BBB       Puerto Rico Housing Bank and Finance Agency,
                                7.500% due 12/1/06 (b)                                        $   588,125
---------------------------------------------------------------------------------------------------------
                                                                                                2,559,375
---------------------------------------------------------------------------------------------------------
Pollution Control -- 5.6%
       345,000     AAA       Burke County Development Authority PCR, (Oglethorpe
                                Power Co. Vogtle Project), MBIA-Insured,
                                7.500% due 1/1/03                                                 373,031
       500,000     A         Monroe County Development Authority PCR, (Oglethorpe
                                Power Co. Scherer Project), Series A,
                                6.800% due 1/1/12                                                 594,375
     1,000,000     NR        Rockdale County Development Authority, Solid Waste
                                Disposal Revenue, (Visy Paper Project),
                                7.500% due 1/1/26                                               1,093,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,061,156
---------------------------------------------------------------------------------------------------------
Public Facilities -- 4.0%
       250,000     AAA       Butts County COP, MBIA-Insured, 6.750% due 12/1/14                   281,563
     1,100,000     AAA       Cobb-Marietta Counties Coliseum and Exhibit Hall Authority
                                Revenue, MBIA-Insured, 5.625% due 10/1/26                       1,211,375
---------------------------------------------------------------------------------------------------------
                                                                                                1,492,938
---------------------------------------------------------------------------------------------------------
Short-Term (d) -- 0.8%
       300,000     VMIG1*    Heard County Development Authority, PCR, Georgia
                                Power Co., 3.650% due 9/1/29                                      300,000
---------------------------------------------------------------------------------------------------------
Transportation -- 7.5%
     1,000,000     AAA       Georgia State Tollway Authority Revenue Refunding,
                                (Georgia 400 Project), 5.000% due 7/1/10                        1,041,250
       250,000     AAA       Metro Atlanta Rapid Transit Authority Revenue Refunding,
                                Series P, AMBAC-Insured, 6.250% due 7/1/20                        289,688
     1,500,000     A         Puerto Rico Commonwealth Highway & Transportation
                                Authority Revenue, Series Y, 5.000% due 7/1/36                  1,447,500
---------------------------------------------------------------------------------------------------------
                                                                                                2,778,438
---------------------------------------------------------------------------------------------------------
Utilities -- 11.8%
                             Georgia Municipal Electric Authority Revenue:
       600,000     AAA          Series EE, AMBAC-Insured, 7.250% due 1/1/24 (b)                   781,500
     1,000,000     AAA          Series Z,  MBIA-Insured, 5.500% due 1/1/20                      1,055,000
       500,000     A-        Georgia Municipal Gas Authority Revenue, (Southern
                                Storage Gas Project), 6.300% due 7/1/09                           546,250
     1,000,000     AA        Hogansville Combined Public UtiIity System, Asset
                                Guaranty, 5.850% due 10/1/15                                    1,086,250
     1,000,000     AAA       Puerto Rico Electric Power Authority Revenue Refunding,
                                Series EE, MBIA-Insured, 4.500% due 7/1/18                        925,000
---------------------------------------------------------------------------------------------------------
                                                                                                4,394,000
---------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

Schedules of Investments (continued)                              March 31, 1998
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

       FACE
      AMOUNT       RATINGS                           SECURITY                                    VALUE
=========================================================================================================
Water & Sewer -- 20.3%
    $1,000,000     Aaa*      Buford Water & Sewer Revenue, FSA-Insured,
                                5.050% due 7/1/21                                             $   987,500
       500,000     A+        Cartersville Development Authority Revenue Refunding,
                                Sewer Facilities, Anheuser Busch,
                                6.125% due 5/1/27 (c)                                             540,625
     1,000,000     AAA       Cherokee County Water & Sewer Authority Revenue,
                                FGIC-Insured, 5.000% due 8/1/27                                   965,000
       625,000     AAA       Douglasville-Douglas County Water & Sewer Authority
                                Revenue, AMBAC-Insured, 5.625% due 6/1/15                         673,438
       300,000     AAA       Fulton County Water & Sewer Revenue, FGIC-Insured,
                                6.375% due 1/1/14                                                 346,125
     1,000,000     AAA       Henry County Water & Sewer Authority Revenue,
                                AMBAC-Insured, 5.000% due 2/1/26                                  968,750
       500,000     AAA       Milledgeville Water & Sewer Revenue, FSA-Insured,
                                6.000% due 12/1/21                                                568,125
     1,000,000     AA        Peachtree City Water & Sewer Authority, Sewer System
                                Revenue, Series A, 5.375% due 3/1/22                            1,030,000
     1,500,000     AAA       Rockdale County Water & Sewer Authority Revenue,
                                FSA-Insured, 5.000% due 7/1/22                                  1,481,250
---------------------------------------------------------------------------------------------------------
                                                                                                7,560,813
---------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost-- $34,842,185**)                                           $37,169,906
=========================================================================================================

(a) Bond is escrowed to maturity with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b) Security is segregated by Custodian for open purchase commitments.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 20 and 21 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                15

Schedules of Investments (continued)                              March 31, 1998
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

       FACE
      AMOUNT       RATINGS                           SECURITY                                    VALUE
=========================================================================================================
Education -- 5.1%
    $1,000,000     AAA       Butler Area School District, GO, Series B, FGIC-Insured,
                                4.750% due 10/1/22                                            $   935,000
     1,050,000     AAA       McKeesport Area School District, Series B, FGIC-Insured,
                                zero coupon to yield 6.076% due 10/1/20                           330,750
     1,000,000     Baa1*     New Wilmington Municipal Authority College Revenue,
                                Westminster College, 5.350% due 3/1/28                            988,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,254,500
---------------------------------------------------------------------------------------------------------
Escrowed to Maturity (a) -- 3.8%
       510,000     AAA       Cambria County Hospital Development Authority,
                                Conemaugh Valley Memorial Hospital,
                                7.625% due 9/1/11                                                 608,175
       435,000     AAA       Lewisburg Area School District Building, AMBAC-Insured,
                                9.750% due 2/15/04 (b)                                            527,981
       290,000     AAA       Southeastern Greene School District, 9.375% due 7/1/03               331,687
       165,000     AAA       York County GO, Refunding, AMBAC-Insured,
                                8.875% due 6/1/06                                                 198,825
---------------------------------------------------------------------------------------------------------
                                                                                                1,666,668
---------------------------------------------------------------------------------------------------------
General Obligation -- 5.8%
     1,000,000     AAA       Cambria County GO, FGIC-Insured, 5.000% due 8/15/23                  968,750
     1,000,000     A         Puerto Rico Commonwealth GO, Public Improvement,
                                4.500% due 7/1/23                                                 901,250
     2,000,000     AAA       Westmoreland County GO, FGIC-Insured,
                                zero coupon to yield 5.954% due 12/1/18                           697,500
---------------------------------------------------------------------------------------------------------
                                                                                                2,567,500
---------------------------------------------------------------------------------------------------------
Hospital -- 22.4%
       500,000     AAA       Allegheny Hospital Development Authority, (General
                                Hospital Project), Series A, MBIA-Insured,
                                6.250% due 9/1/20                                                 549,375
     1,000,000     BBB       Allentown Area Hospital Authority Revenue, Sacred
                                Heart Hospital, 6.750% due 11/15/14                             1,093,750
     1,000,000     BBB+      Hazelton Health Services Authority Revenue, St. Joseph's
                                Medical Center, 6.200% due 7/1/26                               1,070,000
     1,000,000     BBB       Horizon Hospital System Authority Revenue, Horizon
                                Hospital Systems Inc., 6.350% due 5/15/26                       1,076,250
     1,000,000     Aaa*      Lehigh County General Purpose Authority Revenues,
                                Lehigh Valley Health Network, Series A, MBIA-Insured,
                                5.000% due 7/1/18                                                 972,500
     1,600,000     AAA       Philadelphia Hospital & Higher Education Facilities Authority,
                                Hospital Revenue, FHA-Insured, Series A,
                                5.300% due 1/1/18                                               1,594,000
     1,000,000     AA        Potter County Hospital Authority Revenue, Asset
                                Guaranteed, 6.050% due 8/1/24                                   1,063,750


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

Schedules of Investments (continued)                              March 31, 1998
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

       FACE
      AMOUNT       RATINGS                           SECURITY                                    VALUE
=========================================================================================================
Hospital -- 22.4% (continued)
    $  500,000     BBB       Puerto Rico Industrial, Tourist, Educational, Medical &
                                Environmental Control Facilities, (Ryder Memorial
                                Hospital Project), Series A, 6.700% due 5/1/24                $   542,500
                             Scranton-Lackawanna Health & Welfare Authority Revenue:
       500,000     BBB-++       Allied Services Rehabilitation Hospitals, (Project-A),
                                  7.600% due 7/15/20                                              555,625
       750,000     BBB-         Moses Taylor Hospital Project, 6.250% due 7/1/20                  799,688
       500,000     AAA       Wayne County Hospital & Health Facilities Authority,
                                County Guaranteed Hospital Revenue, (Wayne Memorial
                                Hospital Project), MBIA-Insured, 6.250% due 7/1/14                553,125
---------------------------------------------------------------------------------------------------------
                                                                                                9,870,563
---------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 4.0%
     1,500,000     BBB+++    Montgomery County Redevelopment Authority, Multi-Family
                                Housing Revenue, (KBF Associates L.P. Project),
                                Series A, 6.375% due 7/1/12                                     1,556,250
       205,000     AAA       Pittsburgh Urban Redevelopment Authority, Mortgage
                                Revenue, FNMA/GNMA-Collateralized, Series B,
                                6.950% due 10/1/10 (c)                                            215,506
---------------------------------------------------------------------------------------------------------
                                                                                                1,771,756
---------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 7.6%
                             Allegheny County, Residential Mortgage Refunding,
                                Single-Family Housing, GNMA-Collateralized:
       970,000     Aaa*           6.875% due 5/1/26 (b)(c)                                      1,052,450
     1,675,000     Aaa*           Zero coupon to yield 7.496% due 5/1/27 (c)                      198,906
     1,000,000     AA+       Pennsylvania Housing Finance Agency, Single-Family
                                Housing, Series A, 5.800% due 10/1/29 (c)                       1,035,000
       990,000     AAA       Puerto Rico Single-Family Housing Mortgage Revenue,
                                GNMA/FNMA/FHLMC-Collateralized,
                                6.250% due 4/1/29 (c)                                           1,050,638
---------------------------------------------------------------------------------------------------------
                                                                                                3,336,994
---------------------------------------------------------------------------------------------------------
Industrial Development -- 12.8%
     1,000,000     BBB-      Allegheny County IDA Refunding Environmental
                                Improvement, USX Corp., 6.700% due 12/1/20 (b)                  1,088,750
       100,000     P-1*      Beaver County IDA, Environmental Improvement,
                                (BASF Corp. Project), 3.950% due 9/1/32 (c)(d)                    100,000
     1,000,000     A-        Bradford IDA Solid Waste, International Paper Co.,
                                6.600% due 3/1/19 (c)                                           1,112,500
     1,000,000     A         Delaware County, Industrial Development Authority
                                Revenue, Resource Recovery Facility, Series A,
                                6.200% due 7/1/19                                               1,081,250
     1,000,000     A-        Erie County IDA Environmental Improvement Revenue,
                                (International Paper Co. Project), Series A,
                                7.625% due 11/1/18 (b)(c)                                       1,168,750


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                17

Schedules of Investments (continued)                              March 31, 1998
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

       FACE
      AMOUNT       RATINGS                           SECURITY                                    VALUE
=========================================================================================================
Industrial Development -- 12.8% (continued)
    $  200,000     A-1+      Philadelphia, Authority for Industrial Development
                                Revenues, (Fox Chase Cancer Center Project),
                                3.750% due 7/1/25 (d)                                         $   200,000
       900,000     A-1+      Schuylkill County IDA, Resource Recovery Revenue,
                                Northeastern Power Co., 3.750% due 12/1/22 (d)                    900,000
---------------------------------------------------------------------------------------------------------
                                                                                                5,651,250
---------------------------------------------------------------------------------------------------------
Life-Care  -- 5.9%
                             Montgomery County IDA, Retirement Community Revenue:
     1,500,000     A-           Series A, 5.875% due 11/15/22                                   1,556,250
     1,000,000     A-           Series B, 5.625% due 11/15/12                                   1,031,250
---------------------------------------------------------------------------------------------------------
                                                                                                2,587,500
---------------------------------------------------------------------------------------------------------
Miscellaneous -- 6.2%
       500,000     BBB-      Allegheny County IDA Revenue Refunding, Environmental
                                Improvement, USX Corp., 5.600% due 9/1/30                         503,125
     1,000,000     BBB       Puerto Rico Housing Bank & Finance Agency,
                                7.500% due 12/1/06                                              1,176,250
     1,000,000     AAA       York County Solid Waste & Refuse Authority, Waste
                                System Revenue, FGIC-Insured, 5.500% due 12/1/14                1,066,250
---------------------------------------------------------------------------------------------------------
                                                                                                2,745,625
---------------------------------------------------------------------------------------------------------
Pollution Control -- 3.7%
     1,000,000     AAA       Northhampton County IDA, Metropolitan Edison, Series A,
                                MBIA-Insured, 6.100% due 7/15/21                                1,080,000
       500,000     BBB-      Pennsylvania Economic Development Financing Authority,
                                Resource Recovery Revenue, (Colver Project), Series D,
                                7.150% due 12/1/18 (c)                                            557,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,637,500
---------------------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 2.7%
       920,000     Aaa*      Philadelphia Hospital Revenue, (United Hospital Inc. Project),
                                (Call 7/1/05 @ 100), 10.875% due 7/1/08 (b)                     1,191,400
---------------------------------------------------------------------------------------------------------
Solid Waste -- 2.5%
     1,000,000     A-        New Morgan IDA Solid Waste Disposal, Browning Ferris
                                Industries Inc., 6.500% due 4/1/19 (c)                          1,088,750
---------------------------------------------------------------------------------------------------------
Transportation -- 9.6%
     1,200,000     AAA       Allegheny County Airport Revenue, Pittsburgh International
                                Airport, Series B, MBIA-Insured, 5.000% due 1/1/17              1,174,500
     1,825,000     A         Puerto Rico Commonwealth Highway & Transportation
                                Authority, 5.000% due 7/1/36                                    1,761,125
     1,200,000     BBB-      Puerto Rico Ports Authority Revenue, American Airlines,
                                Series A, 6.250% due 6/1/26 (c)                                 1,303,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,239,125
---------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

Schedules of Investments (continued)                              March 31, 1998
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

       FACE
      AMOUNT       RATINGS                           SECURITY                                    VALUE
=========================================================================================================
Utilities -- 3.1%
    $  400,000     BBB       Guam Power Authority Revenue, Series A,
                                6.750% due 10/1/24                                            $   442,500
     1,000,000     AAA       Puerto Rico Electric Power Authority, Power Revenue,
                                Series EE, MBIA-Insured, 4.500% due 7/1/18                        925,000
---------------------------------------------------------------------------------------------------------
                                                                                                1,367,500
---------------------------------------------------------------------------------------------------------
Water and Sewer -- 4.8%
     1,000,000     AAA       Lancaster County Solid Waste Management, Series A,
                                AMBAC-Insured, 5.000% due 12/15/14 (c)                            970,000
     1,000,000     AAA       Philadelphia Water & Wastewater Revenue, MBIA-Insured,
                                6.250% due 8/1/12                                               1,150,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,120,000
---------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost-- $41,570,624**)                                           $44,096,631
=========================================================================================================

(a) Bond is escrowed to maturity with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(b) Security segregated by Custodian for open purchase commitment.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(e) Bond is escrowed with U.S. government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 20 and 21 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                19

Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those that are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's") or those that are identified by a double dagger (++) are rated by Fitch Investors Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------

Fitch    -- Ratings may be modified by the addition of a plus (+) sign or minus
            (-) sign to show relative standings within the major rating categories.

BBB      -- Bonds which are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is con sidered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR       -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.


Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.

VMIG 2   -- Moody's second highest rating for issues having a demand feature
            -- VRDO.


Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area Governments

AIG      -- American International Guaranty

AMBAC    -- AMBAC Indemnity Corporation

BAN      -- Bond Anticipation Notes

BIG      -- Bond Investors Guaranty

CGIC     -- Capital Guaranty Insurance Company

CHFCLI   -- California Health Facility Construction Loan Insurance

CONNIE
 LEE     -- College Construction Loan Insurance Association

COP      -- Certificate of Participation

EDA      -- Economic Development Authority

ETM      -- Escrowed to Maturity

FGIC     -- Financial Guaranty Insurance Company

FHA      -- Federal Housing Administration

FHLMC    -- Federal Home Loan Mortgage Corporation

FLAIRS   -- Floating Adjustable Interest Rate Securities

FNMA     -- Federal National Mortgage Association

FRTC     -- Floating Rate Trust Certificates

FSA      -- Financial Security Assurance

GIC      -- Guaranteed Investment Contract

GNMA     -- Government National Mortgage Association

GO       -- General Obligation

HDC      -- Housing Development Corporation

HFA      -- Housing Finance Authority

IDA      -- Industrial Development Authority

IDB      -- Industrial Development Board

IDR      -- Industrial Development Revenue

INFLOS   -- Inverse Floaters

LOC      -- Letter of Credit

MBIA     -- Municipal Bond Investors Assurance Corporation

MVRICS   -- Municipal Variable Rate Inverse Coupon Security

PCR      -- Pollution Control Revenue

RAN      -- Revenue Anticipation Notes

RIBS     -- Residual Interest Bonds

RITES    -- Residual Interest Tax-Exempt Securities

SYCC     -- Structured Yield Curve Certificate

TAN      -- Tax Anticipation Notes

TECP     -- Tax-Exempt Commercial Paper

TOB      -- Tender Option Bonds

TRAN     -- Tax and Revenue Anticipation Notes

VA       -- Veterans Administration

VRWE     -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                21

Statements of Assets and Liabilities                              March 31, 1998
--------------------------------------------------------------------------------

                                                      Georgia     Pennsylvania
                                                     Portfolio      Portfolio
================================================================================
ASSETS:
  Investments, at value (Cost -- $34,842,185,
  and $41,570,624, respectively)                    $37,169,906   $44,096,631
  Cash                                                   28,057        93,132
  Interest receivable                                   485,776       680,563
  Receivable for Fund shares sold                       167,636        28,825
  Receivable for securities sold                         10,000            --
--------------------------------------------------------------------------------
  Total Assets                                       37,861,375    44,899,151
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                    1,923,000     1,900,829
  Management fees payable                                38,509        13,969
  Distribution fees payable                               3,902         5,313
  Payable for Fund shares purchased                       3,400           500
  Accrued expenses                                       37,965        26,226
--------------------------------------------------------------------------------
  Total Liabilities                                   2,006,776     1,946,837
--------------------------------------------------------------------------------
Total Net Assets                                    $35,854,599   $42,952,314
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest        $     2,670   $     3,175
  Capital paid in excess of par value                33,463,884    39,832,873
  Undistributed (overdistributed) net
  investment income                                      (2,139)       96,710
  Accumulated net realized gain
  on security transactions                               62,463       493,549
  Net unrealized appreciation of investments          2,327,721     2,526,007
--------------------------------------------------------------------------------
Total Net Assets                                    $35,854,599   $42,952,314
================================================================================
Shares Outstanding:
  Class A                                             1,526,353     1,177,980
--------------------------------------------------------------------------------
  Class B                                               797,838     1,425,174
--------------------------------------------------------------------------------
  Class C                                               346,007       571,989
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                         $13.43        $13.54
--------------------------------------------------------------------------------
  Class B*                                               $13.43        $13.52
--------------------------------------------------------------------------------
  Class C**                                              $13.41        $13.51
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (Net asset value plus 4.17% of net asset value)        $13.99        $14.10
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 4).


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

Statements of Operations For the Year Ended                       March 31, 1998
--------------------------------------------------------------------------------

                                                      Georgia    Pennsylvania
                                                     Portfolio    Portfolio
================================================================================
INVESTMENT INCOME:
  Interest                                           $1,641,459   $2,321,385
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                              131,737      179,220
  Distribution fees (Note 4)                            109,190      184,203
  Shareholder and system servicing fees                  21,600       24,600
  Audit and legal                                        17,300       16,700
  Shareholder communications                             11,100       16,000
  Pricing service fees                                    6,000        6,400
  Registration fees                                       4,000        2,500
  Trustees' fees                                          2,700        3,500
  Custody                                                 2,100        2,600
  Other                                                   4,600        5,850
--------------------------------------------------------------------------------
  Total Expenses                                        310,327      441,573
  Less: Management fee waiver (Note 4)                   96,279      165,251
--------------------------------------------------------------------------------
  Net Expenses                                          214,048      276,322
--------------------------------------------------------------------------------
Net Investment Income                                 1,427,411    2,045,063
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                              10,448,411   32,521,621
    Cost of securities sold                          10,208,823   31,696,207
--------------------------------------------------------------------------------
  Net Realized Gain                                     239,588      825,414
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments:
    Beginning of year                                   437,671      539,401
    End of year                                       2,327,721    2,526,007
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation             1,890,050    1,986,606
--------------------------------------------------------------------------------
Net Gain on Investments                               2,129,638    2,812,020
--------------------------------------------------------------------------------
Increase in Net Assets From Operations              $ 3,557,049   $4,857,083
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                23

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         For the Years Ended
                                                              March 31,
                                                      -------------------------
Georgia Portfolio                                         1998          1997
===============================================================================
OPERATIONS:
  Net investment income                               $1,427,411     $1,111,529
  Net realized gain                                      239,588        127,579
  Increase (decrease) in net unrealized appreciation   1,890,050       (150,783)
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations               3,557,049      1,088,325
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                               (1,426,979)    (1,099,230)
  Net realized gains                                    (176,258)      (122,390)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                       (1,603,237)    (1,221,620)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                    10,292,258      9,113,953
  Net asset value of shares issued
  for reinvestment of dividends                        1,042,371        778,557
  Cost of shares reacquired                           (2,503,707)    (2,808,135)
-------------------------------------------------------------------------------
  Increase in Net Assets From
  Fund Share Transactions                              8,830,922      7,084,375
-------------------------------------------------------------------------------
Increase in Net Assets                                10,784,734      6,951,080
NET ASSETS:
  Beginning of year                                   25,069,865     18,118,785
-------------------------------------------------------------------------------
  End of year*                                       $35,854,599    $25,069,865
===============================================================================
* Includes overdistributed net investment income of:     $(2,139)       $(2,571)
===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------

                                                        For the Years Ended
                                                               March 31,
                                                     ---------------------------
Pennsylvania Portfolio                                  1998            1997
================================================================================
OPERATIONS:
  Net investment income                              $2,045,063      $1,819,626
  Net realized gain                                     825,414           6,960
  Increase in net unrealized appreciation             1,986,606          88,962
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              4,857,083       1,915,548
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                              (1,946,032)     (1,826,062)
  Net realized gains                                   (322,194)             --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                      (2,268,226)     (1,826,062)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                    8,372,759       9,408,115
  Net asset value of shares issued
  for reinvestment of dividends                       1,490,181       1,155,353
  Cost of shares reacquired                          (5,941,286)     (3,871,277)
--------------------------------------------------------------------------------
  Increase in Net Assets From
  Fund Share Transactions                             3,921,654       6,692,191
--------------------------------------------------------------------------------
Increase in Net Assets                                6,510,511       6,781,677
NET ASSETS:
  Beginning of year                                  36,441,803      29,660,126
--------------------------------------------------------------------------------
  End of year*                                      $42,952,314     $36,441,803
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                             $96,710         $(2,321)
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                25

Notes to Financial Statements

1. Significant Accounting Policies

The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and six other separate investment portfolios: Florida, New York, National, Limited Term, California Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------

2. Portfolio Concentration

Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

3. Exempt-Interest Dividends and Other Distributions

Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Portfolios. The Portfolios pay MMC a manage ment fee calcu lated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. MMC waived a portion of its management fees for the Portfolios for the year ended March 31, 1998.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the year ended March 31, 1998, SB received sales charges of approximately $115,000 on purchases of the Portfolios' Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year of purchase. For the year ended March 31, 1998, CDSCs paid to Smith Barney for Class B shares were approximately $10,000 and $22,000 for the Georgia Portfolio and Pennsylvania Portfolio, respectively.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                27

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 1998, total Distribution Plan fees incurred were:

Portfolio                                       Class A    Class B    Class C
================================================================================
Georgia                                         $24,898    $57,757    $26,535
--------------------------------------------------------------------------------
Pennsylvania                                     23,404    113,999     46,800
================================================================================

All officers and one Trustee of the Fund are employees of SB.

5. Investments

During the year ended March 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     Georgia        Pennsylvania
                                                    Portfolio        Portfolio
================================================================================
Purchases                                          $23,996,447      $38,125,311
--------------------------------------------------------------------------------
Sales                                               10,448,411       32,521,621
================================================================================

At March 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     Georgia        Pennsylvania
                                                    Portfolio        Portfolio
================================================================================
Gross unrealized appreciation                       $2,380,298       $2,576,732
Gross unrealized depreciation                          (52,577)         (50,725)
--------------------------------------------------------------------------------
Net unrealized appreciation                         $2,327,721       $2,526,007
================================================================================

6. Shares of Beneficial Interest

At March 31, 1998, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------

At March 31, 1998, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                                  Class A       Class B       Class C
================================================================================
Georgia                                  $19,124,215   $10,007,955   $4,334,384
--------------------------------------------------------------------------------
Pennsylvania                              14,648,665    17,987,399    7,199,984
================================================================================

Transactions in shares of each class were as follows:

                                         Year Ended                   Year Ended
                                       March 31, 1998               March 31, 1997
                                    ---------------------       ---------------------
Georgia Portfolio                   Shares       Amount         Shares       Amount
=====================================================================================
Class A
Shares sold                         428,273    $5,703,527       457,524    $5,795,183
Shares issued on reinvestment        44,976       594,980        33,287       419,038
Shares redeemed                    (108,781)   (1,404,440)     (108,171)   (1,364,400)
-------------------------------------------------------------------------------------
Net Increase                        364,468    $4,894,067       382,640    $4,849,821
=====================================================================================
Class B
Shares sold                         244,140    $3,233,404       202,325    $2,540,756
Shares issued on reinvestment        22,249       294,164        17,331       218,224
Shares redeemed                     (58,133)     (759,900)      (66,812)     (843,932)
-------------------------------------------------------------------------------------
Net Increase                        208,256    $2,767,668       152,844    $1,915,048
=====================================================================================
Class C
Shares sold                         101,894    $1,355,327        61,542      $778,014
Shares issued on reinvestment        11,606       153,227        11,251       141,295
Shares redeemed                     (26,031)     (339,367)      (47,652)     (599,803)
-------------------------------------------------------------------------------------
Net Increase                         87,469    $1,169,187        25,141      $319,506
=====================================================================================
Pennsylvania Portfolio
=====================================================================================
Class A
Shares sold                         192,029    $2,564,480       307,459    $3,903,533
Shares issued on reinvestment        52,700       701,357        42,485       539,870
Shares redeemed                    (263,300)   (3,525,081)      (91,821)   (1,170,767)
-------------------------------------------------------------------------------------
Net Increase (Decrease)             (18,571)    $(259,244)      258,123    $3,272,636
=====================================================================================
Class B
Shares sold                         265,068    $3,525,937       328,162    $4,153,859
Shares issued on reinvestment        42,873       570,003        35,686       452,643
Shares redeemed                    (113,579)   (1,504,701)     (174,300)   (2,226,160)
-------------------------------------------------------------------------------------
Net Increase                        194,362    $2,591,239       189,548    $2,380,342
=====================================================================================
Class C
Shares sold                         171,289    $2,282,342       106,472    $1,350,723
Shares issued on reinvestment        16,451       218,821        12,840       162,840
Shares redeemed                     (69,192)     (911,504)      (37,197)     (474,350)
-------------------------------------------------------------------------------------
Net Increase                        118,548    $1,589,659        82,115    $1,039,213
=====================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                29

Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

                                                          Class A Shares
                                        -------------------------------------------------
Georgia Portfolio                         1998          1997          1996         1995(1)
=========================================================================================
Net Asset Value, Beginning of Year      $12.48        $12.50        $12.10       $12.00
-----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)               0.67          0.69          0.70         0.62
  Net realized and unrealized gain        1.03          0.04          0.45         0.10*
-----------------------------------------------------------------------------------------
Total Income From Operations              1.70          0.73          1.15         0.72
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.67)        (0.67)        (0.70)       (0.62)
  Net realized gains                     (0.08)        (0.08)        (0.05)          --
-----------------------------------------------------------------------------------------
Total Distributions                      (0.75)        (0.75)        (0.75)       (0.62)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year            $13.43        $12.48        $12.50       $12.10
-----------------------------------------------------------------------------------------
Total Return                             13.85%         5.95%         9.67%        6.29%++
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $20,502       $14,495        $9,744       $8,520
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                            0.50%         0.48%         0.38%        0.28%+
  Net investment income                   5.10          5.49          5.57         5.43+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                     36%           81%           63%          34%
=========================================================================================

(1) For the period from April 4, 1994 (inception date) to March 31, 1995.

(2) The Manager has waived all or part of its fees for the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                       Expense Ratios
                   Net Investment Income         Without Fee Waivers and/or
                    Per Share Decreases            Expense Reimbursements
                ---------------------------     ---------------------------
                 1998   1997   1996   1995       1998   1997   1996   1995
                ------  -----  -----  -----     ------  -----  -----  -----
    Class A     $0.04   $0.04  $0.11  $0.12      0.83%  0.90%  1.23%  1.20%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.

# As a result of voluntary expense limitations, expense ratios will not exceed 0.80% for Class A shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

                                                                Class B Shares
                                               -------------------------------------------------
Georgia Portfolio                               1998          1997         1996      1995(1)(2)
================================================================================================
Net Asset Value, Beginning of Year             $12.47        $12.50       $12.11       $12.27
------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)                      0.61          0.62         0.64         0.49
  Net realized and unrealized gain (loss)        1.03          0.04         0.45        (0.16)*
------------------------------------------------------------------------------------------------
Total Income From Operations                     1.64          0.66         1.09         0.33
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.60)        (0.61)       (0.65)       (0.49)
  Net realized gains                            (0.08)        (0.08)       (0.05)          --
------------------------------------------------------------------------------------------------
Total Distributions                             (0.68)        (0.69)       (0.70)       (0.49)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $13.43        $12.47       $12.50       $12.11
------------------------------------------------------------------------------------------------
Total Return                                    13.39%         5.33%        9.08%        2.88%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $10,712        $7,354       $5,461       $2,551
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                                   1.02%         1.00%        0.92%        0.85%+
  Net investment income                          4.58          4.97         5.20         5.37+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            36%           81%          63%          34%
================================================================================================

(1) For the period from June 15, 1994 (inception date) to March 31, 1995.

(2) On November 7, 1994, the former Class E shares were renamed Class B shares.

(3) The Manager has waived all or part of its fees the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                   Net Investment Income        Without Fee Waivers and/or
                    Per Share Decreases           Expense Reimbursements
                --------------------------     ----------------------------
                 1998   1997   1996   1995      1998   1997   1996   1995
                -----  -----  -----  -----     -----   ----   ----   ----
    Class B     $0.04  $0.05  $0.10  $0.11      1.35%  1.42%  1.77%  1.82%+


* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.

# As a result of voluntary expense limitations, expense ratios will not exceed 1.30% for Class B shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                31

--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

                                                       Class C Shares
                                       ------------------------------------------------
Georgia Portfolio                       1998         1997         1996       1995(1)(2)
=======================================================================================
Net Asset Value, Beginning of Year     $12.46       $12.49       $12.09       $12.06
---------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)              0.60         0.62         0.63         0.55
  Net realized and unrealized gain       1.02         0.03         0.46         0.04*
---------------------------------------------------------------------------------------
Total Income From Operations             1.62         0.65         1.09         0.59
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.59)       (0.60)       (0.64)       (0.56)
  Net realized gains                    (0.08)       (0.08)       (0.05)          --
---------------------------------------------------------------------------------------
Total Distributions                     (0.67)       (0.68)       (0.69)       (0.56)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year           $13.41       $12.46       $12.49       $12.09
---------------------------------------------------------------------------------------
Total Return                            13.23%        5.28%        9.12%        5.11%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $4,641       $3,221       $2,914       $1,295
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                           1.06%        1.04%        0.97%        0.90%+
  Net investment income                  4.54         4.93         5.18         5.22+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                    36%          81%          63%          34%
=======================================================================================

(1) For the period from April 14, 1994 (inception date) to March 31, 1995.

(2) On November 7, 1994, the former Class B shares were renamed Class C shares.


(3) The Manager has waived all or part of its fees for the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                    Expense Ratios
                 Net Investment Income         Without Fee Waivers and/or
                  Per Share Decreases            Expense Reimbursements
              --------------------------       -------------------------
               1998   1997   1996   1995       1998   1997  1996  1995
              -----  -----  -----  -----       ----   ----  ----  ----
    Class C   $0.04  $0.05  $0.10  $0.12       1.39%  1.46% 1.82% 1.85%+



* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.

# As a result of voluntary expense limitations, expense ratios will not exceed 1.35% for Class C shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

                                                           Class A Shares
                                        -----------------------------------------------------
Pennsylvania Portfolio                    1998          1997          1996(1)     1995(2)(3)
=============================================================================================
Net Asset Value, Beginning of Year      $12.66        $12.62        $12.40          $12.00
---------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)               0.73          0.71          0.70            0.67
  Net realized and unrealized gain        0.95          0.04          0.29            0.35*
---------------------------------------------------------------------------------------------
Total Income From Operations              1.68          0.75          0.99            1.02
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.69)        (0.71)        (0.72)          (0.62)
  Net realized gains                     (0.11)           --         (0.05)             --
---------------------------------------------------------------------------------------------
Total Distributions                      (0.80)        (0.71)        (0.77)          (0.62)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $13.54        $12.66        $12.62          $12.40
---------------------------------------------------------------------------------------------
Total Return                             13.52%         6.11%         8.08%           8.82%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $15,955       $15,152       $11,847          $7,974
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                            0.37%         0.37%         0.38%           0.29%+
  Net investment income                   5.46          5.66          5.57            5.76+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     81%          122%           88%             38%
=============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from April 4, 1994 (inception date) to March 31, 1995.

(3) On October 10, 1994, the former Class C shares were exchanged into Class A shares.

(4) The Manager has waived all or part of its fees for the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                    Expense Ratios
                 Net Investment Income         Without Fee Waivers and/or
                  Per Share Decreases            Expense Reimbursements
              ---------------------------     ----------------------------
               1998   1997   1996    1995     1998   1997    1996    1995
              -----  -----  -----   -----     ----   -----   -----  ------
    Class A   $0.05  $0.06  $0.07   $0.09     0.79%  0.82%   0.93%  1.03%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.

# As a result of voluntary expense limitations, expense ratios will not exceed 0.80% for Class A shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                33

--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

                                                          Class B Shares
                                        -----------------------------------------------------
Pennsylvania Portfolio                    1998          1997          1996(1)      1995(2)(3)
=============================================================================================
Net Asset Value, Beginning of Year      $12.64        $12.61        $12.39          $12.35
---------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)               0.65          0.65          0.64            0.51
  Net realized and unrealized gain        0.96          0.03          0.29            0.01*
---------------------------------------------------------------------------------------------
Total Income From Operations              1.61          0.68          0.93            0.52
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.62)        (0.65)        (0.66)          (0.48)
  Net realized gains                     (0.11)           --         (0.05)             --
---------------------------------------------------------------------------------------------
Total Distributions                      (0.73)        (0.65)        (0.71)          (0.48)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $13.52        $12.64        $12.61          $12.39
---------------------------------------------------------------------------------------------
Total Return                             12.97%         5.56%         7.61%           4.48%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $19,268       $15,559       $13,131          $4,850
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                            0.89%         0.88%         0.88%           0.82%+
  Net investment income                   4.94          5.15          5.07            5.31+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     81%          122%           88%             38%
=============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from June 20, 1994 (inception date) to March 31, 1995.

(3) On November 7, 1994, the former Class E shares were renamed Class B shares.


(4) The Manager has waived all or part of its fees for the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                         Expense Ratios
                   Net Investment Income           Without Fee Waivers and/or
                    Per Share Decreases              Expense Reimbursements
               -----------------------------     -------------------------------
                1998    1997    1996    1995      1998    1997    1996    1995
               -----   -----   -----   -----     -----   -----   -----   -----
    Class B    $0.05   $0.06   $0.07   $0.08      1.31%   1.33%   1.44%   1.58%+


* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.

# As a result of voluntary expense limitations, expense ratios will not exceed 1.30% for Class B shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
34                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

                                                         Class C Shares
                                       --------------------------------------------------
Pennsylvania Portfolio                   1998         1997         1996(1)     1995(2)(3)
=========================================================================================
Net Asset Value, Beginning of Year     $12.64       $12.61       $12.39         $12.00
-----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)              0.64         0.64         0.64           0.59
  Net realized and unrealized gain       0.96         0.04         0.29           0.36*
-----------------------------------------------------------------------------------------
Total Income From Operations             1.60         0.68         0.93           0.95
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.62)       (0.65)       (0.66)         (0.56)
  Net realized gains                    (0.11)          --        (0.05)            --
-----------------------------------------------------------------------------------------
Total Distributions                     (0.73)       (0.65)       (0.71)         (0.56)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year           $13.51       $12.64       $12.61         $12.39
-----------------------------------------------------------------------------------------
Total Return                            12.84%        5.51%        7.56%          8.14%++
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $7,729       $5,731       $4,682         $3,337
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                           0.94%        0.94%        0.94%          0.86%+
  Net investment income                  4.89         5.09         5.00           5.04+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                    81%         122%          88%            38%
=========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from April 5, 1994 (inception date) to March 31, 1995.

(3) On November 7, 1994, the former Class B shares were renamed Class C shares.

(4) The Manager has waived all or part of its fees for the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                        Expense Ratios
                  Net Investment Income           Without Fee Waivers and/or
                   Per Share Decreases              Expense Reimbursements
               --------------------------      ------------------------------
                1998   1997   1996   1995       1998     1997    1996    1995
               -----  -----  -----  -----      -----    -----   -----   -----
    Class C    $0.05  $0.06  $0.07  $0.09       1.36%   1.39%   1.49%   1.56%+

* Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.

# As a result of voluntary expense limitations, expense ratios will not exceed 1.35% for Class C shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


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Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                35

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Georgia and Pennsylvania Portfolios of Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Georgia and Pennsylvania Portfolios of Smith Barney Muni Funds as of March 31, 1998, the related statements of opera tions for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from April 4, 1994 (commencement of operations) to March 31, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan dards. Those standards require that we plan and perform the audit to obtain reason able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Georgia and Pennsylvania Port folios of Smith Barney Muni Funds as of March 31, 1998, the results of their opera tions for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from April 4, 1994 to March 31, 1995, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP

New York, New York
May 15, 1998


--------------------------------------------------------------------------------
36                                            1998 Annual Report to Shareholders

Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1998:

      o Percentage of the dividends paid by the Fund from net investment income as tax-exempt to regular Federal income tax purposes:
                  Georgia Portfolio..................             100%
                  Pennsylvania Portfolio.............             100%

      o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

            o Total long-term capital gain distributions paid which are considered "28 percent rate gains":
                        Georgia Portfolio............         $3,005
                        Pennsylvania Portfolio.......        $54,711

            o Total long-term capital gain distributions paid which are considered "20 percent rate gains":
                        Georgia Portfolio............        $79,780
                        Pennsylvania Portfolio.......            N/A


--------------------------------------------------------------------------------
Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios                37

Smith Barney                  [LOGO]
Muni Funds

Trustees

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

Shareholder
Servicing Agent

First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios. It is not author ized for distribution to prospective investors unless accompanied or pre ceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.


Smith Barney Muni Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD0798 5/98